UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09036
                 -----------------------------------------------

                             UBS Relationship Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

[LOGO OF UBS] UBS Global Asset
              Management

UBS GLOBAL SECURITIES RELATIONSHIP FUND
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND
UBS SMALL CAP EQUITY RELATIONSHIP FUND
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND
UBS U.S. BOND RELATIONSHIP FUND
UBS HIGH YIELD RELATIONSHIP FUND
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
UBS CORPORATE BOND RELATIONSHIP FUND
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

SEMI-ANNUAL REPORT
JUNE 30, 2005

TABLE OF CONTENTS

--------------------------------------------------------------------------------

PERFORMANCE AND SCHEDULES OF INVESTMENTS
   UBS Global Securities Relationship Fund .......................      2
   UBS U.S. Large Cap Equity Relationship Fund ...................     18
   UBS Large Cap Select Equity Relationship Fund .................     24
   UBS U.S. Large Cap Value Equity Relationship Fund .............     30
   UBS Small Cap Equity Relationship Fund ........................     36
   UBS International Equity Relationship Fund ....................     43
   UBS Emerging Markets Equity Relationship Fund .................     50
   UBS U.S. Cash Management Prime Relationship Fund ..............     57
   UBS U.S. Bond Relationship Fund ...............................     60
   UBS High Yield Relationship Fund ..............................     69
   UBS Emerging Markets Debt Relationship Fund ...................     78
   UBS U.S. Securitized Mortgage Relationship Fund ...............     85
   UBS Corporate Bond Relationship Fund ..........................     95
   UBS Opportunistic High Yield Relationship Fund ................    102

Statements of Assets and Liabilities .............................    108

Statements of Operations .........................................    110

Statements of Changes in Net Assets ..............................    112

Financial Highlights .............................................    118

Notes to Financial Statements ....................................    125

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Global Securities Relationship Fund (the "Fund") returned 0.69%, versus the 0.18% return of its benchmark, the Global Securities Relationship Fund Index (the "Index").* Since inception on April 30, 1995, through period end, the Fund returned 10.47% on an annualized basis, versus the 8.47% annualized return of the Index. (Returns over various time periods are shown on page 3; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund outperformed its benchmark over the reporting period, primarily due to strong security selection and active asset allocation decisions. Country positioning also added incremental value. Conversely, currency positioning detracted from Fund performance for the period.

We implemented a number of asset allocation strategy changes during the period. In the first quarter, we reduced overall equity market exposure by selling 2.5% emerging market equities and 2.5% US equities, placing the proceeds into US and developed country bonds outside of Japan. During May, we increased exposure to high yield debt (while still maintaining an underweight position versus benchmark) by selling developed global (ex-US) bonds. Finally, in June we reduced our exposure to developed market global (ex-US) equities and developed market bonds, putting the proceeds from those sales into cash equivalents. Currency strategy changed three times during the reporting period: we sold 1% Australian dollar for US dollar in February, sold 3% euro into Swedish krona during May, and 2% British pounds into more Swedish krona in June.

EQUITIES: SECURITY SELECTION DRIVES COUNTRY AND SECTOR DECISIONS

The first six months of 2005 provided several challenges for global investors. In our view, the global economy was likely to transition from the fast-paced growth of 2004 to a slower, more sustainable rate of growth. Many investors were concerned, however, about high oil prices, the increasing threat of inflation in some regions and continued geopolitical unrest. In the midst of this uncertainty, stock and bond markets provided disappointing returns with some volatility.

The Fund's investment strategy in this environment was to remain focused on our long-standing, research-driven investment process and make prudent active asset allocation decisions. Our global network of researchers and analysts employ fundamental valuation techniques to evaluate opportunities between asset classes and within them.

Within equities, our research suggested that country markets were trading near intrinsic value, with modest regional variations. One of our largest overweight positions relative to the Index during the reporting period was to the UK. This position was more a function of attractive stock opportunities than an overriding view of the country market. We also held overweight positions to equities in Switzerland, Austria and the Netherlands. In each country, we saw appreciation potential. The Fund held a slightly overweight position to the US relative to the Index on average over the six-month period, and remained basically neutral to Japan.

At the sector level, we saw strong contributions from our overweight exposure to medical services. The Fund remained underweighted to computer hardware during the period. This position benefited relative performance as the sector continued to produce disappointing returns.

The Fund's underweight to the top-performing energy sector hindered relative performance as stocks in this sector benefited from rising oil prices. Our research suggests, however, that most energy stocks were-and are-selling for prices well beyond their intrinsic value. We will continue to monitor this industry closely as oil prices fluctuate.

FIXED INCOME: DEFENSIVE POSTURE IN A RISING RATE ENVIRONMENT

Global bond markets followed divergent paths over the reporting period, as differing growth outlooks and inflation prospects in the world's economies were a strong influence on interest rates. In the US, the level of economic activity indicated by real GDP growth led the Federal Reserve Board to continue to raise interest rates as expected. Despite these increases, longer-maturity Treasury yields fell over the period as fixed-income investors grew concerned over a supposed "soft patch" in the US economy, apparently confirmed by weaker-than expected payroll numbers and disappointing performance in the manufacturing sector. Eurozone yields also fell all along the yield curve. Other European markets, including Sweden and Denmark, surpassed the performance of the US, with the most impressive returns coming from Poland.

Our country strategy in this environment was to hold underweight exposure to US bonds, favoring shorter-term maturities over long-term US Treasuries, and underweighting US high yield bonds. By the end of the period, underweights to US bonds funded overweights to cash positions that, during the first quarter, had funded equity overweights.

The Fund retained its underweight position to Japanese bonds during the period. The Japanese economy saw a significant slowdown in the second half of 2004, making it unlikely that the Bank of Japan would move tighten monetary policy in the foreseeable future. Even at current yields, however, our analysis concluded that Japanese bonds did not provide adequate compensation given the potential risks.

The Fund maintained a neutral or underweight exposure to corporate credit over the reporting period. Credit spreads began the fiscal year very narrow, offering no additional value versus government bonds. As investors became increasingly risk averse, however, most credit spreads widened sharply in March, and then tightened again late in the reporting period.

--------------------------------------------------------------------------------
* An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index.

    UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                       6 months       1 year      3 years      5 years      Annualized
                                                        ended         ended       ended         ended      04/30/95* to
                                                       06/30/05     06/30/05     06/30/05     06/30/05       06/30/05
-----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                  0.69%        13.32%      12.88%       10.03%         10.47%
-----------------------------------------------------------------------------------------------------------------------
Global Securities Relationship Fund Index**              0.18         10.46       10.73         2.73           8.47
-----------------------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                          -0.52         10.40       10.37        -1.81           7.31
-----------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index                   -3.97          7.61        9.82         7.91           5.77
-----------------------------------------------------------------------------------------------------------------------

*  Performance inception date of UBS Global Securities Relationship Fund.

** An unmanaged index compiled by the Advisor, constructed as follows: 40%
   Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-U.S. World Government Bond Index (unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index. On June 1, 2005, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index and the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch U.S. High Yield Cash Pay Index.

   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning              Ending             Expenses Paid
                                                 Account Value         Account Value         During Period*
                                                January 1, 2005        June 30, 2005         1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00             $1,006.90               $0.43
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            1,000.00              1,024.36                0.44
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0873%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                          Percentage of
                                           Net Assets
-------------------------------------------------------
Citigroup, Inc.                                1.7%
Nextel Communications, Inc., Class A           1.3
Johnson & Johnson                              1.3
Wells Fargo & Co.                              1.2
Microsoft Corp.                                1.2
UnitedHealth Group, Inc.                       1.2
Morgan Stanley                                 1.1
Exelon Corp.                                   1.0
JPMorgan Chase & Co.                           0.9
Freddie Mac                                    0.9
-------------------------------------------------------
Total                                         11.8%

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF JUNE 30, 2005

                                                     Percentage of
                                                       Net Assets
------------------------------------------------------------------
U.S. Treasury Note
   3.625%, due 01/15/10                                    1.2%
U.S. Treasury Note
   3.375%, due 02/28/07                                    1.2
U.S. Treasury Note
   3.750%, due 03/31/07                                    1.1
U.S. Treasury Note
   2.000%, due 01/15/14                                    0.7
Deutsche Bundesrepublik
   6.000%, due 01/04/07                                    0.5
Deutsche Bundesrepublik
   4.500%, due 07/04/09                                    0.4
Federal National Mortgage Association
   4.951%, due 02/01/35                                    0.4
U.S. Treasury Note
   3.625%, due 04/30/07                                    0.3
U.S. Treasury Note
   4.750%, due 05/15/14                                    0.3
Meristar Commercial Mortgage Trust, 99-C1, Class A2
   7.610%, due 03/03/16                                    0.2
------------------------------------------------------------------
Total                                                      6.3%

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

EQUITIES
U.S. EQUITIES
    Aerospace & Defense .........................................       1.05%
    Air Freight & Logistics .....................................       0.24
    Auto Components .............................................       0.48
    Biotechnology ...............................................       1.00
    Building Products ...........................................       0.85
    Capital Markets .............................................       1.78
    Commercial Banks ............................................       2.14
    Commercial Services & Supplies ..............................       0.34
    Computers & Peripherals .....................................       0.50
    Construction Materials ......................................       0.63
    Diversified Financial Services ..............................       2.55
    Diversified Telecommunication Services ......................       0.47
    Electric Utilities ..........................................       2.18
    Electronic Equipment & Instruments ..........................       0.39
    Energy Equipment & Services .................................       0.20
    Food & Staples Retailing ....................................       1.97
    Gas Utilities ...............................................       0.25
    Health Care Equipment & Supplies ............................       0.36
    Health Care Providers & Services ............................       2.45
    Hotels, Restaurants & Leisure ...............................       0.31
    Household Products ..........................................       0.49
    Insurance ...................................................       1.83
    Internet & Catalog Retail ...................................       0.46
    Machinery ...................................................       0.74
    Media .......................................................       2.25
    Multi-Utilities & Unregulated Power .........................       0.39
    Multiline Retail ............................................       0.39
    Oil & Gas ...................................................       1.12
    Pharmaceuticals .............................................       3.68
    Road & Rail .................................................       0.49
    Semiconductors & Semiconductors Equipment ...................       0.57
    Software ....................................................       2.08
    Specialty Retail ............................................       0.28
    Thrifts & Mortgage Finance ..................................       0.88
    Wireless Telecommunication Services .........................       1.31
                                                                      ------
        Total U.S. Equities .....................................      37.10*
INTERNATIONAL EQUITIES
    Air Freight & Logistics .....................................       0.27
    Airlines ....................................................       0.11
    Auto Components .............................................       0.27
    Automobiles .................................................       0.44
    Beverages ...................................................       0.59
    Biotechnology ...............................................       0.13
    Capital Markets .............................................       0.54
    Chemicals ...................................................       0.43
    Commercial Banks ............................................       3.63
    Commercial Services & Supplies ..............................       0.24
    Communications Equipment ....................................       0.33
    Construction & Engineering ..................................       0.05
    Construction Materials ......................................       0.35
    Consumer Finance ............................................       0.10
    Diversified Financial Services ..............................       0.20
    Diversified Telecommunication Services ......................       1.02
    Electric Utilities ..........................................       0.40
    Electronic Equipment & Instruments ..........................       0.27
    Food & Staples Retailing ....................................       0.62
    Food Products ...............................................       0.19
    Health Care Equipment & Supplies ............................       0.10
    Health Care Providers & Services ............................       0.14
    Household Durables ..........................................       0.46
    Household Products ..........................................       0.14
    Insurance ...................................................       1.17
    Internet & Catalog Retail ...................................       0.12
    Leisure Equipment & Products ................................       0.18
    Machinery ...................................................       0.16
    Marine ......................................................       0.06
    Media .......................................................       0.68
    Metals & Mining .............................................       0.14
    Multiline Retail ............................................       0.09
    Office Electronics ..........................................       0.23
    Oil & Gas ...................................................       1.89
    Paper & Forest Products .....................................       0.27
    Pharmaceuticals .............................................       1.14
    Real Estate .................................................       0.36
    Road & Rail .................................................       0.22
    Semiconductors & Semiconductor Equipment ....................       0.39
    Specialty Retail ............................................       0.44
    Textiles, Apparel & Luxury Goods ............................       0.20
    Tobacco .....................................................       0.23
    Trading Companies & Distributors ............................       0.26
    Wireless Telecommunication Services .........................       1.37
                                                                      ------
        Total International Equities ............................      20.62
                                                                      ------
        TOTAL EQUITIES ..........................................      57.72
                                                                      ------
U.S. BONDS
U.S. Corporate Bonds
    Aerospace & Defense .........................................       0.02
    Airlines ....................................................       0.01
    Automobiles .................................................       0.08
    Beverages ...................................................       0.04
    Capital Markets .............................................       0.22
    Chemicals ...................................................       0.06
    Commercial Banks ............................................       0.15
    Commercial Services & Supplies ..............................       0.05
    Communications Equipment ....................................       0.01
    Consumer Finance ............................................       0.25
    Diversified Financial Services ..............................       0.41
    Diversified Telecommunication Services ......................       0.13
    Electric Utilities ..........................................       0.15
    Food & Staples Retailing ....................................       0.03
    Food Products ...............................................       0.04
    Gas Utilities ...............................................       0.01
    Hotels, Restaurants & Leisure ...............................       0.01
    Household Durables ..........................................       0.01
    Insurance ...................................................       0.05
    IT Services .................................................       0.01
    Machinery ...................................................       0.01
    Media .......................................................       0.12
    Metals & Mining .............................................       0.02
    Multi-Utilities & Unregulated Power .........................       0.06
    Oil & Gas ...................................................       0.06
    Paper & Forest Products .....................................       0.02
    Personal Products ...........................................       0.01
    Pharmaceuticals .............................................       0.02
    Real Estate .................................................       0.03

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

    Road & Rail .................................................       0.06%
    Thrifts & Mortgage Finance ..................................       0.08
    Tobacco .....................................................       0.02
    Wireless Telecommunication Services .........................       0.02
                                                                      ------
        Total U.S. Corporate Bonds ..............................       2.27
Asset-Backed Securities .........................................       0.74
Commercial Mortgage-Backed Securities ...........................       1.42
Mortgage & Agency Debt Securities ...............................       6.61
Municipal Notes and Bonds .......................................       0.11
U.S. Government Obligations .....................................       5.13
                                                                      ------
        Total U.S. Bonds ........................................      16.28*
INTERNATIONAL BONDS
International Corporate Bonds
    Aerospace & Defense .........................................       0.03
    Commercial Banks ............................................       0.15
    Diversified Telecommunication Services ......................       0.03
    Oil & Gas ...................................................       0.02
    Thrifts & Mortgage Finances .................................       0.06
                                                                      ------
        Total International Corporate Bonds .....................       0.29
    International Asset-Backed Securities .......................       0.04
    Sovereign/Supranational Bonds ...............................       0.01
    Foreign Government Bonds ....................................       3.57
                                                                      ------
        Total International Bonds ...............................       3.91
        TOTAL BONDS .............................................      20.19
                                                                      ------
INVESTMENT COMPANIES ............................................       9.60
SHORT-TERM INVESTMENTS ..........................................       8.43*
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED .............       3.49
                                                                      ------
    TOTAL INVESTMENTS ...........................................      99.43
CASH AND OTHER ASSETS, LESS LIABILITIES .........................       0.57
                                                                      ------
NET ASSETS ......................................................     100.00%
                                                                      ======

--------------------------------------------------------------------------------

* The Fund held a short position in U.S. stock index futures which increased the U.S. Equity exposure from 37.10% to 37.12%. The Fund also held a short position in International stock index futures which reduced the International Equity exposure from 20.62% to 20.61%. The Fund also held a long position in International stock index futures which increased the International Equity exposure from 20.62% to 20.66%. The Fund also held a long position in U.S. Treasury futures which increased the U.S. Bond exposure from 16.28% to 16.29%. These adjustments resulted in a net decrease to the Fund's exposure to Short-Term investments from 8.43% to 8.37%.

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES               VALUE
                                                       ------------        --------------
EQUITIES -- 57.72%
U.S. Equities -- 37.10%
7-Eleven, Inc.(a) ...............................            47,600        $    1,439,424
Aflac, Inc. .....................................           117,900             5,102,712
Albertson's, Inc.(b) ............................           425,100             8,791,068
Allergan, Inc. ..................................           153,000            13,041,720
Allstate Corp. ..................................           119,800             7,158,050
American Electric Power Co., Inc. ...............           156,150             5,757,251
American International Group, Inc. ..............           173,400            10,074,540
Applied Materials, Inc. .........................           320,500             5,185,690
Baker Hughes, Inc. ..............................            60,600             3,100,296
Borg-Warner, Inc. ...............................            13,800               740,646
Bristol-Myers Squibb Co. ........................           196,400             4,906,072
Burlington Northern Santa Fe Corp. ..............           164,200             7,730,536
Caremark Rx, Inc.(a) ............................            74,600             3,321,192
Carnival Corp. ..................................            89,100             4,860,405
Cendant Corp. ...................................           239,300             5,353,141
Cephalon, Inc.(a) ...............................            98,200             3,909,342
Citigroup, Inc. .................................           564,375            26,091,056
Clear Channel Communications, Inc. ..............           199,500             6,170,535
Costco Wholesale Corp. ..........................           272,900            12,231,378
Dex Media, Inc.(b) ..............................           142,800             3,485,748
DIRECTV Group, Inc.(a) ..........................           154,900             2,400,950
Exelon Corp. ....................................           299,900            15,393,867
ExxonMobil Corp. ................................           155,300             8,925,091
FedEx Corp. .....................................            46,400             3,758,864
Fifth Third BanCorp. ............................           173,800             7,162,298
FirstEnergy Corp. ...............................           210,220            10,113,684
Freddie Mac .....................................           210,700            13,743,961
Genzyme Corp.(a) ................................           182,100            10,942,389
Hartford Financial Services Group, Inc. .........            84,400             6,311,432
Hewlett-Packard Co. .............................           331,900             7,802,969
IAC/InterActiveCorp.(a)(b) ......................           301,200             7,243,860
Illinois Tool Works, Inc. .......................           146,200            11,649,216
Johnson & Johnson ...............................           306,424            19,917,560
Johnson Controls, Inc. ..........................           119,900             6,753,967
JPMorgan Chase & Co. ............................           392,500            13,863,100
Kimberly-Clark Corp. ............................           123,100             7,704,829
Kohl's Corp.(a) .................................           109,900             6,144,509
Kroger Co.(a) ...................................           443,400             8,437,902
Lockheed Martin Corp. ...........................           143,500             9,308,845
Marathon Oil Corp. ..............................           160,800             8,581,896
Martin Marietta Materials, Inc. .................           142,081             9,820,639
Masco Corp. .....................................           419,400            13,320,144
Medco Health Solutions, Inc.(a) .................           150,400             8,025,344
Medtronic, Inc. .................................            80,200             4,153,558
Mellon Financial Corp. ..........................           391,500            11,232,135
Mettler Toledo International, Inc.(a) ...........           131,400             6,120,612
Microsoft Corp. .................................           759,800            18,873,432
Millennium Pharmaceuticals, Inc.(a) .............            79,800               739,746
Morgan Stanley ..................................           317,250            16,646,107
Mylan Laboratories, Inc. ........................           368,900             7,097,636
Nextel Communications, Inc., Class A(a) .........           632,400            20,432,844
NiSource, Inc. ..................................           155,500             3,845,515
Northrop Grumman Corp. ..........................           129,600             7,160,400
Office Depot, Inc.(a) ...........................           190,300             4,346,452
Omnicom Group, Inc. .............................           108,800             8,688,768
Oracle Corp.(a) .................................           650,900             8,591,880
Pepco Holdings, Inc. ............................           122,100             2,923,074
PNC Financial Services Group, Inc. ..............           136,000             7,406,560
SBC Communications, Inc. ........................           310,700             7,379,125
Sempra Energy ...................................           148,200             6,122,142
Time Warner, Inc.(a) ............................           574,600             9,601,566
UnitedHealth Group, Inc. ........................           352,700            18,389,778
Univision Communications, Inc.(a) ...............           175,800             4,843,290
Veritas Software Corp.(a) .......................           209,200             5,104,480
Waters Corp.(a) .................................            40,100             1,490,517
WellPoint, Inc.(a) ..............................           125,100             8,711,964
Wells Fargo & Co. ...............................           308,100            18,972,798
Wyeth ...........................................           284,100            12,642,450
Xilinx, Inc. ....................................           147,700             3,766,350
                                                                           --------------
Total U.S. Equities .............................                             581,061,297
                                                                           --------------
INTERNATIONAL EQUITIES -- 20.62%
AUSTRALIA -- 0.64%
Australia & New Zealand Banking Group Ltd. ......           134,204             2,224,960
National Australia Bank Ltd. ....................           108,488             2,543,698
Qantas Airways Ltd. .............................           693,795             1,782,208
QBE Insurance Group Ltd. ........................           281,213             3,436,104
                                                                           --------------
                                                                                9,986,970
                                                                           --------------
AUSTRIA -- 0.21%
Telekom Austria AG(b) ...........................           169,233             3,292,453
                                                                           --------------
BELGIUM -- 0.35%
Fortis ..........................................            74,999             2,083,803
KBC Groep NV S.A. ...............................            25,946             2,051,173
Solvay S.A. .....................................            12,730             1,309,213
                                                                           --------------
                                                                                5,444,189
                                                                           --------------
CANADA -- 0.94%
Alcan, Inc. .....................................            75,430             2,265,117
Bank of Nova Scotia(b) ..........................            62,700             2,075,325
Canadian National Railway Co. ...................            24,100             1,390,748
Canadian Tire Corp. Ltd. ........................            29,600             1,368,347
Cott Corp.(a) ...................................            66,700             1,453,481
Magna International, Inc., Class A ..............            19,700             1,384,211
Petro-Canada ....................................            39,500             2,571,951
Shoppers Drug Mart Corp. ........................            65,300             2,265,880
                                                                           --------------
                                                                               14,775,060
                                                                           --------------
DENMARK -- 0.06%
A.P. Moller - Maersk A/S ........................                92               878,852
                                                                           --------------
FINLAND -- 0.53%
Nokia Oyj .......................................           309,210             5,184,679
UPM-Kymmene Oyj .................................           159,560             3,065,629
                                                                           --------------
                                                                                8,250,308
                                                                           --------------
FRANCE -- 1.96%
BNP Paribas .....................................            47,473             3,258,730
Christian Dior S.A. .............................             9,426               731,483
France Telecom S.A.(b) ..........................           185,992             5,440,137
LVMH Moet Hennessy Louis Vuitton S.A. ...........            17,533             1,356,362
Pernod-Ricard S.A.(b) ...........................             6,984             1,116,084
Sanofi-Aventis S.A.(b) ..........................            67,671             5,562,768
Total S.A.(b) ...................................            46,960            11,046,368
Unibail(b) ......................................            17,180             2,206,770
                                                                           --------------
                                                                               30,718,702
                                                                           --------------
GERMANY -- 0.96%
Bayerische Motoren Werke AG .....................            37,279             1,702,824
Deutsche Postbank AG(b) .........................            37,733             1,857,865
Deutsche Telekom AG .............................           169,625             3,141,954
E. ON AG ........................................            50,424             4,497,856
Fresenius Medical Care AG(b) ....................            25,060             2,144,049
Hannover Rueckversicherung AG ...................            26,517             1,003,213
Premiere AG(a) ..................................            21,637               749,172
                                                                           --------------
                                                                               15,096,933
                                                                           --------------

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES               VALUE
                                                       ------------        --------------
HONG KONG -- 0.34%
Esprit Holdings Ltd. ............................           222,500        $    1,610,079
Hutchison Telecommunications
  International Ltd.(a)(b) ......................           993,000               983,636
Sun Hung Kai Properties Ltd. ....................           163,000             1,609,387
Yue Yuen Industrial Holdings(b) .................           346,000             1,059,370
                                                                           --------------
                                                                                5,262,472
                                                                           --------------
IRELAND -- 0.58%
Bank of Ireland .................................           386,640             6,281,711
CRH PLC .........................................           105,064             2,791,946
                                                                           --------------
                                                                                9,073,657
                                                                           --------------
ITALY -- 0.42%
ENI SpA .........................................           103,373             2,666,915
UniCredito Italiano SpA(b) ......................           745,548             3,942,096
                                                                           --------------
                                                                                6,609,011
                                                                           --------------
JAPAN -- 4.14%
Aeon Co., Ltd. ..................................            96,400             1,471,098
Asahi Breweries, Ltd.(b) ........................           129,300             1,542,592
Bank of Yokohama, Ltd. ..........................           375,000             2,169,254
Bridgestone Co. .................................             7,000               134,871
Canon, Inc.(b) ..................................            68,800             3,625,954
East Japan Railway Co. ..........................               386             1,985,561
Fast Retailing Co., Ltd. ........................            16,300               847,288
Fuji Photo Film Co., Ltd. .......................            48,500             1,562,540
Funai Electric Co., Ltd.(b) .....................            14,200             1,458,316
Honda Motor Co., Ltd. ...........................            41,200             2,033,788
Kao Corp. .......................................            92,000             2,171,104
KDDI Corp. ......................................               333             1,541,639
Meitec Corp. ....................................            19,800               609,313
Mitsubishi Corp. ................................           167,100             2,274,044
Mitsui Fudosan Co., Ltd. ........................           168,000             1,887,555
Mitsui Sumitomo Insurance Co., Ltd. .............           175,000             1,577,701
Murata Manufacturing Co., Ltd. ..................            29,200             1,488,855
NEC Electronics Corp.(b) ........................            14,500               654,273
NGK Spark Plug Co., Ltd. ........................            87,000             1,004,178
Nippon Paper Group, Inc. ........................               322             1,182,691
Nissan Motor Co., Ltd. ..........................           325,000             3,220,377
Nitto Denko Corp. ...............................            51,100             2,932,912
NOK Corp.(b) ....................................            60,400             1,689,739
Nomura Holdings, Inc. ...........................            81,100               971,209
NTN Corp.(b) ....................................           176,000               946,629
NTT DoCoMo, Inc. ................................             2,040             3,019,222
Rohm Co., Ltd. ..................................            33,700             3,254,129
Sekisui House Ltd.(b) ...........................           190,000             1,922,119
Shin-Etsu Chemical Co., Ltd. ....................            64,400             2,446,747
SKY Perfect Communications, Inc. ................               525               396,083
Sompo Japan Insurance, Inc. .....................           264,000             2,668,351
Sumitomo Mitsui Financial Group, Inc. ...........               434             2,937,454
Sumitomo Trust & Banking Co., Ltd. ..............           233,000             1,419,321
Takefuji Corp. ..................................            24,290             1,644,030
Tokyo Gas Co., Ltd.(b) ..........................           353,000             1,322,038
Yamaha Corp. ....................................            77,500             1,209,954
Yokogawa Electric Corp. .........................           127,800             1,581,209
                                                                           --------------
                                                                               64,804,138
                                                                           --------------
NETHERLANDS -- 1.50%
ABN AMRO Holding NV .............................           311,325             7,670,029
ASML Holding NV(a)(b) ...........................           140,641             2,216,877
Heineken NV .....................................             3,233                99,964
Koninklijke Philips Electronics NV ..............            73,785             1,866,951
Reed Elsevier NV ................................           144,980             2,021,991
Royal KPN NV ....................................           246,653             2,072,357
TNT NV ..........................................           164,365             4,168,809
VNU NV(b) .......................................           122,255             3,414,545
                                                                           --------------
                                                                               23,531,523
                                                                           --------------
NORWAY -- 0.12%
Telenor ASA .....................................           245,400             1,961,233
                                                                           --------------
SINGAPORE -- 0.08%
DBS Group Holdings Ltd. .........................           143,000             1,211,936
                                                                           --------------
SPAIN -- 0.15%
Repsol YPF S.A. .................................            93,109             2,385,206
                                                                           --------------
SWEDEN -- 0.23%
Electrolux AB, B Shares .........................            93,400             1,991,446
Sandvik AB ......................................            43,700             1,625,679
                                                                           --------------
                                                                                3,617,125
                                                                           --------------
SWITZERLAND -- 2.16%
Actelion NV(a) ..................................            17,998             1,869,904
Adecco S.A.(b) ..................................            47,350             2,158,489
Credit Suisse Group .............................           190,997             7,536,413
Holcim Ltd. .....................................            44,136             2,687,228
Nestle S.A.(b) ..................................            11,616             2,974,044
Novartis AG .....................................            83,772             3,992,101
Roche Holding AG ................................            52,717             6,674,496
Serono S.A.(b) ..................................               271               173,249
Straumann Holding AG ............................             7,449             1,552,481
Swiss Reinsurance Co. ...........................            68,898             4,237,891
                                                                           --------------
                                                                               33,856,296
                                                                           --------------
UNITED KINGDOM -- 5.25%
AstraZeneca PLC .................................            40,391             1,673,137
Balfour Beatty PLC ..............................           139,802               828,820
Barclays PLC ....................................           632,433             6,297,173
BP PLC ..........................................           918,543             9,565,830
Collins Stewart Tullett PLC .....................           124,545               997,328
Diageo PLC ......................................           344,031             5,075,098
Electrocomponents PLC ...........................           285,020             1,228,676
Gallaher Group PLC ..............................           241,281             3,585,294
GUS PLC .........................................           114,789             1,811,660
HBOS PLC ........................................           165,006             2,545,058
ITV PLC .........................................           440,805               971,849
Kesa Electricals PLC ............................           309,401             1,550,067
Kingfisher PLC ..................................           669,998             2,954,307
O2 PLC(a) .......................................         1,644,822             4,017,006
Prudential PLC ..................................           600,452             5,341,041
Rentokil Initial PLC ............................           325,740               932,737
Royal Bank of Scotland Group PLC ................           274,527             8,296,400
Scottish & Southern Energy PLC ..................            97,904             1,777,694
Taylor Nelson Sofres PLC ........................           389,127             1,525,761
Tesco PLC .......................................         1,045,847             5,975,378
Vodafone Group PLC ..............................         4,872,315            11,877,398
Wolseley PLC ....................................            85,958             1,808,845
WPP Group PLC ...................................           146,712             1,510,785
                                                                           --------------
                                                                               82,147,342
                                                                           --------------

Total International Equities ....................                             322,903,406
                                                                           --------------

Total Equities (Cost $802,579,334) ..............                             903,964,703
                                                                           --------------

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
BONDS -- 20.19%
U.S. BONDS -- 16.28%
U.S. CORPORATE BONDS -- 2.27%
Alcoa, Inc.
    6.000%, due 01/15/12 ........................      $    225,000        $      243,671
Allstate Corp.
    7.200%, due 12/01/09 ........................           110,000               122,822
Altria Group, Inc.
    7.750%, due 01/15/27 ........................           180,000               216,151
American Electric Power Co., Inc.
    6.125%, due 05/15/06 ........................           250,000               254,392
American Express Co.
    3.750%, due 11/20/07 ........................            80,000                79,362
American General Finance Corp.
    5.375%, due 10/01/12 ........................           160,000               165,163
AT&T Corp.
    9.750%, due 11/15/31 ........................           285,000               370,856
AvalonBay Communities, Inc.
    7.500%, due 08/01/09 ........................           105,000               117,070
Avon Products, Inc.
    7.150%, due 11/15/09 ........................           100,000               111,546
Bank of America Corp.
    7.400%, due 01/15/11 ........................           775,000               886,971
BellSouth Corp.
    6.550%, due 06/15/34 ........................           300,000               341,579
Boeing Capital Corp.
    7.375%, due 09/27/10 ........................           425,000               486,150
Bombardier Capital, Inc., 144A
    6.125%, due 06/29/06 ........................           250,000               251,250
Bristol-Myers Squibb Co.
    5.750%, due 10/01/11 ........................           125,000               133,736
Burlington Northern Santa Fe Corp.
    7.082%, due 05/13/29 ........................           115,000               142,733
C.S. First Boston USA, Inc.
    3.875%, due 01/15/09 ........................           285,000               281,649
    6.500%, due 01/15/12 ........................           320,000               355,646
Capital One Financial Corp.
    5.500%, due 06/01/15 ........................           310,000               317,142
Caterpillar, Inc.
    6.550%, due 05/01/11 ........................           115,000               127,543
Cendant Corp.
    6.250%, due 01/15/08 ........................           155,000               161,683
Citigroup, Inc.
    5.000%, due 09/15/14 ........................           575,000               588,194
    5.150%, due 05/21/26 ........................      GBP  260,000               479,659
    5.625%, due 08/27/12 ........................      $    630,000               672,921
Comcast Cable Communications, Inc.
    6.750%, due 01/30/11 ........................           725,000               799,860
Computer Sciences Corp.
    3.500%, due 04/15/08 ........................           125,000               122,115
ConAgra Foods, Inc.
    6.750%, due 09/15/11 ........................           120,000               132,798
Coors Brewing Co.
    6.375%, due 05/15/12 ........................           225,000               244,066
Countrywide Home Loans, Inc.
    3.250%, due 05/21/08 ........................           400,000               388,385
DaimlerChrysler N.A. Holding Corp.
    4.050%, due 06/04/08 ........................         1,125,000             1,107,770
Devon Financing Corp. ULC
    6.875%, due 09/30/11 ........................           325,000               363,664
Dominion Resources, Inc.
    8.125%, due 06/15/10 ........................           140,000               161,307
Dow Chemical Co.
    6.125%, due 02/01/11 ........................           475,000               515,710
Duke Capital LLC
    5.668%, due 08/15/14 ........................           325,000               337,636
Duke Energy Field Services LLC
    7.875%, due 08/16/10 ........................           300,000               344,394
EOP Operating LP
    7.250%, due 06/15/28 ........................           300,000               349,707
Erac U.S.A. Finance Co., 144A
    8.000%, due 01/15/11 ........................           425,000               492,118
FirstEnergy Corp., Series B
    6.450%, due 11/15/11 ........................           400,000               437,050
Ford Motor Co.
    7.450%, due 07/16/31 ........................           275,000               229,574
Ford Motor Credit Co.
    5.800%, due 01/12/09 ........................         1,650,000             1,566,338
FPL Group Capital, Inc.
    7.625%, due 09/15/06 ........................           350,000               364,321
General Electric Capital Corp.
    6.000%, due 06/15/12 ........................         1,900,000             2,072,174
    6.750%, due 03/15/32 ........................           300,000               370,196
General Motors Acceptance Corp.
    6.875%, due 09/15/11 ........................         1,205,000             1,112,321
Goldman Sachs Group, Inc.
    6.875%, due 01/15/11 ........................         1,150,000             1,282,287
Harrah's Operating Co., Inc.
    7.125%, due 06/01/07 ........................             5,000                 5,247
    7.500%, due 01/15/09 ........................           135,000               147,458
Hartford Financial Services Group, Inc.
    4.700%, due 09/01/07 ........................           325,000               326,685
HSBC Finance Corp.
    6.750%, due 05/15/11 ........................           650,000               721,468
ICI Wilmington, Inc.
    4.375%, due 12/01/08 ........................           260,000               258,025
International Lease Finance Corp.
    3.500%, due 04/01/09 ........................           500,000               481,477
International Paper Co.
    6.750%, due 09/01/11 ........................           145,000               158,057
John Deere Capital Corp.
    7.000%, due 03/15/12 ........................           300,000               344,188
JPMorgan Chase & Co.(b)
    6.750%, due 02/01/11 ........................           850,000               940,015
Kraft Foods, Inc.
    5.625%, due 11/01/11 ........................           400,000               424,329
Kroger Co.
    7.500%, due 04/01/31 ........................           175,000               210,747
Lincoln National Corp.
    6.200%, due 12/15/11 ........................           105,000               114,867
Lockheed Martin Corp.(b)
    8.500%, due 12/01/29 ........................           175,000               252,731
Marathon Oil Corp.
    6.125%, due 03/15/12 ........................           145,000               157,819
Marsh & McLennan Cos., Inc.
    6.250%, due 03/15/12 ........................           225,000               237,479
McKesson Corp.
    7.750%, due 02/01/12 ........................           190,000               220,794
Miller Brewing Co., 144A
    5.500%, due 08/15/13 ........................           425,000               440,432

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
Morgan Stanley
    6.750%, due 04/15/11 ........................      $  1,050,000        $    1,162,598
Motorola, Inc.
    7.625%, due 11/15/10 ........................           135,000               154,470
New Cingular Wireless Services, Inc.
    8.750%, due 03/01/31 ........................           210,000               294,344
Newell Rubbermaid, Inc.
    4.000%, due 05/01/10 ........................           125,000               121,154
News America, Inc.
    6.200%, due 12/15/34 ........................           225,000               236,136
Northwest Airlines, Inc.
    8.072%, due 10/01/19 ........................           194,233               212,227
Pacific Gas & Electric Co.
    6.050%, due 03/01/34 ........................           325,000               358,179
PPL Energy Supply LLC.
    6.400%, due 11/01/11 ........................           235,000               257,357
Progress Energy, Inc.
    7.000%, due 10/30/31 ........................           225,000               259,874
PSEG Power LLC
    7.750%, due 04/15/11 ........................           200,000               230,583
Qwest Capital Funding, Inc.(b)
    7.900%, due 08/15/10 ........................           280,000               278,600
Rohm & Haas Co.
    7.850%, due 07/15/29 ........................           125,000               170,355
Safeway, Inc.
    7.250%, due 02/01/31 ........................           235,000               272,122
Sempra Energy
    7.950%, due 03/01/10 ........................           110,000               124,913
Sprint Capital Corp.
    8.375%, due 03/15/12 ........................           350,000               420,987
Time Warner, Inc.
    7.625%, due 04/15/31 ........................           355,000               443,356
TXU Energy Co. LLC
    7.000%, due 03/15/13 ........................           400,000               446,093
U.S. Bank N.A.
    6.375%, due 08/01/11 ........................           120,000               132,395
Union Pacific Corp.
    6.700%, due 12/01/06 ........................           400,000               413,089
UST, Inc.
    6.625%, due 07/15/12 ........................           130,000               145,270
Valero Energy Corp.
    7.500%, due 04/15/32 ........................           335,000               413,497
Verizon New England, Inc.
    6.500%, due 09/15/11 ........................            45,000                48,941
Verizon New York, Inc.
    6.875%, due 04/01/12 ........................           300,000               331,552
Verizon New York, Inc., Series B
    7.375%, due 04/01/32 ........................           200,000               234,903
Viacom, Inc.
    6.625%, due 05/15/11 ........................           325,000               349,085
Wachovia Bank N.A.
    7.800%, due 08/18/10 ........................           400,000               464,616
Washington Mutual, Inc.
    5.625%, due 01/15/07 ........................           900,000               919,847
Waste Management, Inc.
    7.375%, due 08/01/10 ........................           325,000               363,432
Wells Fargo Bank N.A.
    6.450%, due 02/01/11 ........................           725,000               799,683
Weyerhaeuser Co.
    7.375%, due 03/15/32 ........................           125,000               147,397
Wyeth
    5.500%, due 03/15/13 ........................           195,000               205,228
                                                                           --------------
                                                                               35,555,781
                                                                           --------------
ASSET-BACKED SECURITIES -- 0.74%
Capital One Multi-Asset Execution Trust,
    03-A1, Class A1+
    3.610%, due 01/15/09 ........................           675,000               676,875
Conseco Finance Securitizations Corp.,
    00-1, Class A4
    7.620%, due 05/01/31 ........................         1,351,865             1,370,002
Conseco Finance Securitizations Corp.,
    00-2, Class A4
    8.480%, due 12/01/30 ........................           311,670               320,056
Conseco Finance Securitizations Corp.,
    00-5, Class A4
    7.470%, due 02/01/32 ........................           411,019               418,404
Countrywide Asset-Backed Certificates,
    03-SD3, Class A1, 144A+
    3.734%, due 12/25/32 ........................            77,558                77,986
Countrywide Asset-Backed Certificates,
    04-SD1, Class A1, 144A+
    3.654%, due 06/25/33 ........................           335,530               336,141
First Franklin Mortgage Loan
    Asset Backed Certificates,
    04-FFB, Class A1(d)
    4.167%, due 06/25/24 ........................           505,577               504,309
GreenTree Financial Corp.,
    99-1, Class A5
    6.110%, due 09/01/23 ........................         1,070,000             1,096,297
Hyundai Auto Receivables Trust,
    05-A, Class B
    4.200%, due 02/15/12 ........................         2,000,000             1,999,622
Massachusetts RRB Special Purpose Trust,
    99-1, Class A5
    7.030%, due 03/15/12 ........................           275,000               301,761
Providian Gateway Master Trust,
    04-AA, Class C, 144A+
    4.120%, due 03/15/11 ........................           250,000               251,750
Providian Gateway Master Trust,
    04-AA, Class D, 144A+
    5.070%, due 03/15/11 ........................           280,000               285,320
Providian Gateway Master Trust,
    04-BA, Class D, 144A+
    4.620%, due 07/15/10 ........................           710,000               715,467
RAFC Asset-Backed Trust,
    01-1, Class A3(d)
    5.115%, due 11/25/29 ........................           180,225               180,061
Sears Credit Account Master Trust,
    01-1, Class A+
    3.400%, due 02/15/10 ........................           675,000               674,965
Structured Asset Securities Corp.,
    03-AL2, Class A, 144A
    3.357%, due 01/25/31 ........................           165,226               157,383
Vanderbilt Mortgage Finance,
    00-B, Class IA3
    8.255%, due 05/07/17 ........................            62,866                63,683

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
WFS Financial Owner Trust,
    05-2, Class D
    4.840%, due 11/19/12 ........................      $  2,250,000        $    2,275,451
                                                                           --------------
                                                                               11,705,533
                                                                           --------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.42%
Asset Securitization Corp.,
    95-MD4, Class A3+
    7.384%, due 08/13/29 ........................         2,000,000             2,134,724
Bear Stearns Commercial Mortgage
    Securities, 00-WF1, Class A2
    7.780%, due 02/15/32 ........................           695,000               785,700
Commercial Mortgage Pass-Through
    Certificates, 01-FL5A, Class E, 144A+
    4.720%, due 11/15/13 ........................           164,676               164,621
Commercial Mortgage Pass-Through
    Certificates, 01-FL5A, Class F, 144A+
    3.884%, due 11/15/13 ........................           315,000               312,182
DLJ Commercial Mortgage Corp.,
    00-CKP1, Class A1B
    7.180%, due 11/10/33 ........................           200,000               223,906
DLJ Commercial Mortgage Corp.,
    99-CG1, Class A1A
    6.080%, due 03/10/32 ........................           552,078               563,995
DLJ Commercial Mortgage Corp.,
    99-CG1, Class A1B
    6.460%, due 03/10/32 ........................           780,000               834,274
First Union Lehman Commercial Mortgage
    Securities, Inc., 97-C2, Class A3
    6.650%, due 11/18/29 ........................           633,080               661,925
Four Times Square Trust,
    00-4TS, Class C, 144A
    7.860%, due 04/15/15 ........................         2,750,000             3,128,790
Greenwich Capital Commercial Funding
    Corp., 03-FL1, Class A, 144A+
    3.470%, due 07/05/18 ........................            85,705                85,719
GS Mortgage Securities Corp.,
    II, 98-GLII, Class A1
    6.312%, due 04/13/31 ........................         1,025,512             1,051,771
Host Marriott Pool Trust,
    99-HMTA, Class A, 144A
    6.980%, due 08/03/15 ........................           231,143               244,215
Host Marriott Pool Trust,
    99-HMTA, Class C, 144A
    7.730%, due 08/03/15 ........................           450,000               499,730
Host Marriott Pool Trust,
    99-HMTA, Class D, 144A
    7.970%, due 08/03/15 ........................           320,000               352,073
Host Marriott Pool Trust,
    99-HMTA, Class E, 144A
    8.070%, due 08/03/15 ........................           280,000               303,823
JPMorgan Commercial Mortgage Finance
    Corp., 99-C8, Class A1
    7.325%, due 07/15/31 ........................           403,052               416,599
JPMorgan Commercial Mortgage Finance
    Corp., 99-C8, Class A2
    7.400%, due 07/15/31 ........................         1,250,000             1,374,801
LB Commercial Conduit Mortgage Trust,
    99-C1, Class A1
    6.410%, due 06/15/31 ........................           337,113               343,193
LB Commercial Conduit Mortgage Trust,
    99-C2, Class A2
    7.325%, due 10/15/32 ........................           170,000               188,068
Mach One Trust+ Commercial Mortgage-
    Backed, 04-1A, Class A1, 144A
    3.890%, due 05/28/40 ........................         1,498,701             1,479,967
Meristar Commercial Mortgage Trust,
    99-C1, Class A2, 144A(f)
    7.610%, due 03/03/16 ........................         3,250,000             3,631,116
Morgan Stanley Capital I,
    96-WF1, Class A3, 144A+
    7.708%, due 11/15/28 ........................           112,710               113,100
Morgan Stanley Dean Witter Capital I,
    00-LIF2, Class A1
    6.960%, due 10/15/33 ........................           237,890               250,624
Morgan Stanley Dean Witter Capital I,
    01-TOP1, Class A4
    6.660%, due 02/15/33 ........................            50,000                55,248
PNC Mortgage Acceptance Corp.,
    00-C1, Class A2
    7.610%, due 02/15/10 ........................         1,350,000             1,506,202
Salomon Brothers Mortgage Securities
    VII, 00-C1, Class A2
    7.520%, due 12/18/09 ........................         1,340,000             1,498,424
                                                                           --------------
                                                                               22,204,790
                                                                           --------------
MORTGAGE & AGENCY DEBT SECURITIES -- 6.61%
Adjustable Rate Mortgage Trust,
    05-2, Class CB1+
    4.894%, due 06/25/35 ........................         2,496,876             2,498,828
Banc of America Mortgage Securities,
    02-9, Class 1A15
    6.250%, due 10/25/32 ........................         1,418,561             1,415,154
C.S. First Boston Mortgage Securities
    Corp., 02-10, Class 2A1
    7.500%, due 05/25/32 ........................           180,661               184,732
C.S. First Boston Mortgage Securities
    Corp., 03-8, Class 5A1
    6.500%, due 04/25/33 ........................           467,193               472,508
Citicorp Mortgage Securities, Inc.,
    94-3, Class A13
    6.500%, due 02/25/24 ........................           230,251               232,748
Countrywide Alternative Loan Trust,
    04-J11, Class 3A1
    7.250%, due 08/25/32 ........................         1,427,875             1,472,850
Federal Home Loan Mortgage Corp.
    3.875%, due 06/15/08 ........................         2,510,000             2,510,474
    3.875%, due 01/12/09 ........................         3,165,000             3,137,582
    4.619%, due 12/01/34+........................         2,304,548             2,320,068
    5.000%, due 01/30/14 ........................         2,685,000             2,692,215
    5.125%, due 07/15/12(b) .....................         3,025,000             3,206,539
    5.625%, due 03/15/11 ........................         2,470,000             2,666,866
Federal Home Loan Mortgage Corp.,
    1595, Class D
    7.000%, due 10/15/13 ........................           133,560               137,958
Federal Home Loan Mortgage Corp.,
    2297, Class NB
    6.000%, due 03/15/16 ........................           540,000               565,770

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
Federal Home Loan Mortgage Corp.,
    2426, Class GH
    6.000%, due 08/15/30 ........................      $    630,431        $      640,310
Federal Home Loan Mortgage Corp.,
    2532, Class PD
    5.500%, due 06/15/26 ........................         1,300,000             1,322,799
Federal Home Loan Mortgage Corp., Gold
    5.500%, due 01/01/18 ........................            13,980                14,353
    5.500%, due 04/01/18 ........................           332,119               341,060
    6.000%, due 12/01/17 ........................           376,083               388,847
    6.000%, due 03/01/29 ........................         1,130,786             1,162,443
    6.000%, due 10/01/29 ........................           112,492               115,689
    6.000%, due 12/01/30 ........................           257,050               264,153
    6.000%, due 10/01/33 ........................         1,009,198             1,035,504
    6.000%, due 10/01/34 ........................         1,503,714             1,542,888
    6.500%, due 04/01/29 ........................             4,165                 4,327
    6.500%, due 05/01/29 ........................           740,936               769,883
    6.500%, due 06/01/29 ........................           171,714               178,358
    6.500%, due 03/01/32 ........................            12,504                12,972
    6.500%, due 11/01/32 ........................         1,299,291             1,347,076
    7.000%, due 07/01/32 ........................         1,337,467             1,408,340
    8.000%, due 09/01/25 ........................               980                 1,058
Federal National Mortgage Association
    5.000%, TBA .................................         1,340,000             1,337,068
    5.500%, TBA .................................         3,000,000             3,078,750
    3.323%, due 09/01/33+........................           158,178               160,139
    3.945%, due 05/01/33+........................           534,900               548,774
    4.300%, due 03/01/34+........................           608,077               610,480
    4.383%, due 06/01/33+........................           308,238               309,837
    4.592%, due 04/01/33+........................           290,694               294,487
    4.907%, due 03/01/35+........................         3,123,977             3,162,800
    4.951%, due 02/01/35+(e) ....................         6,466,697             6,511,034
    5.000%, due 02/01/19 ........................         1,646,079             1,665,810
    5.004%, due 06/01/35+........................         2,492,649             2,521,012
    5.500%, due 01/01/09 ........................           274,377               280,679
    5.500%, due 03/01/33 ........................           527,851               535,708
    6.000%, due 05/15/08 ........................         1,805,000             1,907,966
    6.000%, due 06/01/14 ........................           867,762               897,841
    6.000%, due 07/01/17 ........................            52,609                54,412
    6.000%, due 03/01/20 ........................         2,309,884             2,389,505
    6.000%, due 06/01/23 ........................            35,294                36,363
    6.000%, due 11/01/28 ........................           326,401               335,674
    6.000%, due 05/01/29 ........................             5,990                 6,156
    6.000%, due 07/01/29 ........................         2,125,397             2,186,403
    6.000%, due 12/01/29 ........................         1,275,923             1,311,391
    6.000%, due 06/01/31 ........................            74,552                76,609
    6.000%, due 06/01/33 ........................           180,985               185,619
    6.250%, due 02/01/11(b) .....................         2,560,000             2,805,161
    6.500%, due 01/01/29 ........................           191,775               199,211
    6.500%, due 02/01/09 ........................         2,080,662             2,149,902
    6.500%, due 04/01/29 ........................           147,642               153,329
    6.500%, due 08/01/29 ........................           245,588               255,048
    6.500%, due 10/01/29 ........................         1,385,425             1,438,713
    6.500%, due 12/01/29 ........................         1,424,749             1,479,612
    6.500%, due 11/01/31 ........................           261,772               271,532
    6.500%, due 01/01/35 ........................         2,641,513             2,734,644
    7.000%, due 05/01/33 ........................         1,030,148             1,086,366
    7.500%, due 02/01/33 ........................           397,507               424,972
    9.500%, due 11/01/09 ........................            30,233                32,150

Federal National Mortgage Association
    Grantor Trust, 00-T6, Class A1
    7.500%, due 06/25/30 ........................           473,698               499,935
Federal National Mortgage Association
    Grantor Trust, 01-T4, Class A1
    7.500%, due 07/25/41 ........................         1,200,417             1,290,984
Federal National Mortgage Association
    Grantor Trust, 01-T5, Class A3+
    7.500%, due 06/19/30 ........................           341,424               362,762
Federal National Mortgage Association
    Grantor Trust, 01-T10, Class A2
    7.500%, due 12/25/41 ........................            41,290                44,126
Federal National Mortgage Association
    Whole Loan, 03-W6, Class 6A+
    4.395%, due 08/25/42 ........................           198,111               202,854
Federal National Mortgage Association
    Whole Loan, 95-W3, Class A
    9.000%, due 04/25/25 ........................            76,411                83,703
First Horizon Alternative Mortgage
    Securities, 04-AA3, Class A1+
    5.346%, due 09/25/34 ........................         1,207,870             1,221,804
Government National Mortgage Association
    4.125%, due 10/20/29+........................           242,686               246,153
    6.000%, due 11/20/28 ........................             7,545                 7,783
    6.000%, due 01/15/29 ........................            33,469                34,589
    6.000%, due 02/20/29 ........................           283,500               292,356
    6.000%, due 07/15/29 ........................         1,618,678             1,672,847
    6.000%, due 08/20/29 ........................           175,442               180,922
    6.000%, due 09/20/29 ........................            13,271                13,685
    6.500%, due 06/15/29 ........................         2,091,428             2,187,772
    6.500%, due 04/15/31 ........................         1,706,532             1,784,383
    6.500%, due 01/20/34 ........................         1,054,893             1,100,575
    7.000%, due 07/15/25 ........................             6,145                 6,533
    7.000%, due 03/15/26 ........................            83,960                89,160
    8.000%, due 12/15/22 ........................            44,384                48,046
    8.500%, due 12/15/17 ........................           138,093               150,660
Government National Mortgage Association
    02-7, Class PE
    6.500%, due 11/20/30 ........................           163,821               163,551
GSMPS Mortgage Loan Trust,
    01-2, Class A, 144A
    7.500%, due 06/19/32 ........................           116,379               123,296
Indymac Index Mortgage Loan Trust,
     05-AR3, Class B1+
    5.475%, due 04/25/35 ........................         2,749,004             2,781,648
Indymac Index Mortgage Loan Trust,
    05-AR7, Class 7A1+
    5.408%, due 06/25/35 ........................         3,140,834             3,193,099
MLCC Mortgage Investors, Inc.,
    03-D, Class XA1 ++(c)
    1.000%, due 08/25/28 ........................         8,445,121               108,533
Morgan Stanley Mortgage Loan Trust,
    04-4, Class 2A+
    6.515%, due 09/25/34 ........................           988,648             1,007,356
Residential Asset Securitization Trust,
    04-IP2, Class B1+
    5.482%, due 12/25/34 ........................         2,458,633             2,486,293
Structured Adjustable Rate Mortgage
    Loan Trust, 04-3AC, Class A1+
    4.940%, due 03/25/34 ........................           736,496               741,155

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
Structured Asset Securities Corp.,
    04-20, Class 4A1
    6.000%, due 11/25/34 ........................    $    1,049,955        $    1,075,838
Washington Mutual MSC Mortgage,
    Pass-Through Certificates,
    02-MS6, Class 3A1
    6.500%, due 09/25/32 ........................           753,093               764,096
Wells Fargo Mortgage Backed Securities
    Trust, 04-I, Class 1A1+(f)
    3.387%, due 07/25/34 ........................         2,051,481             2,058,850
                                                                           --------------
                                                                              103,524,856
                                                                           --------------
MUNICIPAL NOTES AND BONDS -- 0.11%
Puerto Rico Electric Power
    Authority Revenue Bonds
    5.000%, due 07/01/35 ........................         1,545,000             1,667,379
                                                                           --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.13%
U.S. Treasury Bonds
    6.250%, due 05/15/30(b) .....................         2,765,000             3,601,520
    8.750%, due 05/15/17(b) .....................         1,565,000             2,247,058
U.S. Treasury Notes
    2.000%, due 01/15/14(f) .....................        10,674,975            10,995,641
    3.375%, due 02/28/07(b) .....................        18,165,000            18,085,528
    3.625%, due 04/30/07(f) .....................         5,440,000             5,437,024
    3.625%, due 01/15/10(b) .....................        18,680,000            18,591,700
    3.750%, due 03/31/07(f) .....................        16,820,000            16,845,617
    4.750%, due 05/15/14(b) .....................         4,230,000             4,488,428
                                                                           --------------
                                                                               80,292,516
                                                                           --------------
Total U.S. Bonds ................................                             254,950,855
                                                                           --------------
INTERNATIONAL BONDS -- 3.91%
INTERNATIONAL CORPORATE BONDS -- 0.29%
CANADA -- 0.04%
Anadarko Finance Co., Series B
    7.500%, due 05/01/31 ........................    $      175,000               220,937
Bombardier, Inc., 144A(b)
    6.300%, due 05/01/14 ........................           450,000               407,250
Burlington Resources Finance Co.
    6.680%, due 02/15/11 ........................            65,000                71,730
Canadian National Railway Co.
    6.900%, due 07/15/28 ........................            60,000                73,794
                                                                           --------------
                                                                                  773,711
                                                                           --------------
CAYMAN ISLANDS -- 0.01%
Santander Central Hispano Issuances Ltd.
    7.625%, due 09/14/10 ........................    $      100,000               115,274
                                                                           --------------
FRANCE -- 0.05%
BNP Paribas
    5.750%, due 01/24/22 ........................    GBP    312,000               612,698
France Telecom S.A.
    8.500%, due 03/01/31 ........................    $      140,000               195,189
                                                                           --------------
                                                                                  807,887
                                                                           --------------
LUXEMBOURG -- 0.01%
Telecom Italia Capital S.A.
    5.250%, due 11/15/13 ........................    $      140,000               142,129
                                                                           --------------
NETHERLANDS -- 0.01%
Deutsche Telekom International Finance BV
    8.750%, due 06/15/30 ........................    $      120,000               162,478
                                                                           --------------
UNITED KINGDOM -- 0.17%
Abbey National PLC
    7.950%, due 10/26/29 ........................    $      165,000               224,372
Halifax PLC
    9.375%, due 05/15/21 ........................    GBP    380,000             1,006,148
HSBC Holdings PLC(b)
    5.250%, due 12/12/12 ........................    $      350,000               364,249
National Westminster Bank PLC
    6.500%, due 09/07/21 ........................    GBP    430,000               906,151
Royal Bank of Scotland Group PLC
    9.118%, due 03/31/10 ........................    $       75,000                89,320
                                                                           --------------
                                                                                2,590,240
                                                                           --------------
Total International Corporate Bonds .............                               4,591,719
                                                                           --------------
INTERNATIONAL ASSET BACKED SECURITIES -- 0.04%
UNITED KINGDOM -- 0.04%
Paragon Mortgages PLC,
    7A, Class B1A, 144A+
    4.018%, due 05/15/43 ........................    $      600,000               601,447
                                                                           --------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.01%
PEMEX Project Funding Master Trust
    8.000%, due 11/15/11 ........................    $      130,000               147,550
                                                                           --------------
FOREIGN GOVERNMENT BONDS -- 3.57%
AUSTRALIA -- 0.17%
Government of Australia
    6.750%, due 11/15/06 ........................    AUD  3,420,000             2,659,771
                                                                           --------------
AUSTRIA -- 0.33%
Republic of Austria
    3.800%, due 10/20/13,144A ...................    EUR  1,700,000             2,178,150
    5.875%, due 07/15/06 ........................         2,390,000             3,006,264
                                                                           --------------
                                                                                5,184,414
                                                                           --------------
BELGIUM -- 0.12%
Government of Belgium
    5.750%, due 03/28/08 ........................    EUR  1,390,000             1,841,554
                                                                           --------------
CANADA -- 0.15%
Government of Canada
    5.750%, due 06/01/29 ........................    CAD    530,100               525,876
    6.000%, due 09/01/05 ........................               800                   656
    6.000%, due 06/01/08 ........................         1,060,300               937,121
    6.000%, due 06/01/11 ........................           640,200               591,662
    8.000%, due 06/01/23 ........................           220,200               264,979
                                                                           --------------
                                                                                2,320,294
                                                                           --------------
FINLAND -- 0.24%
Government of Finland
    5.000%, due 07/04/07 ........................    EUR    880,000             1,126,027
    5.750%, due 02/23/11 ........................         1,840,000             2,590,710
                                                                           --------------
                                                                                3,716,737
                                                                           --------------

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT                VALUE
                                                     --------------        --------------
FRANCE -- 0.65%
Government of France
    5.000%, due 10/25/16 ........................    EUR  1,635,000        $    2,307,383
    5.500%, due 04/25/07 ........................           820,000             1,053,299
    5.500%, due 04/25/10 ........................         1,590,000             2,185,473
    5.500%, due 04/25/29 ........................         1,590,000             2,492,589
    7.250%, due 04/25/06 ........................         1,690,000             2,130,208
                                                                           --------------
                                                                               10,168,952
                                                                           --------------
GERMANY -- 1.35%
Bundesobligation
    3.500%, due 10/10/08 ........................    EUR  1,310,000             1,649,737
Deutsche Bundesrepublik
    4.500%, due 07/04/09 ........................         5,275,000             6,911,314
    4.750%, due 07/04/34 ........................         2,125,000             3,068,619
    6.000%, due 01/04/07 ........................         5,640,000             7,223,869
    6.500%, due 07/04/27 ........................         1,365,000             2,372,212
                                                                           --------------
                                                                               21,225,751
                                                                           --------------
ITALY -- 0.12%
Buoni Poliennali Del Tesoro
    8.750%, due 07/01/06 ........................    EUR  1,430,000             1,844,594
                                                                           --------------

MEXICO -- 0.06%
United Mexican States
    8.125%, due 12/30/19 ........................    $      800,000               982,800
                                                                           --------------
NETHERLANDS -- 0.25%
Government of Netherlands
    4.000%, due 01/15/37 ........................    EUR  1,135,000             1,447,481
    5.000%, due 07/15/11 ........................         1,840,000             2,512,238
                                                                           --------------
                                                                                3,959,719
                                                                           --------------
SWEDEN -- 0.08%
Government of Sweden
    6.750%, due 05/05/14 ........................    SEK  3,930,000               654,098
    8.000%, due 08/15/07 ........................         3,865,000               557,803
                                                                           --------------
                                                                                1,211,901
                                                                           --------------
UNITED KINGDOM -- 0.05%
U.K. Gilts
    4.750%, due 09/07/15 ........................    GBP    410,000               770,481
                                                                           --------------
Total Foreign Government Bonds ..................                              55,886,968
                                                                           --------------
Total International Bonds .......................                              61,227,684
                                                                           --------------
Total Bonds (Cost $317,244,126) .................                             316,178,539
                                                                           --------------

                                                          SHARES
                                                       ------------
INVESTMENT COMPANIES -- 9.60%
UBS Emerging Markets Equity Relationship Fund ...         4,857,273            82,468,242
UBS High Yield Relationship Fund ................         1,615,840            30,351,613
UBS Small Cap Equity Relationship Fund ..........           967,064            37,320,240
                                                                           --------------
    Total Investment Companies
        (Cost $112,673,055) .....................                             150,140,095
                                                                           --------------
SHORTTERM INVESTMENTS -- 8.43%
OTHER -- 8.29%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28%...............................       129,859,140           129,859,140
                                                                           --------------

                                                           FACE
                                                          AMOUNT
                                                       ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.14%
U.S. Treasury Bills,
    yield of 2.64%, due 07/21/05(g) .............      $  2,200,000             2,196,786
                                                                           --------------
    Total Short-Term Investments
         (Cost $132,055,919) ....................                             132,055,926
                                                                           --------------
                                                          SHARES
                                                       ------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED -- 3.49%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $54,732,001) ...........        54,732,001            54,732,001
                                                                           --------------
Total Investments -- 99.43%
    (Cost $1,419,284,435) .......................                           1,557,071,264
Cash and other assets,
    less liabilities -- 0.57%....................                               8,961,433
                                                                           --------------
Net Assets -- 100.00%............................                          $1,566,032,697
                                                                           ==============

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

          Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,419,284,435; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...........................     $155,606,591
Gross unrealized depreciation ...........................      (17,819,762)
                                                              ------------
     Net unrealized appreciation ........................     $137,786,829
                                                              ============

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at June 30, 2005.

(c) Security is illiquid. This security amounted to $108,533 or 0.01% of net assets.

(d) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.

(e) All or a portion of this security is segregated for "To Be Announced" ("TBA") securities.

(f) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.

(g) This security was pledged to cover margin requirements for futures contracts.

+     Variable rate security -- The rate disclosed is that in effect at June
      30, 2005.

++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the pincipal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $16,633,326 or 1.06% of net assets.

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   British Pound

SEK   Swedish Krona

TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                               Unrealized
                                                      Contracts               In                Maturity      Appreciation/
                                                     to Deliver          Exchange For             Dates      (Depreciation)
                                                     ----------      ---------------------      --------     --------------
Australian Dollar .............................      18,830,000      USD        14,183,698      12/05/05     $    (51,218)
British Pound .................................      31,330,000      USD        57,000,705      12/05/05        1,051,591
British Pound .................................      14,385,000      USD        26,111,134      12/05/05          422,401
Euro ..........................................      46,490,000      USD        59,028,818      12/05/05        2,371,455
Swiss Franc ...................................      15,915,000      USD        13,165,950      12/05/05          587,446
United States Dollar ..........................       2,782,332      AUD         3,660,000      12/05/05          (15,482)
United States Dollar ..........................       7,013,793      CAD         8,660,000      12/05/05           85,801
United States Dollar ..........................      32,468,042      EUR        26,355,000      12/05/05         (349,204)
United States Dollar ..........................      11,638,245      GBP         6,425,000      12/05/05         (164,480)
United States Dollar ..........................      67,018,258      JPY     7,084,500,000      12/05/05       (2,084,635)
United States Dollar ..........................       8,878,470      JPY       965,800,000      12/05/05          (26,343)
United States Dollar ..........................      39,409,037      SEK       284,750,000      12/05/05       (2,615,908)
United States Dollar ..........................      34,942,323      SEK       261,110,000      12/05/05       (1,203,765)
United States Dollar ..........................      28,998,510      SGD        47,675,000      12/05/05         (547,251)
United States Dollar ..........................      25,860,558      THB     1,038,560,000      12/05/05         (733,488)
                                                                                                             ------------
    Total net unrealized depreciation on
        forward foreign currency contracts ....                                                               ($3,273,080)
                                                                                                             ============

Currency Type Abbreviations

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

--------------------------------------------------------------------------------

    UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

GBP   British Pound

JPY   Japanese Yen

SEK   Swedish Krona

SGD   Singapore Dollar

THB   Thai Baht

USD   United States Dollar

FUTURES CONTRACTS

UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2005:

                                                                                                                    Unrealized
                                                                     Expiration         Cost/         Current      Appreciation/
                                                                       Dates           Proceeds        Value      (Depreciation)
                                                                   --------------    -----------    -----------   --------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 156 contracts .....................    September 2005    $16,915,812    $16,986,938     $  71,126
10 Year U.S. Treasury Notes, 30 contracts .....................    September 2005      3,386,611      3,404,063        17,452
INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchange Index, 153 contracts (EUR) .................       July 2005       13,917,166     14,244,145       326,979
FTSE 100, 153 contracts (GBP) .................................    September 2005     13,783,369     14,045,450       262,081
INDEX FUTURES SALE CONTRACTS:
S&P ASX 200 Index, 173 contracts (AUD) ........................    September 2005     13,982,952     14,086,933      (103,981)
S&P Toronto Stock Exchange 60 Index, 161 contracts (CAD) ......    September 2005     14,508,596     14,619,873      (111,277)
S&P 500 Index, 54 contracts ...................................    September 2005     16,375,905     16,139,250       236,655
                                                                                                                    ---------
    Total net unrealized appreciation on futures contracts ....                                                     $ 699,035
                                                                                                                    =========

Currency Type Abbreviations

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   British Pound

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures contracts at June 30, 2005 was $4,696,786.

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.              17

    UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

For the six months ended June 30, 2005, UBS U.S. Large Cap Equity Relationship Fund (the "Fund") returned 1.89%, versus the 0.11% return of its benchmark, the Russell 1000 Index (the "Index"). Since inception on August 31,1997, through period end, the Fund returned 6.70% on an annualized basis, versus the 5.57% annualized return of the Index. (Returns over various time periods are shown on page 19; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered strong returns relative to its benchmark Index during the reporting period largely due to its sector weightings, which were driven by our research-intensive stock selection process. High-quality, low-volatility stocks looked most attractive to us through much of the reporting period. No identifiable macro themes drove portfolio construction; rather, attractive opportunities at both the sector and stock level accounted for how we positioned the Fund. We emphasized companies with strong cash flow and the ability to pay or increase dividends and/or repurchase shares.

LARGE CAPS GENERATE POSITIVE RETURNS

The US stock market struggled to find its footing in the first six months of 2005, reacting to mixed economic signals and increasing investor concerns. The overall stock market (as measured by the Russell 3000 Index) fell 1.7% in the first quarter and then rose 2.2% in the second quarter to end the six-month period virtually flat. Risk-averse investors were drawn to stability and quality in this environment, favoring large cap stocks over small caps. Within the large cap space, value-oriented stocks continued to outperform growth-oriented stocks during the first half of 2005.

RESEARCH-LED STOCK SELECTION AIDS PERFORMANCE

The Fund's relative performance was helped by our overweight positions relative to the Index to healthcare and construction and real property, as well as an underweight to technology hardware. Within healthcare, the Fund moved away from pharmaceuticals in favor of medical services companies. In our opinion, the 2006 Medicare prescription drug benefit program rollout will create significant price pressure for some and significant opportunities for others. In our opinion, the services subsector, including pharmacy benefit managers, has solid fundamentals and is poised to benefit from the changing dynamics in the prescription drug arena. Several of the Fund's top-performing stocks were in this subsector, including UnitedHealth Group, Inc. and Medco Health Solutions, Inc. UnitedHealth Group, Inc. is the second largest health insurer in the US (behind WellPoint, also a Fund holding). Medco is a leading pharmacy benefit manager with the nation's largest mail order pharmacy operation.

While the Fund was underweight to most of the materials sector, our overweight position in construction and real property helped relative returns. Our research uncovered several attractive opportunities in this subsector, including Martin Marietta Materials, Inc., one of the Fund's top-performing stocks during the six-month period.

The Fund's underweight to technology hardware included an underweight exposure to semiconductor stocks and computer hardware stocks. We continue to believe that earnings estimates for this sector are higher than fundamentals warrant, and that the stocks are overpriced. As a result, we remained cautious about opportunities in this area.

The Fund's underweight to the top-performing energy sector detracted from relative returns. The Fund did hold several stocks in this sector that performed well, including Marathon Oil Corp. and ExxonMobil Corp. In our opinion, however, record high oil prices that are not at all sustainable pushed many energy stock prices beyond fair value. We will continue to monitor the situation as oil prices fluctuate, but we remain confident in our underweight position, and believe that the energy stocks we do own should be less impacted than others by falling oil prices over time.

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                     6 months       1 year      3 years      5 years      Annualized
                                                      ended         ended        ended        ended      08/31/97* to
                                                     06/30/05      06/30/05     06/30/05     06/30/05      06/30/05
---------------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND            1.89%         12.59%       11.60%       7.70%        6.70%
---------------------------------------------------------------------------------------------------------------------
Russell 1000 Index**                                   0.11           7.93         9.19       -1.89         5.57
---------------------------------------------------------------------------------------------------------------------

*   Performance inception date of UBS U.S. Large Cap Equity Relationship Fund.

** The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Beginning             Ending            Expenses Paid
                                                    Account Value        Account Value        During Period*
                                                   January 1, 2005       June 30, 2005        1/1/05-6/30/05
------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00            $1,018.90               $0.24
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               1,000.00             1,024.56                0.24
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                              Percentage of
                                               Net Assets
-----------------------------------------------------------
Citigroup, Inc.                                    4.3%
Nextel Communications, Inc., Class A               3.4
Johnson & Johnson                                  3.3
Wells Fargo & Co.                                  3.1
Microsoft Corp.                                    3.1
UnitedHealth Group, Inc.                           3.0
Morgan Stanley                                     2.7
Genzyme Corp.                                      2.6
Exelon Corp.                                       2.5
JPMorgan Chase & Co.                               2.3
-----------------------------------------------------------
Total                                             30.3%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

U.S. EQUITIES
    Aerospace & Defense .........................             2.71%
    Air Freight & Logistics .....................             0.62
    Auto Components .............................             1.21
    Biotechnology ...............................             3.39
    Building Products ...........................             2.19
    Capital Markets .............................             4.59
    Commercial Banks ............................             5.52
    Commercial Services & Supplies  .............             0.88
    Computers & Peripherals .....................             1.28
    Construction Materials ......................             1.72
    Diversified Financial Services ..............             6.57
    Diversified Telecommunication Services ......             1.21
    Electric Utilities ..........................             5.63
    Electronic Equipment & Instruments ..........             1.01
    Energy Equipment & Services .................             0.51
    Food & Staples Retailing ....................             5.08
    Gas Utilities ...............................             0.63
    Health Care Equipment & Supplies ............             0.95
    Health Care Providers & Services ............             6.33
    Hotels, Restaurants & Leisure ...............             0.80
    Household Products ..........................             1.27
    Insurance ...................................             4.71
    Internet & Catalog Retail ...................             1.19
    Machinery ...................................             1.92
    Media .......................................             5.79
    Multiline Retail ............................             1.01
    Multi-Utilities & Unregulated Power .........             1.01
    Oil & Gas ...................................             2.86
    Pharmaceuticals .............................             8.63
    Road & Rail .................................             1.27
    Semiconductors & Semiconductor Equipment ....             1.47
    Software ....................................             5.36
    Specialty Retail ............................             0.72
    Thrifts & Mortgage Finance ..................             2.26
    Wireless Telecommunication Services .........             3.36
                                                            ------
        Total U.S. Equities .....................            95.66
INVESTMENT COMPANY ..............................             0.81
SHORT-TERM INVESTMENTS ..........................             3.50
                                                            ------
    TOTAL INVESTMENTS ...........................            99.97
CASH AND OTHER ASSETS, LESS LIABILITIES .........             0.03
                                                            ------
NET ASSETS ......................................           100.00%
                                                            ======

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                 SHARES            VALUE
                                                               ----------      -------------
U.S. EQUITIES -- 95.66%
AEROSPACE & DEFENSE -- 2.71%
Lockheed Martin Corp. .................................          115,600         $ 7,498,972
Northrop Grumman Corp. ................................          104,400           5,768,100
                                                                                 -----------
                                                                                  13,267,072
                                                                                 -----------
AIR FREIGHT & LOGISTICS -- 0.62%
FedEx Corp. ...........................................           37,400           3,029,774
                                                                                 -----------
AUTO COMPONENTS -- 1.21%
Borg-Warner, Inc. .....................................            8,700             466,929
Johnson Controls, Inc. ................................           96,600           5,441,478
                                                                                 -----------
                                                                                   5,908,407
                                                                                 -----------
BIOTECHNOLOGY -- 3.39%
Cephalon, Inc.(a) .....................................           79,100           3,148,971
Genzyme Corp.(a) ......................................          214,100          12,865,269
Millennium Pharmaceuticals, Inc.(a) ...................           64,100             594,207
                                                                                 -----------
                                                                                  16,608,447
                                                                                 -----------
BUILDING PRODUCTS -- 2.19%
Masco Corp. ...........................................          337,900          10,731,704
                                                                                 -----------
CAPITAL MARKETS -- 4.59%
Mellon Financial Corp. ................................          315,500           9,051,695
Morgan Stanley ........................................          255,600          13,411,332
                                                                                 -----------
                                                                                  22,463,027
                                                                                 -----------
COMMERCIAL BANKS -- 5.52%
Fifth Third Bancorp. ..................................          140,100           5,773,521
PNC Financial Services Group, Inc. ....................          109,600           5,968,816
Wells Fargo & Co. .....................................          248,200          15,284,156
                                                                                 -----------
                                                                                  27,026,493
                                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.88%
Cendant Corp. .........................................          192,800           4,312,936
                                                                                 -----------
COMPUTERS & PERIPHERALS -- 1.28%
Hewlett-Packard Co. ...................................          267,400           6,286,574
                                                                                 -----------
CONSTRUCTION MATERIALS -- 1.72%
Martin Marietta Materials, Inc. .......................          121,939           8,428,424
                                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES -- 6.57%
Citigroup, Inc. .......................................          454,713          21,021,382
JPMorgan Chase & Co. ..................................          316,300          11,171,716
                                                                                 -----------
                                                                                  32,193,098
                                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.21%
SBC Communications, Inc. ..............................          250,300           5,944,625
                                                                                 -----------
ELECTRIC UTILITIES -- 5.63%
American Electric Power Co., Inc. .....................          125,800           4,638,246
Exelon Corp. ..........................................          241,700          12,406,461
FirstEnergy Corp. .....................................          169,405           8,150,074
Pepco Holdings, Inc. ..................................           98,400           2,355,696
                                                                                 -----------
                                                                                  27,550,477
                                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.01%
Mettler Toledo International, Inc.(a) .................          105,800           4,928,164
                                                                                 -----------
ENERGY EQUIPMENT & SERVICES -- 0.51%
Baker Hughes, Inc. ....................................           49,000           2,506,840
                                                                                 -----------
FOOD & STAPLES RETAILING -- 5.08%
7-Eleven, Inc.(a) .....................................           38,300           1,158,192
Albertson's, Inc. .....................................          342,600           7,084,968
Costco Wholesale Corp. ................................          219,900           9,855,918
Kroger Co.(a) .........................................          357,300           6,799,419
                                                                                 -----------
                                                                                  24,898,497
                                                                                 -----------
GAS UTILITIES -- 0.63%
NiSource, Inc. ........................................          125,300           3,098,669
                                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.95%
Medtronic, Inc. .......................................           64,600           3,345,634
Waters Corp.(a) .......................................           35,100           1,304,667
                                                                                 -----------
                                                                                   4,650,301
                                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES -- 6.33%
Caremark Rx, Inc.(a) ..................................           60,100           2,675,652
Medco Health Solutions, Inc.(a) .......................          121,200           6,467,232
UnitedHealth Group, Inc. ..............................          284,200          14,818,188
WellPoint, Inc.(a) ....................................          100,800           7,019,712
                                                                                 -----------
                                                                                  30,980,784
                                                                                 -----------
HOTELS, RESTAURANTS & LEISURE -- 0.80%
Carnival Corp. ........................................           71,800           3,916,690
                                                                                 -----------
HOUSEHOLD PRODUCTS -- 1.27%
Kimberly-Clark Corp. ..................................           99,200           6,208,928
                                                                                 -----------
INSURANCE -- 4.71%
Aflac, Inc. ...........................................           95,000           4,111,600
Allstate Corp. ........................................           96,600           5,771,850
American International Group, Inc. ....................          139,700           8,116,570
Hartford Financial Services Group, Inc. ...............           68,000           5,085,040
                                                                                 -----------
                                                                                  23,085,060
                                                                                 -----------
INTERNET & CATALOG RETAIL -- 1.19%
IAC/InterActiveCorp.(a) ...............................          242,700           5,836,935
                                                                                 -----------
MACHINERY -- 1.92%
Illinois Tool Works, Inc. .............................          117,800           9,386,304
                                                                                 -----------
MEDIA -- 5.79%
Clear Channel Communications, Inc. ....................          160,700           4,970,451
Dex Media, Inc. .......................................          115,100           2,809,591
DIRECTV Group, Inc.(a) ................................          123,700           1,917,350
Omnicom Group, Inc. ...................................           87,600           6,995,736
Time Warner, Inc.(a) ..................................          463,000           7,736,730
Univision Communications, Inc.(a) .....................          141,600           3,901,080
                                                                                 -----------
                                                                                  28,330,938
                                                                                 -----------
MULTILINE RETAIL -- 1.01%
Kohl's Corp.(a) .......................................           88,600           4,953,626
                                                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER -- 1.01%
Sempra Energy .........................................          119,400           4,932,414
                                                                                 -----------
OIL & GAS -- 2.86%
ExxonMobil Corp. ......................................          123,100           7,074,557
Marathon Oil Corp. ....................................          129,600           6,916,752
                                                                                 -----------
                                                                                  13,991,309
                                                                                 -----------
PHARMACEUTICALS -- 8.63%
Allergan, Inc. ........................................          123,300          10,510,092
Bristol-Myers Squibb Co. ..............................          158,200           3,951,836

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                 SHARES            VALUE
                                                               ----------      -------------
Johnson & Johnson .....................................          246,874        $ 16,046,810
Mylan Laboratories, Inc. ..............................           82,050           1,578,642
Wyeth .................................................          228,900          10,186,050
                                                                                ------------
                                                                                  42,273,430
                                                                                ------------
ROAD & RAIL -- 1.27%
Burlington Northern Santa Fe Corp. ....................          132,300           6,228,684
                                                                                ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.47%
Applied Material, Inc. ................................          258,200           4,177,676
Xilinx, Inc. ..........................................          119,100           3,037,050
                                                                                ------------
                                                                                   7,214,726
                                                                                ------------
SOFTWARE -- 5.36%
Microsoft Corp. .......................................          612,200          15,207,048
Oracle Corp.(a) .......................................          524,000           6,916,800
Veritas Software Corp.(a) .............................          168,600           4,113,840
                                                                                ------------
                                                                                  26,237,688
                                                                                ------------
SPECIALTY RETAIL -- 0.72%
Office Depot, Inc.(a) .................................          153,400           3,503,656
                                                                                ------------
THRIFTS & MORTGAGE FINANCE -- 2.26%
Freddie Mac ...........................................          169,800          11,076,054
                                                                                ------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.36%
Nextel Communications, Inc., Class A(a) ...............          509,600          16,465,176
                                                                                ------------

Total U.S. Equities (Cost $447,818,396) ...............                          468,455,931
                                                                                ------------

INVESTMENT COMPANY -- 0.81%
SPDR Trust, Series 1 (Cost $3,995,334) ................           33,300           3,966,696
                                                                                ------------

SHORT-TERM INVESTMENTS -- 3.50%

OTHER -- 3.27%
UBS Supplementary Trust -- U.S. Cash Management
    Prime Fund, yield of 3.28% ........................       16,004,109          16,004,109
                                                                                ------------

                                                                 FACE
                                                                AMOUNT
                                                              ----------
U.S. GOVERNMENT OBLIGATIONS -- 0.23%
U.S. Treasury Bills, yield of 2.72%
     due 07/21/05 (b) .................................       $1,150,000           1,148,278
                                                                                ------------
Total Short-Term Investments
    (Cost $17,152,376) ................................                           17,152,387
                                                                                ------------
Total Investments -- 99.97%
    (Cost $468,966,106) ...............................                          489,575,014
Cash and other assets,
   less liabilities -- 0.03% ..........................                              122,301
                                                                                ------------
Net Assets -- 100.00% .................................                         $489,697,315
                                                                                ============

NOTES TO SCHEDULE OF INVESTMENTS

     Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $468,966,106; and net unrealized appreciation consisted of:

Gross unrealized appreciation ..........................................    $27,721,979
Gross unrealized depreciation ..........................................     (7,113,071)
                                                                            -----------
    Net unrealized appreciation ........................................    $20,608,908
                                                                            ===========

(a)  Non-income producing security.

(b) This security was pledged to cover margin requirements for futures contracts.

FUTURES CONTRACTS

UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2005:

                                                  Expiration                    Current       Unrealized
                                                     Date           Cost         Value       Depreciation
                                               ---------------   ----------    ----------    ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 30 contracts ...............     September 2005   $9,034,838    $8,966,250      $(68,588)
                                                                                               ========

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures contracts at June 30, 2005 was $1,198,278.

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.               23

    UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Large Cap Select Equity Relationship Fund (the "Fund") returned 1.15%, versus the -0.81% return of its benchmark, the S&P 500 Index (the "Index"). Since inception on April 30,1999, through period end, the Fund returned 1.07% on an annualized basis, versus the -0.32% return of the Index. (Returns over various time periods are shown on page 25; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund delivered solid relative performance in a challenging market environment. These results were largely due to the Fund's industry positioning, which was a function of our bottom-up investment process.

FINDING VALUE IN A STRUGGLING MARKET

Faced with high oil prices, the threat of inflation and potential problems in the real estate market, investors, we believe, were hesitant when it came to stocks. Large caps did better than small caps in this risk-averse atmosphere, but still ended the six-month reporting period with a slight loss.

Putting aside investor sentiment, our analysis of the economy and market fundamentals suggested that large cap equities were trading at close to fair value, but that attractive opportunities still existed at the stock level. We pursued those opportunities through our long-standing investment process. In particular, we employed in-depth, bottom-up research to identify high-quality companies selling for what we believed was less than their intrinsic value.

SECTOR WEIGHTINGS SUPPORT PERFORMANCE

Our stock-specific research guided portfolio construction, leading us to industry sectors that we believed had the potential to outperform in an uncertain economy. These sector weightings enhanced the Fund's relative performance. Specifically, we benefited from an overweight to construction and real property, as well as healthcare, and an underweight to technology hardware relative to the Index.

The Fund's overweight to construction and real property represented one of our largest variances from the Index weightings. While we shied away from most other sections of the materials industry, our research uncovered several attractive opportunities in construction and real property. Our overweight to healthcare was largely a result of our preference for medical service companies. Several of the Fund's top-performing stocks were in this subsector, including UnitedHealth Group, Inc. and Medco Health Solutions, Inc. UnitedHealth Group, Inc. is the second largest health insurer in the US. Medco is a leading pharmacy benefit manager with the nation's largest mail order pharmacy operation. In our opinion, the services subsector, including pharmacy benefit managers, has solid fundamentals and is poised to benefit from the changing dynamics in the prescription drug arena stemming from the 2006 Medicare benefit rollout.

The Fund's underweight to technology hardware was a function of our minimal exposure to semiconductor and computer hardware stocks. In our opinion, most stocks in this sector were overpriced relative to their intrinsic value. We continue to monitor the industry closely, but remain cautious at this time.

The principal drag on relative performance over this period was the Fund's significant underweight to energy. Supported by oil prices that reached $60 a barrel, energy delivered the best industry returns over the six-month period. The companies we held in this area performed well, including Marathon Oil Corp. In our opinion, however, record high oil prices that are not at all sustainable pushed many energy stock prices beyond fair value. We will continue to monitor the situation as oil prices fluctuate, but we remain confident in our underweight position, and believe that the energy stocks we do own should be less impacted than others by falling oil prices over time.

--------------------------------------------------------------------------------

    UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                   6 months    1 year    3 years    5 years    Annualized
                                                    ended      ended      ended      ended    04/30/99* to
                                                   06/30/05   06/30/05   06/30/05   06/30/05    06/30/05
-----------------------------------------------------------------------------------------------------------
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND        1.15%     11.25%     11.37%      6.94%       1.07%
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                                       -0.81       6.32       8.28      -2.37       -0.32
-----------------------------------------------------------------------------------------------------------

*   Performance inception date of UBS Large Cap Select Equity Relationship Fund.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning             Ending            Expenses Paid
                                              Account Value        Account Value        During Period*
                                             January 1, 2005       June 30, 2005        1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00           $1,011.50               $0.24
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00            1,024.56                0.24
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                          Percentage of
                                            Net Assets
-------------------------------------------------------
Citigroup, Inc.                                4.4%
Microsoft Corp.                                3.9
Nextel Communications, Inc., Class A           3.7
Masco Corp.                                    3.4
Johnson & Johnson                              3.4
Freddie Mac                                    3.3
Wells Fargo & Co.                              3.2
Illinois Tool Works, Inc.                      3.1
Morgan Stanley                                 3.1
UnitedHealth Group, Inc.                       3.1
-------------------------------------------------------
Total                                         34.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
----------------------------------------------------------------

U.S. EQUITIES
   Aerospace & Defense ...........................        3.72%
   Air Freight & Logistics .......................        0.84
   Biotechnology .................................        1.59
   Building Products .............................        3.40
   Capital Markets ...............................        5.19
   Commercial Banks ..............................        6.11
   Commercial Services & Supplies ................        1.04
   Computers & Peripherals .......................        1.15
   Diversified Financial Services ................        7.14
   Diversified Telecommunication Services ........        1.43
   Electric Utilities ............................        2.54
   Food & Staples Retailing ......................        5.81
   Gas Utilities .................................        1.33
   Health Care Equipment & Supplies ..............        1.04
   Health Care Providers & Services ..............        5.59
   Hotels, Restaurants & Leisure .................        1.00
   Household Products ............................        1.20
   Insurance .....................................        6.61
   Internet & Catalog Retail .....................        1.48
   Machinery .....................................        3.12
   Media .........................................        6.38
   Multiline Retail ..............................        1.52
   Multi-Utilities & Unregulated Power ...........        0.86
   Oil & Gas .....................................        4.39
   Pharmaceuticals ...............................        8.88
   Road & Rail ...................................        1.51
   Semiconductors & Semiconductor
   Equipment .....................................        0.98
   Software ......................................        5.68
   Thrifts & Mortgage Finance ....................        3.34
   Wireless Telecommunication Services ...........        3.75
                                                        ------
         Total U.S. Equities .....................       98.62
SHORT-TERM INVESTMENT ............................        1.87
                                                        ------
   TOTAL INVESTMENTS .............................      100.49
LIABILITIES, IN EXCESS OF CASH AND OTHER
   ASSETS ........................................       (0.49)
                                                        ------
NET ASSETS .......................................      100.00%
                                                        ======

--------------------------------------------------------------------------------

    UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES         VALUE
                                                                ------      ------------
U.S. EQUITIES -- 98.62%
AEROSPACE & DEFENSE -- 3.72%
Lockheed Martin Corp. ...............................            4,700      $    304,889
Northrop Grumman Corp. ..............................            2,900           160,225
                                                                            ------------
                                                                                 465,114
                                                                            ------------
AIR FREIGHT & LOGISTICS -- 0.84%
FedEx Corp. .........................................            1,300           105,313
                                                                            ------------
BIOTECHNOLOGY -- 1.59%
Genzyme Corp. (a) ...................................            3,300           198,297
                                                                            ------------
BUILDING PRODUCTS -- 3.40%
Masco Corp. .........................................           13,400           425,584
                                                                            ------------
CAPITAL MARKETS -- 5.19%
Mellon Financial Corp. ..............................            9,100           261,079
Morgan Stanley ......................................            7,400           388,278
                                                                            ------------
                                                                                 649,357
                                                                            ------------
COMMERCIAL BANKS -- 6.11%
Fifth Third BanCorp. ................................            4,600           189,566
PNC Financial Services Group, Inc. ..................            3,200           174,272
Wells Fargo & Co.....................................            6,500           400,270
                                                                            ------------
                                                                                 764,108
                                                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.04%
Cendant Corp. .......................................            5,800           129,746
                                                                            ------------
COMPUTERS & PERIPHERALS -- 1.15%
Hewlett-Packard Co...................................            6,100           143,411
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 7.14%
Citigroup, Inc. .....................................           11,900           550,137
JPMorgan Chase & Co..................................            9,700           342,604
                                                                            ------------
                                                                                 892,741
                                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.43%
SBC Communications, Inc. ............................            7,500           178,125
                                                                            ------------
ELECTRIC UTILITIES -- 2.54%
FirstEnergy Corp. ...................................            6,600           317,526
                                                                            ------------
FOOD & STAPLES RETAILING -- 5.81%
Albertson's, Inc. ...................................           10,000           206,800
Costco Wholesale Corp. ..............................            7,800           349,596
Kroger Co.(a) .......................................            8,900           169,367
                                                                            ------------
                                                                                 725,763
                                                                            ------------
GAS UTILITIES -- 1.33%
NiSource, Inc. ......................................            6,700           165,691
                                                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.04%
Medtronic, Inc. .....................................            2,500           129,475
                                                                            ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.59%
Caremark Rx, Inc.(a) ................................            2,600           115,752
Medco Health Solutions, Inc.(a) .....................            3,700           197,432
UnitedHealth Group, Inc. ............................            7,400           385,836
                                                                            ------------
                                                                                 699,020
                                                                            ------------
HOTELS, RESTAURANTS & LEISURE -- 1.00%
Carnival Corp. ......................................            2,300           125,465
                                                                            ------------
HOUSEHOLD PRODUCTS -- 1.20%
Kimberly-Clark Corp. ................................            2,400           150,216
                                                                            ------------
INSURANCE -- 6.61%
Aflac, Inc. .........................................            3,300           142,824
Allstate Corp. ......................................            4,300           256,925
American International Group, Inc. ..................            4,500           261,450
Hartford Financial Services Group, Inc. .............            2,200           164,516
                                                                            ------------
                                                                                 825,715
                                                                            ------------
INTERNET & CATALOG RETAIL -- 1.48%
IAC/InterActiveCorp.(a) .............................            7,700           185,185
                                                                            ------------
MACHINERY -- 3.12%
Illinois Tool Works, Inc. ...........................            4,900           390,432
                                                                            ------------
MEDIA -- 6.38%
Clear Channel Communications, Inc. ..................            4,400           136,092
DIRECTV Group, Inc.(a) ..............................            4,700            72,850
Omnicom Group, Inc. .................................            2,500           199,650
Time Warner, Inc.(a) ................................           14,400           240,624
Univision Communications, Inc.(a) ...................            5,400           148,770
                                                                            ------------
                                                                                 797,986
                                                                            ------------
MULTILINE RETAIL -- 1.52%
Kohl's Corp.(a) .....................................            3,400           190,094
                                                                            ------------
MULTI-UTILITIES & UNREGULATED POWER -- 0.86%
Sempra Energy........................................            2,600           107,406
                                                                            ------------
OIL & GAS -- 4.39%
ExxonMobil Corp. ....................................            5,000           287,350
Marathon Oil Corp. ..................................            4,900           261,513
                                                                            ------------
                                                                                 548,863
                                                                            ------------
PHARMACEUTICALS -- 8.88%
Allergan, Inc. ......................................            3,200           272,768
Bristol-Myers Squibb Co..............................            5,400           134,892
Johnson & Johnson ...................................            6,500           422,500
Wyeth ...............................................            6,300           280,350
                                                                            ------------
                                                                               1,110,510
                                                                            ------------
ROAD & RAIL -- 1.51%
Burlington Northern Santa Fe Corp. ..................            4,000           188,320
                                                                            ------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 0.98%
Xilinx, Inc. ........................................            4,800           122,400
                                                                            ------------
SOFTWARE -- 5.68%
Microsoft Corp. .....................................           19,400           481,896
Oracle Corp.(a) .....................................           17,300           228,360
                                                                            ------------
                                                                                 710,256
                                                                            ------------
THRIFTS & MORTGAGE FINANCE -- 3.34%
Freddie Mac..........................................            6,400           417,472
                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.75%
Nextel Communications, Inc., Class A(a) .............           14,500           468,495
                                                                            ------------
Total U.S. Equities (Cost $10,328,163) ..............                         12,328,086
                                                                            ------------

--------------------------------------------------------------------------------

    UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES          VALUE
                                                               --------      ------------
SHORT-TERM INVESTMENT -- 1.87%
OTHER -- 1.87%
UBS Supplementary Trust -- U.S. Cash
  Management Prime Fund,
  yield of 3.28% (Cost $233,380) ....................           233,380      $   233,380
                                                                             -----------
Total Investments -- 100.49%
  Cost $10,561,543) .................................                         12,561,466
Liabilities, in excess of cash and
  other assets -- (0.49)% ...........................                            (60,896)
                                                                             -----------
Net Assets -- 100.00% ...............................                        $12,500,570
                                                                             ===========

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $10,561,543; and net unrealized appreciation consisted of:

Gross unrealized appreciation .......................    $2,311,703
Gross unrealized depreciation .......................      (311,780)
                                                         ----------
   Net unrealized appreciation ......................    $1,999,923
                                                         ==========

(a) Non-income producing security.

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.               29

    UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS U.S. Large Cap Value Equity Relationship Fund (the "Fund") returned 2.59%, versus the 1.76% return of its benchmark, the Russell 1000 Value Index (the "Index"). Since inception on June 25, 1998, through period end, the Fund has returned 7.61% on an annualized basis, versus the 5.55% annualized return for the Index. (Returns over various time periods are shown on page 31; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund surpassed its benchmark Index for the reporting period. This relative outperformance can be traced primarily to the Fund's conservative sector allocation strategy.

A FOCUS ON QUALITY

Coming off a strong fourth quarter rally in 2004, the US equity markets disappointed many investors in 2005. The overall market (as measured by the Russell 3000 Index) fell 1.7% in the first quarter of 2005 and then rose 2.2% in the second quarter to end the six-month period virtually flat. This market weakness did not appear to be a function of the general economy, as US consumer data were strong and gross domestic product (GDP) growth remained solid. Instead, we believe that investors' concerns over high oil prices, inflation and a possible real estate bubble drove returns.

In this climate, it was not surprising to see a continued preference for value-oriented stocks over growth, and large caps over small caps. Our analysis indicated that the large-cap value market was trading at close to fair value during the period, but that attractive opportunities still existed at the sector and stock levels. Our strategy was to focus on noncyclical industries, seeking to hold high-quality companies with strong cash flow and the ability to pay or increase dividends and/or repurchase shares.

NONCYCLICAL STOCKS DRIVE PERFORMANCE

Our stock selection process involves in-depth, bottom-up research to identify stocks that are selling for less than their intrinsic value. This approach directed our sector weightings. In general, we maintained a well-diversified portfolio, with an emphasis on industries that have the ability to prosper with or without the support of a growing economy.

As part of this strategy, the Fund held overweight positions to the healthcare and utilities sectors relative to the Index. These positions, along with our active management and stock selection within these sectors, helped relative performance. Within healthcare, we reduced our exposure to pharmaceutical companies in favor of pharmacy benefit managers and managed care providers. We believed these subsectors have positive, sustainable fundamentals and are poised to benefit from changes in the pharmaceutical arena that will stem from the 2006 Medicare benefit. Healthcare holdings UnitedHealth Group, Inc. and Medco Health Solutions, Inc. performed particularly well for the Fund over the six-month period.

Our overweight to utilities proved to be a sound strategy as the sector delivered strong returns for the reporting period. Investors often avoid utilities in a rising interest rate environment when a fixed dividend yield may no longer appear competitive. But, our research indicated that many utilities were still offering attractive yields relative to other industries, and valuations of these out-of-favor stocks were compelling. In particular, the Fund focused on nuclear and coal generation stocks, as we believe profitability in these areas will improve.

The Fund also saw significant benefits from its underweight position to the more economically sensitive materials sector. Materials as a whole struggled over the period, ultimately delivering some of the lowest returns in the market. However, there were some bright spots in the sector. For example, the Fund's overweight to the construction and real property subsector contributed to relative performance. Specifically, our holding in Martin Marietta Materials, Inc. did particularly well over the period.

Relative performance was hurt by the Fund's underweight to the energy sector. Energy was the top-performing sector for the reporting period, buoyed by oil prices that topped $60 a barrel. In our opinion, however, record high oil prices that are not at all sustainable pushed many energy stock prices beyond fair value. We will continue to monitor the situation as oil prices fluctuate, but we remain confident in our underweight position, and believe that the energy stocks we do own should be less impacted than others by falling oil prices over time.

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                      6 months    1 year    3 years    5 years    Annualized
                                                       ended      ended      ended      ended    06/25/98* to
                                                      06/30/05   06/30/05   06/30/05   06/30/05    06/30/05
--------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND      2.59%      13.88%     11.77%     10.12%       7.61%
--------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                               1.76       14.06      11.00       6.56        5.55
--------------------------------------------------------------------------------------------------------------

*   Performance inception date of UBS U.S. Large Cap Value Equity Relationship
    Fund.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund dis- tributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Beginning           Ending          Expenses Paid
                                               Account Value     Account Value      During Period*
                                             January 1, 2005     June 30, 2005      1/1/05-6/30/05
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00           $1,025.90             $0.24
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        1,000.00            1,024.56              0.24
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                          Percentage of
                                            Net Assets
-------------------------------------------------------
Citigroup, Inc.                                5.8%
ExxonMobil Corp.                               4.9
Wells Fargo & Co.                              4.1
JPMorgan Chase & Co.                           3.8
Morgan Stanley                                 3.6
Nextel Communications, Inc., Class A           3.4
Marathon Oil Corp.                             3.1
UnitedHealth Group, Inc.                       2.9
Freddie Mac                                    2.9
Martin Marietta Materials, Inc.                2.4
-------------------------------------------------------
Total                                         36.9%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
----------------------------------------------------------------

U.S. EQUITIES
   Aerospace & Defense ............................      3.25%
   Air Freight & Logistics ........................      0.99
   Auto Components ................................      1.35
   Biotechnology ..................................      0.75
   Building Products ..............................      1.81
   Capital Markets ................................      6.91
   Commercial Banks ...............................      9.12
   Commercial Services & Supplies  ................      0.86
   Computers & Peripherals ........................      1.27
   Construction Materials .........................      2.37
   Diversified Financial Services .................      9.63
   Diversified Telecommunication Services .........      1.96
   Electric Utilities .............................      7.62
   Energy Equipment & Services ....................      0.58
   Food & Staples Retailing .......................      4.61
   Gas Utilities ..................................      0.52
   Health Care Providers & Services ...............      4.37
   Household Products .............................      1.06
   Insurance ......................................      6.11
   Internet & Catalog Retail ......................      1.16
   Machinery ......................................      2.08
   Media ..........................................      4.88
   Multi-Utilities & Unregulated Power ............      0.97
   Oil & Gas ......................................      8.01
   Pharmaceuticals ................................      4.83
   Road & Rail ....................................      1.49
   Software .......................................      1.87
   Specialty Retail ...............................      0.70
   Thrifts & Mortgage Finance .....................      2.86
   Wireless Telecommunication Services ............      3.44
      Total U.S. Equities .........................     97.43
                                                       ------
SHORT-TERM INVESTMENTS ............................      3.39
                                                       ------
    TOTAL INVESTMENTS .............................    100.82
 LIABILITIES, IN EXCESS OF CASH AND OTHER
    ASSETS ........................................     (0.82)
                                                       ------
NET ASSETS ........................................    100.00%
                                                       ======

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                SHARES         VALUE
                                                               -------      ------------
U.S. EQUITIES -- 97.43%
AEROSPACE & DEFENSE -- 3.25%
Lockheed Martin Corp. ...............................           33,400      $  2,166,658
Northrop Grumman Corp. ..............................           23,800         1,314,950
                                                                            ------------
                                                                               3,481,608
                                                                            ------------
AIR FREIGHT & LOGISTICS -- 0.99%
FedEx Corp. .........................................           31,100         1,061,231
                                                                            ------------
AUTO COMPONENTS -- 1.35%
Borg-Warner, Inc. ...................................            2,700           144,909
Johnson Controls, Inc. ..............................           23,200         1,306,856
                                                                            ------------
                                                                               1,451,765
                                                                            ------------
BIOTECHNOLOGY -- 0.75%
Cephalon, Inc.(a) ...................................           20,300           808,143
                                                                            ------------
BUILDING PRODUCTS -- 1.81%
Masco Corp. .........................................           61,100         1,940,536
                                                                            ------------
CAPITAL MARKETS -- 6.91%
Mellon Financial Corp. ..............................           78,500         2,252,165
Morgan Stanley. .....................................           73,700         3,867,039
Northern Trust Corp. ................................           28,100         1,281,079
                                                                            ------------
                                                                               7,400,283
                                                                            ------------
COMMERCIAL BANKS -- 9.12%
Bank of America Corp. ...............................           43,332         1,976,373
Fifth Third BanCorp. ................................           36,700         1,512,407
PNC Financial Services Group, Inc. ..................           35,400         1,927,884
Wells Fargo & Co. ...................................           70,700         4,353,706
                                                                            ------------
                                                                               9,770,370
                                                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.86%
Cendant Corp. .......................................           41,100           919,407
                                                                            ------------
COMPUTERS & PERIPHERALS -- 1.27%
Hewlett-Packard Co. .................................           57,900         1,361,229
                                                                            ------------
CONSTRUCTION MATERIALS -- 2.37%
Martin Marietta Materials, Inc.  ....................           36,700         2,536,704
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.63%
Citigroup, Inc. .....................................          134,959         6,239,155
JPMorgan Chase & Co. ................................          115,500         4,079,460
                                                                            ------------
                                                                              10,318,615
                                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.96%
SBC Communications, Inc. ............................           88,300         2,097,125
                                                                            ------------
ELECTRIC UTILITIES -- 7.62%
American Electric Power Co., Inc. ...................           58,600         2,160,582
Exelon Corp. ........................................           47,300         2,427,909
FirstEnergy Corp. ...................................           51,250         2,465,637
Pepco Holdings, Inc. ................................           46,600         1,115,604
                                                                            ------------
                                                                               8,169,732
                                                                            ------------
ENERGY EQUIPMENT & SERVICES -- 0.58%
Baker Hughes, Inc. ..................................           12,100           619,036
                                                                            ------------
FOOD & STAPLES RETAILING -- 4.61%
Albertson's, Inc. ...................................           77,400         1,600,632
Costco Wholesale Corp. ..............................           41,000         1,837,620
Kroger Co.(a) .......................................           78,900         1,501,467
                                                                            ------------
                                                                               4,939,719
                                                                            ------------
GAS UTILITIES -- 0.52%
NiSource, Inc. ......................................           22,600           558,898
                                                                            ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.37%
Medco Health Solutions, Inc.(a) .....................           30,000         1,600,800
UnitedHealth Group, Inc. ............................           59,200         3,086,688
                                                                            ------------
                                                                               4,687,488
                                                                            ------------
HOUSEHOLD PRODUCTS -- 1.06%
Kimberly-Clark Corp. ................................           18,200         1,139,138
                                                                            ------------
INSURANCE -- 6.11%
Aflac, Inc. .........................................           28,700         1,242,136
Allstate Corp. ......................................           32,600         1,947,850
American International Group, Inc. ..................           26,300         1,528,030
Hartford Financial Services Group, Inc. .............           24,400         1,824,632
                                                                            ------------
                                                                               6,542,648
                                                                            ------------
INTERNET & CATALOG RETAIL -- 1.16%
IAC/InterActiveCorp.(a) .............................           51,600         1,240,980
                                                                            ------------
MACHINERY -- 2.08%
Illinois Tool Works, Inc. ...........................           28,000         2,231,040
                                                                            ------------
MEDIA -- 4.88%
DIRECTV Group, Inc.(a) ..............................           30,800           477,400
Omnicom Group, Inc. .................................           18,800         1,501,368
Time Warner, Inc.(a) ................................          135,800         2,269,218
Univision Communications, Inc.(a) ...................           35,700           983,535
                                                                            ------------
                                                                               5,231,521
                                                                            ------------
MULTI-UTILITIES & UNREGULATED POWER -- 0.97%
Sempra Energy .......................................           25,100         1,036,881
                                                                            ------------
OIL & GAS -- 8.01%
ExxonMobil Corp. ....................................           92,100         5,292,987
Marathon Oil Corp. ..................................           61,600         3,287,592
                                                                            ------------
                                                                               8,580,579
                                                                            ------------
PHARMACEUTICALS -- 4.83%
Bristol-Myers Squibb Co .............................           44,000         1,099,120
Johnson & Johnson ...................................           29,500         1,917,500
Wyeth ...............................................           48,400         2,153,800
                                                                            ------------
                                                                               5,170,420
                                                                            ------------
ROAD & RAIL -- 1.49%
Burlington Northern Santa Fe Corp. ..................           33,900         1,596,012
                                                                            ------------
SOFTWARE -- 1.87%
Microsoft Corp. .....................................           80,800         2,007,072
                                                                            ------------
SPECIALTY RETAIL -- 0.70%
Office Depot, Inc.(a) ...............................           32,700           746,868
                                                                            ------------

--------------------------------------------------------------------------------

    UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               SHARES          VALUE
                                                             -----------    ------------
THRIFTS & MORTGAGE FINANCE -- 2.86%
Freddie Mac .........................................           47,000      $  3,065,810
                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.44%
Nextel Communications, Inc., Class A(a) .............          114,200         3,689,802
                                                                            ------------
Total U.S. Equities (Cost $83,953,629) ..............                        104,400,660
                                                                            ------------
SHORT-TERM INVESTMENTS -- 3.39%
OTHER -- 3.21%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% ..................................        3,436,042         3,436,042
                                                                            ------------

                                                                FACE
                                                               AMOUNT
                                                             ----------
U.S. GOVERNMENT OBLIGATIONS -- 0.18%
U.S. Treasury Bills, yield of 2.64%,
    due 07/21/05 (b) .................................       $ 200,000           199,708
                                                                            ------------
Total Short-Term Investments
     (Cost $3,635,749) ...............................                         3,635,750
                                                                            ------------
Total Investments -- 100.82%
    (Cost $87,589,378) ...............................                       108,036,410
Liabilities, in excess of cash and
    other assets -- 0.82% ............................                          (881,469)
                                                                            ------------
Net Assets -- 100.00% ................................                      $107,154,941
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $87,589,378; and net unrealized appreciation consisted of:

Gross unrealized appreciation .......................     22,358,368
Gross unrealized depreciation .......................     (1,911,336)
                                                         -----------
   Net unrealized appreciation ......................    $20,447,032
                                                         ===========

(a) Non-income producing security.

(b) This security was pledged to cover margin requirements for futures contracts.

FUTURES CONTRACTS

UBS U.S. Large Cap Value Equity Relationship Fund had the following open futures contracts as of June 30, 2005:

                                     Expiration                      Current        Unrealized
                                        Date             Cost         Value        Depreciation
                                    --------------    -----------   ----------     ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 5 contracts .....    September 2005     $1,516,338   $1,494,375       $(21,963)
                                                                                     ========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2005 was $199,708.

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.               35

    UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Small Cap Equity Relationship Fund (the "Fund") returned -1.81%, versus the -1.25% return of its benchmark, the Russell 2000 Index (the "Index"). Since inception on April 30, 1995, through period end, the Fund returned 14.20% on an annualized basis, versus the 10.47% annualized return for the Index. (Returns over various time periods are shown on page 37; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund trailed the benchmark Index during the reporting period in what proved to be a challenging environment for small cap stocks. Relative performance over the period can be traced primarily to industry selection, but that was partially offset by positive contributions from common factor positioning.

CONSISTENT STRATEGY IN A STRUGGLING MARKET

After a strong rally at the end of 2004, investors began taking profits on their small-cap stocks, driving the market down for the first few months of 2005. Small caps then rallied in May and June, but still finished the six-month period with a loss. Many industry sectors posted negative returns for the period, with the exception of energy, which was supported by record high oil prices.

Rather than chase changing investor sentiment, the Fund adhered to its long-standing investment process over the reporting period. Through bottom-up, in-depth research and analysis, we sought to identify small cap companies with attractive business models, strong management teams, prospects for earning growth and healthy balance sheets.

SECTOR ALLOCATION AND STOCK SELECTION INFLUENCES RELATIVE PERFORMANCE

Sector allocation greatly influenced the Fund's relative performance over the reporting period. While we held a well-diversified portfolio, there were several variances from the Index. Overall, the portfolio's overweight to electronic equipment and airlines detracted from performance, as both sectors in general underperformed. The portfolio's overweight to medical services was a bright spot, as healthcare-related companies have performed relatively well in 2005. Exposure to companies that have low variability in earnings and low P/E ratios benefited relative results, as did the portfolio's below-market beta in a period of negative absolute returns.

Healthcare is generally considered a non-cyclical industry, meaning its success is not directly tied to the economy. This proved valuable in the reporting period, when increasing concerns over oil prices, inflation and a potential real estate bubble left many investors predicting an economic slowdown. Despite these fears, healthcare delivered solid returns. Within the sector, the Fund was overweight medical services, a position that also contributed to relative performance. Two of the best performing stocks in this subsector were Renal Care Group, Inc., a provider of dialysis and nephrology services, and LifePoint Hospitals, Inc., one of the nation's largest hospital companies.

The Fund's underweight to the materials sector also helped relative performance, particularly our below-market exposure to mining and forestry and paper. In our view, many of the companies in the materials sector maintain highly leveraged balance sheets, which we tend to avoid. In addition, we believed stocks in the sector appeared overvalued relative to other opportunities.

Performance was negatively impacted over the period by the Fund's overweight to industrials. This weighting was largely the result of our position in transportation, as many of the stocks in this area were hurt by the sluggish economy and high oil prices. During the period, the Fund held a diversified array of transportation stocks, including a feeder airline, a major airline, a trucking company, a railroad and a helicopter service. We remain confident in these holdings.

Relative performance was also hindered by the Fund's underweight exposure to the top-performing energy sector. In our opinion, however, record high oil prices that are not at all sustainable pushed many energy stock prices beyond fair value, leaving few opportunities for the Fund. One exception to this would be in oil services, where we have identified several attractively priced stocks, including Oceaneering International, which detracted from Fund performance during the reporting period but which we believe has sound fundamentals that will be rewarded in the longer term. We will continue to monitor the situation as oil prices fluctuate, but we remain confident in our underweight position and believe that the energy stocks we do own should be less impacted than others by falling oil prices over time.

--------------------------------------------------------------------------------

    UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                   6 months    1 year    3 years    5 years    Annualized
                                                    ended      ended      ended      ended    04/30/95* to
                                                   06/30/05   06/30/05   06/30/05   06/30/05    06/30/05
-----------------------------------------------------------------------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND              -1.81%     10.36%    12.76%     13.49%      14.20%
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index                                  -1.25%      9.45%    12.81%      5.71%      10.47
-----------------------------------------------------------------------------------------------------------

*   Performance inception date of UBS Small Cap Equity Relationship Fund.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning             Ending            Expenses Paid
                                              Account Value        Account Value        During Period*
                                             January 1, 2005       June 30, 2005        1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $ 981.90                $0.18
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00             1,024.61                 0.19
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0375%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS SMALL CAP EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                          Percentage of
                                            Net Assets
-------------------------------------------------------
Harris Corp.                                   2.6%
Plantronics, Inc.                              2.3
Regal-Beloit Corp.                             2.3
Esterline Technologies Corp.                   2.3
McGrath Rentcorp.                              2.2
Apollo Investment Corp.                        2.1
National Financial Partners Corp.              2.1
Equitable Resources, Inc.                      2.1
Oceaneering International, Inc.                2.1
Jackson Hewitt Tax Service, Inc.               1.9
-------------------------------------------------------
Total                                         22.0%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
----------------------------------------------------------------

U.S. EQUITIES
   Aerospace & Defense ...........................      3.86%
   Airlines ......................................      2.10
   Auto Components ...............................      0.96
   Biotechnology .................................      2.68
   Building Products .............................      1.14
   Capital Markets ...............................      4.25
   Chemicals .....................................      0.71
   Commercial Banks ..............................      5.60
   Commercial Services & Supplies ................      5.88
   Communications Equipment ......................      6.77
   Containers & Packaging ........................      0.57
   Diversified Financial Services ................      1.65
   Diversified Telecommunication Services ........      0.37
   Electric Utilities ............................      1.08
   Electrical Equipment ..........................      2.26
   Electronic Equipment & Instruments ............      3.17
   Energy Equipment & Services ...................      3.51
   Food Products .................................      1.03
   Health Care Equipment & Supplies ..............      5.00
   Health Care Providers & Services ..............      5.48
   Household Durables ............................      3.26
   Insurance .....................................      2.58
   Internet Software & Services ..................      1.01
   IT Services ...................................      0.47
   Machinery .....................................      2.91
   Media .........................................      4.13
   Multi-Utilities & Unregulated Power ...........      3.21
   Oil & Gas .....................................      0.65
   Personal Products .............................      1.25
   Pharmaceuticals ...............................      1.36
   Real Estate ...................................      3.64
   Road & Rail ...................................      3.08
   Software ......................................      1.82
   Specialty Retail ..............................      4.48
   Textiles, Apparel & Luxury Goods ..............      1.21
   Thrifts & Mortgage Finance ....................      2.51
                                                      ------
      Total U.S. Equities ........................     95.64
SHORT-TERM INVESTMENTS............................      4.62
                                                      ------
    TOTAL INVESTMENTS ............................    100.26
LIABILITIES, IN EXCESS OF CASH AND OTHER
    ASSETS .......................................     (0.26)
                                                      ------
NET ASSETS .......................................    100.00%
                                                      ======

--------------------------------------------------------------------------------

    UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                              SHARES           VALUE
                                                             --------       ------------
U.S. EQUITIES -- 95.64%
AEROSPACE & DEFENSE -- 3.86%
Esterline Technologies Corp.(a) .....................          266,500      $ 10,681,320
Triumph Group, Inc.(a) ..............................          219,400         7,626,344
                                                                            ------------
                                                                              18,307,664
                                                                            ------------
AIRLINES -- 2.10%
AMR Corp.(a) ........................................          462,400         5,599,664
Pinnacle Airlines Corp.(a) ..........................          503,800         4,327,642
                                                                            ------------
                                                                               9,927,306
                                                                            ------------
AUTO COMPONENTS -- 0.96%
American Axle & Manufacturing
  Holdings, Inc. ....................................          179,600         4,538,492
                                                                            ------------
BIOTECHNOLOGY -- 2.68%
Alkermes, Inc.(a) ...................................          263,100         3,478,182
Digene Corp.(a) .....................................           75,300         2,084,304
Dov Pharmaceutical, Inc.(a) .........................          144,400         2,694,504
Protein Design Labs, Inc.(a) ........................           93,500         1,889,635
Seattle Genetics, Inc.(a) ...........................          473,100         2,535,816
                                                                            ------------
                                                                              12,682,441
                                                                            ------------
BUILDING PRODUCTS -- 1.14%
American Woodmark Corp. .............................          110,300         3,310,103
Apogee Enterprises, Inc. ............................          136,300         2,094,931
                                                                            ------------
                                                                               5,405,034
                                                                            ------------
CAPITAL MARKETS -- 4.25%
Apollo Investment Corp. .............................          547,800        10,095,954
National Financial Partners Corp. ...................          256,000        10,019,840
                                                                            ------------
                                                                              20,115,794
                                                                            ------------
CHEMICALS -- 0.71%
Lubrizol Corp. ......................................           80,400         3,377,604
                                                                            ------------
COMMERCIAL BANKS -- 5.60%
Boston Private Financial Holdings, Inc. .............          252,800         6,370,560
Colonial BancGroup, Inc. ............................          265,700         5,861,342
Cullen/Frost Bankers, Inc. ..........................          158,500         7,552,525
South Financial Group, Inc. .........................          132,300         3,759,966
Trustmark Corp. .....................................          101,300         2,964,038
                                                                            ------------
                                                                              26,508,431
                                                                            ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.88%
Coinstar, Inc.(a) ...................................          235,000         5,332,150
Jackson Hewitt Tax Service, Inc. ...................           379,500         8,971,380
McGrath RentCorp. ...................................          443,300        10,506,210
School Specialty, Inc.(a) ...........................           65,800         3,059,700
                                                                            ------------
                                                                              27,869,440
                                                                            ------------
COMMUNICATIONS EQUIPMENT -- 6.77%
Black Box Corp. .....................................           60,900         2,155,860
Harris Corp. ........................................          387,900        12,106,359
Plantronics, Inc. ...................................          297,700        10,824,372
Tekelec(a) ..........................................          415,500         6,980,400
                                                                            ------------
                                                                              32,066,991
                                                                            ------------
CONTAINERS & PACKAGING -- 0.57%
Caraustar Industries, Inc.(a) .......................          257,100         2,699,550
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.65%
Lazard Ltd.(a) ......................................          102,200         2,376,150
NGP Capital Resources Co. ...........................          363,900         5,433,027
                                                                            ------------
                                                                               7,809,177
                                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.37%
NeuStar, Inc.(a) ....................................           69,400         1,776,640
                                                                            ------------
ELECTRIC UTILITIES -- 1.08%
Allete, Inc. ........................................           55,100         2,749,490
Hawaiian Electric Industries, Inc. ..................           89,100         2,388,771
                                                                            ------------
                                                                               5,138,261
                                                                            ------------
ELECTRICAL EQUIPMENT -- 2.26%
Regal-Beloit Corp. ..................................          366,700        10,692,972
                                                                            ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.17%
Methode Electronics, Inc., Class A ..................          290,200         3,444,674
Newport Corp.(a) ....................................          402,600         5,580,036
Park Electrochemical Corp. ..........................          238,000         5,997,600
                                                                            ------------
                                                                              15,022,310
                                                                            ------------
ENERGY EQUIPMENT & SERVICES -- 3.51%
Oceaneering International, Inc.(a) ..................          254,100         9,820,965
Offshore Logistics, Inc.(a) .........................          206,600         6,784,744
                                                                            ------------
                                                                              16,605,709
                                                                            ------------
FOOD PRODUCTS -- 1.03%
Hain Celestial Group, Inc.(a) .......................          251,200         4,898,400
                                                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.00%
Candela Corp.(a) ....................................          566,900         5,924,105
Cooper Cos., Inc. ...................................          112,888         6,870,364
Diagnostic Products Corp. ...........................           39,600         1,874,268
Mentor Corp. ........................................          136,300         5,653,724
Zoll Medical Corp.(a) ...............................          131,900         3,356,855
                                                                            ------------
                                                                              23,679,316
                                                                            ------------
HEALTH CARE PROVIDERS & SERVICES -- 5.48%
LifePoint Hospitals, Inc.(a) ........................          137,100         6,926,292
Molina Healthcare, Inc.(a) ..........................          117,500         5,200,550
Odyssey HealthCare, Inc.(a) .........................          449,200         6,477,464
RehabCare Group, Inc.(a) ............................          122,750         3,281,107
Renal Care Group, Inc.(a) ...........................           87,900         4,052,190
                                                                            ------------
                                                                              25,937,603
                                                                            ------------
HOUSEHOLD DURABLES -- 3.26%
Department 56, Inc.(a) ..............................          432,000         4,428,000
Ryland Group, Inc. ..................................           86,800         6,585,516
Snap-On, Inc. .......................................          129,200         4,431,560
                                                                            ------------
                                                                              15,445,076
                                                                            ------------
INSURANCE -- 2.58%
AmerUs Group Co......................................          127,100         6,107,155
Selective Insurance Group, Inc. .....................          123,600         6,124,380
                                                                            ------------
                                                                              12,231,535
                                                                            ------------
INTERNET SOFTWARE & SERVICES -- 1.01%
iVillage, Inc.(a) ...................................          296,000         1,770,080
Tumbleweed Communications Corp.(a) ..................        1,150,800         2,992,080
                                                                            ------------
                                                                               4,762,160
                                                                            ------------

--------------------------------------------------------------------------------

    UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               SHARES          VALUE
                                                              --------      ------------
IT SERVICES -- 0.47%
BearingPoint, Inc. (a) ..............................          302,000      $  2,213,660
                                                                            ------------
MACHINERY -- 2.91%
Gardner Denver, Inc.(a) .............................          228,800         8,026,304
Nordson Corp. .......................................          168,700         5,783,036
                                                                            ------------
                                                                              13,809,340
                                                                            ------------
MEDIA -- 4.13%
Advo, Inc.  .........................................          175,100         5,576,935
Radio One, Inc.(a) ..................................          383,800         4,901,126
Saga Communications, Inc., Class A(a) ...............          290,262         4,063,668
Sinclair Broadcast Group, Inc. ......................          554,600         5,035,768
                                                                            ------------
                                                                              19,577,497
                                                                            ------------
MULTI-UTILITIES & UNREGULATED POWER -- 3.21%
Equitable Resources, Inc. ...........................          145,100         9,866,800
Ultralife Batteries, Inc.(a) ........................          329,636         5,323,621
                                                                            ------------
                                                                              15,190,421
                                                                            ------------
OIL & GAS -- 0.65%
Cimarex Energy Co.(a) ...............................           79,300         3,085,563
                                                                            ------------
PERSONAL PRODUCTS -- 1.25%
Nu Skin Enterprises, Inc., Class A ..................          254,400         5,927,520
                                                                            ------------
PHARMACEUTICALS -- 1.36%
Connetics Corp.(a) ..................................          139,200         2,455,488
KV Pharmaceutical Co., Class A(a) ...................           98,050         1,642,338
Medicis Pharmaceutical Corp..........................           73,700         2,338,501
                                                                            ------------
                                                                               6,436,327
                                                                            ------------
REAL ESTATE -- 3.64%
Kilroy Realty Corp. REIT ............................           99,800         4,739,502
Parkway Properties, Inc. REIT .......................          115,600         5,781,156
Thornburg Mortgage, Inc. REIT .......................          230,900         6,726,117
                                                                            ------------
                                                                              17,246,775
                                                                            ------------
ROAD & RAIL -- 3.08%
Genesee & Wyoming, Inc.(a) ..........................          128,350         3,492,403
Landstar System, Inc.(a) ............................          189,900         5,719,788
Yellow Roadway Corp.(a) .............................          105,700         5,369,560
                                                                            ------------
                                                                              14,581,751
                                                                            ------------
SOFTWARE -- 1.82%
Mentor Graphics Corp.(a) ............................          386,800         3,964,700
Reynolds & Reynolds Co., Class A.....................          172,600         4,665,378
                                                                            ------------
                                                                               8,630,078
                                                                            ------------
SPECIALTY RETAIL -- 4.48%
Linens 'N Things, Inc.(a) ..........................           139,300         3,295,838
Party City Corp.(a) ................................           326,800         3,921,600
Rent-A-Center, Inc.(a) .............................           122,700         2,857,683
Sports Authority, Inc.(a) ..........................           246,200         7,829,160
Yankee Candle Co., Inc. ............................           103,300         3,315,930
                                                                            ------------
                                                                              21,220,211
                                                                            ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.21%
Movado Group, Inc. .................................           304,170         5,742,730
                                                                            ------------
THRIFTS & MORTGAGE FINANCE -- 2.51%
Accredited Home Lenders Holding Co.(a) .............            74,400         3,273,600
IndyMac Bancorp, Inc. ..............................            80,500         3,278,765
Ocwen Financial Corp.(a) ...........................           788,300         5,328,908
                                                                            ------------
                                                                              11,881,273
                                                                            ------------
Total U.S. Equities (Cost $408,342,108) ............                         453,041,052
                                                                            ------------
SHORT-TERM INVESTMENTS -- 4.62%
OTHER -- 4.24%
UBS Supplementary Trust -- U.S. Cash
   Management Prime Fund,
   yield of 3.28% ..................................        20,062,772        20,062,772
                                                                            ------------

                                                              FACE
                                                             AMOUNT
                                                           ----------
U.S. GOVERNMENT OBLIGATIONS -- 0.38%
U.S. Treasury Bills, yield of 2.64%
    due 07/21/05 (b) ...............................       $1,800,000          1,797,371
                                                                            ------------
Total Short-Term Investments
    (Cost $21,860,137) .............................                          21,860,143
                                                                            ------------
Total Investments -- 100.26%
    (Cost $430,202,245) ............................                         474,901,195
Liabilities, in excess of cash and
    other assets -- (0.26)% ........................                          (1,213,139)
                                                                            ------------
Net Assets -- 100.00% ..............................                        $473,688,056
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $430,202,245; and net unrealized appreciation consisted of:

Gross unrealized appreciation .......................    $ 62,037,634
Gross unrealized depreciation .......................     (17,338,684)
                                                         ------------
   Net unrealized appreciation ......................    $ 44,689,950
                                                         ============

(a)   Non-income producing security.

(b) This security was pledged to cover margin requirements for futures contracts.

REIT  Real Estate Investment Trust

--------------------------------------------------------------------------------

    UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUTURES CONTRACTS

UBS Small Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2005:

                                             EXPIRATION                      CURRENT       UNREALIZED
                                                DATE            COST          VALUE       APPRECIATION
                                           --------------    -----------   ------------  --------------
INDEX FUTURES BUY CONTRACTS:
Russell 2000, 252 contracts ..........     September 2005    $16,026,035    $16,206,120      $180,085
                                                                                             ========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2005 was $1,797,371.

--------------------------------------------------------------------------------

42                 See accompanying notes to financial statements.

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS International Equity Relationship Fund (the "Fund") returned -2.42%, versus the -0.65% return of its benchmark, the MSCI World Ex-USA (Free) Index (the "Index"). Since inception on June 26, 1998, through period end, the Fund has returned 4.67% on an annualized basis, versus the 3.29% annualized return for the Index.* (Returns over various time periods are shown on page 44; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the reporting period, we continued to adhere to our disciplined investment approach. The Fund's relative performance versus the Index was more a function of stock selection than sector or country allocations.

LIMITED OPPORTUNITIES AT THE COUNTRY LEVEL

Our research suggested that the valuation differences between international equity markets tightened over the last twelve months, providing only limited geographic opportunities. For example, our analysis concluded that the UK and continental European equity markets were very close in terms of relative attractiveness. As a result, the Fund's country allocations were driven more by stock selection opportunities than overall market value. Geographically, the Fund's largest overweights at the end of the period relative to the Index were to the Netherlands, Switzerland, and Ireland. Conversely, the Fund was underweight to Australia, Canada, and Spain.

A DIVERSIFIED PORTFOLIO LEADS TO DIVERSIFIED INVESTMENT OPPORTUNITIES

Within countries, our research indicated there were significant opportunities across industry sectors. For example, the Fund favored telecommunications services and consumer discretionary companies. In telecommunications, the Fund focused on companies with strong market positions and acceptable debt loads, such as Vodafone Group and France Telecom. In consumer discretionary, we avoided the hotels and restaurant segments to concentrate on areas where we felt there was greater potential, including auto manufacturers such as Nissan Motor Co., Ltd. and media holdings, including VNU NV.

The largest underweight positions for the reporting period were in the industrial and utility sectors. The Fund was also underweight to the energy sector, one of the top performers for the reporting period. However, the Fund's absolute performance was helped by energy stocks such as Total S.A. and Shell Transportation & Trading Co., PLC. Momentum buying in energy sector funds, along with high crude prices, drove energy prices up during the period. While inventories were tight, in our view, their levels didn't justify $60/barrel oil prices, a price that included a "fear premium" not supported by market fundamentals.

Our research led us to be underweight to the materials sector, which proved to be a sound decision as it turned out to be one of the worst-performing sectors over the six-month period. Unfortunately, disappointing results from holdings such as Alcan, Inc. and UPM- Kymmene Oyj limited the benefits of that underweight.

Strong stock selection in both healthcare and information technology also helped performance. In healthcare, Fund holdings such as Roche contributed to the Fund's return. In information technology, the Fund benefited from not only the stocks we held, but also the ones we avoided. In particular, not investing in Alcatel helped relative performance, as we watched the stock fall significantly over the period.

By the end of June 2005, the Fund had moved to a nearly neutral position versus the Index in information technology, with an overweight in semiconductors, offset by an underweight in software. Our analysts continued to monitor the technology sector carefully, as we felt valuations were becoming more attractive.

--------------------------------------------------------------------------------
* The since inception return for the Index is calculated as of June 30, 1998.

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                               6 months    1 year     3 years     5 years    Annualized
                                                ended       ended      ended       ended    06/26/98* to
                                               06/30/05    06/30/05   06/30/05    06/30/05    06/30/05
----------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND       -2.42%     12.23%     10.10%        2.52%      4.67%
----------------------------------------------------------------------------------------------------------
MSCI World Ex-USA (Free) Index                   -0.65      14.58      12.61        -0.30       3.29
----------------------------------------------------------------------------------------------------------

* Performance inception date of UBS International Equity Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 6/30/98, which is the closest month end to the inception date of the Fund.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning             Ending            Expenses Paid
                                              Account Value        Account Value        During Period*
                                             January 1, 2005       June 30, 2005        1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00            $ 975.80               $0.44
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00            1,024.56                0.45
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0900%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                          Percentage of
                                            Net Assets
-------------------------------------------------------
Vodafone Group PLC                            3.6%
Total S.A.                                    3.3
BP PLC                                        2.9
Royal Bank of Scotland Group PLC              2.5
ABN AMRO Holding NV                           2.3
Credit Suisse Group                           2.3
Roche Holding AG                              2.0
Barclays PLC                                  1.9
Bank of Ireland                               1.9
Tesco PLC                                     1.8
-------------------------------------------------------
Total                                        24.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
----------------------------------------------------------------

INTERNATIONAL EQUITIES
   Air Freight & Logistics .......................        1.26%
   Airlines ......................................        0.57
   Auto Components................................        1.33
   Automobiles ...................................        2.20
   Beverages .....................................        2.83
   Biotechnology..................................        0.61
   Capital Markets................................        2.57
   Chemicals .....................................        2.12
   Commercial Banks...............................       17.41
   Commercial Services & Supplies.................        1.12
   Communications Equipment ......................        1.57
   Construction & Engineering.....................        0.26
   Construction Materials ........................        1.66
   Consumer Finance...............................        0.53
   Diversified Financial Services  ...............        0.93
   Diversified Telecommunication Services ........        5.29
   Electric Utilities ............................        1.90
   Electronic Equipment & Instruments.............        1.36
   Food & Staples Retailing ......................        2.97
   Food Products .................................        0.90
   Health Care Equipment & Supplies...............        0.48
   Health Care Providers & Services ..............        0.65
   Household Durables ............................        2.25
   Household Products.............................        0.69
   Insurance......................................        5.67
   Internet & Catalog Retail......................        0.55
   Leisure Equipment & Products ..................        0.87
   Machinery......................................        0.79
   Marine ........................................        0.25
   Media .........................................        2.42
   Metals & Mining ...............................        0.69
   Multiline Retail ..............................        0.42
   Office Electronics.............................        1.16
   Oil & Gas......................................        8.97
   Paper & Forest Products........................        1.31
   Pharmaceuticals................................        5.42
   Real Estate....................................        1.79
   Road & Rail ...................................        1.06
   Semiconductors & Semiconductor Equipment ......        1.92
   Specialty Retail ..............................        2.15
   Textiles, Apparel & Luxury Goods...............        0.98
   Tobacco........................................        1.09
   Trading Companies & Distributors ..............        1.28
   Wireless Telecommunication Services............        6.59
                                                        ------
      Total International Equities................       98.84
SHORT-TERM INVESTMENT ............................        0.28
                                                        ------
   TOTAL INVESTMENTS .............................       99.12
CASH AND OTHER ASSETS, LESS LIABILITIES...........        0.88
                                                        ------
NET ASSETS .......................................      100.00%
                                                        ======

--------------------------------------------------------------------------------

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                              SHARES            VALUE
                                                             ---------      ------------
INTERNATIONAL EQUITIES -- 98.84%
AUSTRALIA -- 3.20%
Australia & New Zealand Banking Group Ltd. ..........          135,725      $  2,250,176
National Australia Bank Ltd. ........................          109,709         2,572,326
Qantas Airways Ltd. .................................          701,779         1,802,718
QBE Insurance Group Ltd. ............................          284,344         3,474,362
                                                                            ------------
                                                                              10,099,582
                                                                            ------------
AUSTRIA -- 1.00%
Telekom Austria AG ..................................          162,946         3,170,138
                                                                            ------------
BELGIUM -- 1.65%
Fortis ..............................................           71,713         1,992,504
KBC Groep NV S.A. ...................................           24,809         1,961,286
Solvay S.A. .........................................           12,172         1,251,826
                                                                            ------------
                                                                               5,205,616
                                                                            ------------
CANADA -- 4.48%
Alcan, Inc. .........................................           72,160         2,166,921
Bank of Nova Scotia..................................           60,000         1,985,957
Canadian National Railway Co.........................           23,100         1,333,040
Canadian Tire Corp. Ltd. ............................           28,400         1,312,874
Cott Corp.(a) .......................................           63,700         1,388,107
Magna International, Inc., Class A ..................           18,900         1,328,000
Petro-Canada.........................................           37,800         2,461,259
Shoppers Drug Mart Corp. ............................           62,400         2,165,251
                                                                            ------------
                                                                              14,141,409
                                                                            ------------
DENMARK -- 0.25%
A.P. Moller - Maersk A/S.............................               83           792,878
                                                                            ------------
FINLAND -- 2.50%
Nokia Oyj  ..........................................          295,664         4,957,547
UPM-Kymmene Oyj .....................................          152,574         2,931,406
                                                                            ------------
                                                                               7,888,953
                                                                            ------------
FRANCE -- 9.31%
BNP Paribas .........................................           45,392         3,115,882
Christian Dior S.A. .................................            9,264           718,911
France Telecom S.A. (b)..............................          177,837         5,201,609
LVMH Moet Hennessy Louis Vuitton S.A. ...............           16,765         1,296,949
Pernod-Ricard S.A. ..................................            6,678         1,067,183
Sanofi-Aventis S.A. .................................           64,703         5,318,789
Total S.A. ..........................................           44,900        10,561,795
Unibail .............................................           16,427         2,110,048
                                                                            ------------
                                                                              29,391,166
                                                                            ------------
GERMANY -- 4.53%
Bayerische Motoren Werke AG  ........................           35,646         1,628,231
Deutsche Postbank AG  ...............................           36,080         1,776,476
Deutsche Telekom AG .................................          162,189         3,004,218
E.ON AG .............................................           48,213         4,300,633
Fresenius Medical Care AG  ..........................           23,962         2,050,108
Hannover Rueckversicherung AG .......................           25,356           959,289
Premiere AG(a) ......................................           16,859           583,736
                                                                            ------------
                                                                              14,302,691
                                                                            ------------
HONG KONG -- 1.69%
Esprit Holdings Ltd. ................................          224,500         1,624,551
Hutchison Telecommunications
  International Ltd.(a) .............................        1,005,000           995,523
Sun Hung Kai Properties Ltd. ........................          165,000         1,629,135
Yue Yuen Industrial Holdings ........................          350,000         1,071,617
                                                                            ------------
                                                                               5,320,826
                                                                            ------------
IRELAND -- 2.75%
Bank of Ireland .....................................          369,685         6,006,244
CRH PLC .............................................          100,459         2,669,574
                                                                            ------------
                                                                               8,675,818
                                                                            ------------
ITALY -- 2.00%
ENI SpA .............................................           98,842         2,550,020
UniCredito Italiano SpA .............................          712,859         3,769,252
                                                                            ------------
                                                                               6,319,272
                                                                            ------------
JAPAN -- 20.68%
Aeon Co., Ltd. ......................................           97,500         1,487,885
Asahi Breweries, Ltd. ...............................          129,700         1,547,364
Bank of Yokohama, Ltd. ..............................          379,000         2,192,392
Bridgestone Co.......................................            7,000           134,870
Canon, Inc. .........................................           69,600         3,668,117
East Japan Railway Co................................              391         2,011,281
Fast Retailing Co., Ltd. ............................           16,500           857,684
Fuji Photo Film Co., Ltd. ...........................           49,000         1,578,648
Funai Electric Co., Ltd. ............................           14,400         1,478,856
Honda Motor Co., Ltd. ...............................           41,700         2,058,469
Kao Corp. ...........................................           93,000         2,194,703
KDDI Corp. ..........................................              337         1,560,157
Meitec Corp. ........................................           18,500           569,308
Mitsubishi Corp. ....................................          169,000         2,299,901
Mitsui Fudosan Co., Ltd. ............................          170,000         1,910,026
Mitsui Sumitomo Insurance Co., Ltd. .................          177,000         1,595,731
Murata Manufacturing Co., Ltd. ......................           29,600         1,509,250
NEC Electronics Corp. ...............................           14,700           663,298
NGK Spark Plug Co., Ltd. ............................           88,000         1,015,721
Nippon Paper Group, Inc. ............................              326         1,197,383
Nissan Motor Co., Ltd. ..............................          328,700         3,257,040
Nitto Denko Corp. ...................................           51,700         2,967,349
NOK Corp. ...........................................           61,100         1,709,322
Nomura Holdings, Inc. ...............................           76,700           918,517
NTN Corp. ...........................................          178,000           957,387
NTT DoCoMo, Inc. ....................................            2,063         3,053,262
Rohm Co., Ltd. ......................................           34,000         3,283,097
Sekisui House Ltd. ..................................          192,000         1,942,352
Shin-Etsu Chemical Co., Ltd. ........................           65,100         2,473,342
SKY Perfect Communications, Inc. ....................              463           349,308
Sompo Japan Insurance, Inc. .........................          267,000         2,698,673
Sumitomo Mitsui Financial Group, Inc. ...............              434         2,937,460
Sumitomo Trust & Banking Co., Ltd. ..................          236,000         1,437,596
Takefuji Corp. ......................................           24,570         1,662,982
Tokyo Gas Co., Ltd. .................................          356,000         1,333,273
Yamaha Corp. ........................................           74,300         1,159,995
Yokogawa Electric Corp.  ............................          129,300         1,599,768
                                                                            ------------
                                                                              65,271,767
                                                                            ------------
NETHERLANDS -- 7.15%
ABN AMRO Holding NV..................................          297,672         7,333,664
ASML Holding NV(a) ..................................          134,478         2,119,731
Heineken NV .........................................            2,704            83,608
Koninklijke (Royal) Philips Electronics NV ..........           70,552         1,785,148
Reed Elsevier NV.....................................          138,628         1,933,401
Royal KPN NV.........................................          235,845         1,981,549
TNT NV ..............................................          157,158         3,986,017
VNU NV...............................................          119,543         3,338,800
                                                                            ------------
                                                                              22,561,918
                                                                            ------------
NORWAY -- 0.60%
Telenor ASA .........................................          234,600         1,874,920
                                                                            ------------

--------------------------------------------------------------------------------

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               SHARES          VALUE
                                                             ---------      ------------
SINGAPORE -- 0.39%
DBS Group Holdings Ltd. .............................          145,000      $  1,228,886
                                                                            ------------
SPAIN -- 0.72%
Repsol YPF S.A. .....................................           89,028         2,280,662
                                                                            ------------
SWEDEN -- 1.10%
Electrolux AB, B Shares. ............................           89,300         1,904,027
Sandvik AB ..........................................           41,800         1,554,998
                                                                            ------------
                                                                               3,459,025
                                                                            ------------
SWITZERLAND -- 10.25%
Actelion NV(a) ......................................           17,209         1,787,931
Adecco S.A. .........................................           45,275         2,063,898
Credit Suisse Group(b) ..............................          182,620         7,205,871
Holcim Ltd. .........................................           42,201         2,569,415
Nestle S.A. .........................................           11,107         2,843,725
Novartis AG .........................................           80,099         3,817,067
Roche Holding AG ....................................           50,405         6,381,774
Serono S.A. .........................................              236           150,873
Straumann Holding AG ................................            7,123         1,484,537
Swiss Reinsurance Co. ...............................           65,877         4,052,071
                                                                            ------------
                                                                              32,357,162
                                                                            ------------
UNITED KINGDOM -- 24.59%
AstraZeneca PLC .....................................           38,621         1,599,818
Balfour Beatty PLC ..................................          137,574           815,611
Barclays PLC ........................................          604,697         6,021,004
BP PLC ..............................................          878,254         9,146,255
Collins Stewart Tullett PLC .........................          119,094           953,677
Diageo PLC ..........................................          328,945         4,852,552
Electrocomponents PLC ...............................          272,540         1,174,877
Gallaher Group PLC ..................................          230,703         3,428,111
GUS PLC .............................................          109,760         1,732,290
HBOS PLC ............................................          157,774         2,433,511
Kesa Electricals PLC ................................          295,849         1,482,173
Kingfisher PLC ......................................          640,628         2,824,802
O2 PLC(a) ...........................................        1,572,707         3,840,886
Prudential PLC ......................................          574,121         5,106,825
Rentokil Initial PLC ................................          311,486           891,921
Royal Bank of Scotland Group PLC ....................          262,487         7,932,543
Scottish & Southern Energy PLC ......................           93,615         1,699,816
Taylor Nelson Sofres PLC ............................          372,082         1,458,928
Tesco PLC ...........................................          999,982         5,713,332
Vodafone Group PLC ..................................        4,658,602        11,356,423
Wolseley PLC ........................................           82,192         1,729,596
WPP Group PLC .......................................          140,285         1,444,602
                                                                            ------------
                                                                              77,639,553
                                                                            ------------
Total International Equities
    (Cost $306,923,493) .............................                        311,982,242
                                                                            ------------
SHORT-TERM INVESTMENT -- 0.28%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $891,855) ..................          891,855           891,855
                                                                            ------------
Total Investments -- 99.12%
    (Cost $307,815,348) .............................                        312,874,097
Cash and other assets, less liabilities -- 0.88% ....                          2,787,021
                                                                            ------------
Net Assets -- 100.00% ...............................                       $315,661,118
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

    Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $307,815,348; and net unrealized appreciation consisted of:

Gross unrealized appreciation .......................    $12,976,651
Gross unrealized depreciation .......................     (7,917,902)
                                                         -----------
   Net unrealized appreciation ......................    $ 5,058,749
                                                         ===========

(a) Non-income producing security.

(b) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.

--------------------------------------------------------------------------------

    UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
    UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                             UNREALIZED
                                          CONTRACTS         IN EXCHANGE         MATURITY    APPRECIATION/
                                         TO DELIVER             FOR               DATE     (DEPRECIATION)
                                         -----------      -----------------     ---------  --------------
Australian Dollar .................        5,550,000      USD     4,180,538      12/05/05       $ (15,096)
British Pound .....................        9,700,000      USD    17,647,841      12/05/05         325,581
British Pound .....................        2,740,000      USD     4,973,549      12/05/05          80,457
Euro ..............................        5,300,000      USD     6,729,463      12/05/05         270,353
Euro ..............................        1,530,000      USD     1,853,916      12/05/05         (10,695)
Euro ..............................        2,425,000      USD     2,951,201      12/05/05          (4,147)
Japanese Yen ......................      207,900,000      USD     1,960,415      12/05/05          54,888
Japanese Yen ......................      194,500,000      USD     1,856,022      12/05/05          73,315
Swiss Franc .......................       12,300,000      USD    10,175,381      12/05/05         454,011
Swiss Franc .......................        2,600,000      USD     2,102,743      12/05/05          47,820
United States Dollar ..............        5,603,520      CAD     7,055,000      12/05/05         180,271
United States Dollar ..............        1,807,024      DKK    10,600,000      12/05/05         (73,582)
United States Dollar ..............        1,650,194      EUR     1,335,000      12/05/05         (23,229)
United States Dollar ..............        2,273,307      GBP     1,255,000      12/05/05         (32,128)
United States Dollar ..............        7,135,560      JPY   754,300,000      12/05/05        (221,955)
United States Dollar ..............        2,167,235      JPY   236,700,000      12/05/05           2,260
United States Dollar ..............       11,280,880      SEK    81,510,000      12/05/05        (748,807)
United States Dollar ..............        1,838,021      SEK    13,560,000      12/05/05         (85,906)
United States Dollar ..............        6,385,997      SEK    47,720,000      12/05/05        (219,998)
United States Dollar ..............        6,143,365      SGD    10,100,000      12/05/05        (115,936)
United States Dollar ..............        1,692,719      SGD     2,835,000      12/05/05            (861)
                                                                                                ---------
   Total net unrealized depreciation
      on forward foreign currency
      contracts ...................                                                             $ (63,384)
                                                                                                =========

Currency Type Abbreviation

CAD   Canadian Dollar

DKK   Danish Krone

EUR   Euro

GBP   British Pound

JPY   Japanese Yen

SEK   Swedish Krona

SGD   Singapore Dollar

USD   United States Dollar

--------------------------------------------------------------------------------

           See accompanying notes to financial statements.                    49

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Emerging Markets Equity Relationship Fund (the "Fund") returned 7.05%, versus the 6.26% return of its benchmark, the MSCI Emerging Markets (Free) Index (the "Index"). Since inception on June 30,1995, through period end, the Fund has returned 5.44% on an annualized basis, versus the 4.28% annualized return of the Index. (Returns over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance during the reporting period was primarily due to strong stock selection, which drove sector and country allocations.

COUNTRY ALLOCATION HAS LITTLE IMPACT ON PERFORMANCE

Emerging market equities continued to post solid returns for the six months ended June 30, 2005. In our view, this occurred despite increasing investor concern over rising interest rates, high oil prices and geopolitical instability. In this environment, we maintained our focus on bottom-up, stock-specific research, rather than letting macroeconomic factors drive the portfolio. As a result, country allocations had less impact on performance than security selection.

Geographically, the Fund's largest overweight position during the reporting period relative to the Index was to Brazil. This exposure helped relative performance, as the country's stock market delivered solid returns, as did strong individual selections within Brazilian stocks. An overweight to Taiwan also aided the Fund. Conversely, the Fund's slight overweight to South Africa was a drag on relative performance, as the market posted disappointing results during the reporting period.

STOCK SELECTION OVERRIDES SECTOR POSITIONING IN A CHANGING MARKET ENVIRONMENT

The Fund's largest overweight positions were to the financials and telecommunications services sectors. The financials position helped Fund performance over the period, while the overweight to telecommunications services proved to be a drag on relative performance. However, sound stock selection within telecommunications helped lessen the impact of that sector weighting. Conversely, the Fund was significantly underweighted to the materials sector during the reporting period. This benefited relative performance as the sector underperformed the overall market.

More important than sector weightings, however, was stock selection, as evidenced by the Fund's positions in the information technology and consumer discretionary sectors. The Fund had an almost neutral exposure to both of these sectors during the reporting period, but strong stock selection within these sectors added significantly to relative performance. For example, in information technology, Fund holding Taiwan Semiconductors Manufacturing Co., Ltd. was one of the top five Fund performers for the period. Similarly, the Fund benefited from greater-than-Index exposure to strong performers Banco Bradesco S.A. Preferred, a private Brazilian bank in the financials sector, and Petrol Brasileiros.

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                   6 months    1 year     3 years    5 years    Annualized
                                                     ended      ended      ended      ended    06/30/95* to
                                                   06/30/05   06/30/05   06/30/05   06/30/05    06/30/05
-----------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND**      7.05%      37.74%     25.51%     9.57%       5.44%
-----------------------------------------------------------------------------------------------------------
UBS Emerging Markets Equity Relationship Fund***     6.25       36.71      25.19      9.41        5.36
-----------------------------------------------------------------------------------------------------------
MSCI Emerging Markets (Free) Index                   6.26       34.89      24.42      7.68        4.28

*   Performance inception date of UBS Emerging Markets Equity Relationship Fund.

** Total Return based on NAV - Does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

*** Standardized total return - Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning             Ending            Expenses Paid
                                              Account Value        Account Value        During Period*
                                             January 1, 2005       June 30, 2005        1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00           $1,070.50               $1.56
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00            1,023.28                1.53
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.3045%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                                           Percentage of
                                                            Net Assets
------------------------------------------------------------------------
Petroleo Brasileiro S.A., Preferred                             4.7%
Samsung Electronics Co., Ltd.                                   4.6
Taiwan Semiconductor Manufacturing Co., Ltd.                    3.4
Kookmin Bank                                                    2.8
MTN Group Ltd.                                                  2.6
OTP Bank Rt.                                                    2.4
Standard Bank Group Ltd.                                        2.3
Tele Norte Leste Participacoes S.A., ADR                        2.2
LUKOIL, ADR                                                     2.0
Hyundai Motor Co., Ltd., Preferred                              1.8
------------------------------------------------------------------------
Total                                                          28.8%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
------------------------------------------------------------------------

INTERNATIONAL EQUITIES
    Airlines ............................................      0.26%
    Auto Components .....................................      0.56
    Automobiles .........................................      2.89
    Beverages ...........................................      2.25
    Capital Markets .....................................      0.71
    Chemicals ...........................................      2.67
    Commercial Banks ....................................     17.38
    Computers & Peripherals .............................      1.15
    Construction & Engineering ..........................      0.47
    Construction Materials ..............................      1.05
    Diversified Financial Services ......................      4.13
    Diversified Telecommunication Services ..............      7.29
    Electric Utilities ..................................      2.79
    Electronic Equipment & Instruments ..................      2.80
    Electronic Equipment & Manufacturers ................      1.08
    Energy Equipment & Services .........................      0.49
    Food & Staples Retailing ............................      0.38
    Hotels, Restaurants & Leisure .......................      1.50
    Household Durables ..................................      0.23
    Industrial Conglomerates ............................      0.64
    Insurance ...........................................      2.00
    IT Services .........................................      0.98
    Leisure Equipment & Products ........................      0.15
    Machinery ...........................................      0.19
    Media ...............................................      0.40
    Metals & Mining .....................................      5.19
    Multiline Retail ....................................      0.63
    Oil & Gas ...........................................     14.39
    Paper & Forest Products .............................      0.33
    Pharmaceuticals .....................................      1.48
    Semiconductors & Semiconductor Equipment ............     12.30
    Software ............................................      0.47
    Specialty Retail ....................................      0.72
    Textiles, Apparel & Luxury Goods ....................      0.16
    Tobacco .............................................      0.70
    Transportation Infrastructure .......................      0.15
    Wireless Telecommunication Services .................      5.73
                                                             ------
        Total International Equities                          96.69
INVESTMENT COMPANY ......................................      0.25
SHORT-TERM INVESTMENT ...................................      1.00
                                                             ------
        TOTAL INVESTMENTS ...............................     97.94
CASH AND OTHER ASSETS, LESS LIABILITIES .................      2.06
                                                             ------
NET ASSETS ..............................................    100.00%
                                                             ======

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES               VALUE
                                                       ------------        --------------
INTERNATIONAL EQUITIES -- 96.69%
ARGENTINA -- 0.49%
Tenaris S.A. ADR ................................            39,900        $    3,122,973
                                                                           --------------
BRAZIL -- 14.51%
Banco Bradesco S.A., Preferred ..................           227,789             8,007,099
Banco Itau Holding Financeira S.A.,
    Preferred ...................................            37,300             6,858,998
Caemi Mineracao e Metalurgica S.A.,
    Preferred ...................................         5,941,000             5,534,703
Cia de Bebidas das Americas, ADR ................             2,260                57,540
Cia de Bebidas das Americas, ADR ................            11,300               349,170
Cia de Bebidas das Americas,
    Preferred, ADR ..............................           201,000             6,210,900
Cia de Bedidas das Americas, ADR ................            40,200             1,023,492
Cia Energetica de Minas Gerais, Preferred .......       249,967,802             7,854,165
Cia Siderurgica Nacional S.A. ...................           123,000             1,984,459
Cia Vale do Rio Doce, Preferred,
    Series A (a)(b)(c) ..........................            23,646                     0
Petroleo Brasileiro S.A. ........................            64,592             3,326,016
Petroleo Brasileiro S.A., Preferred .............           661,671            30,148,549
Tele Norte Leste Participacoes S.A., ADR ........           846,035            14,086,483
Usinas Siderurgicas de Minas Gerais S.A.
    Preferred ...................................           302,678             4,921,802
Votorantim Celulose e Papel S.A. ADR ............           172,050             2,081,805
                                                                           --------------
                                                                               92,445,181
                                                                           --------------
CHINA -- 2.70%
China Petroleum & Chemical Corp. ................        15,044,000             5,902,795
China TechFaith Wireless Communication
    Technology Ltd., ADR (a) ....................            41,800               680,086
China Telecom Corp., Ltd. .......................        14,382,000             5,180,502
Huadian Power International Corp., Ltd. .........         5,920,000             1,675,479
Shanghai Electric Group Corp. (a) ...............        11,954,800             2,706,759
Weiqiao Textile Co. .............................           742,000             1,045,232
                                                                           --------------
                                                                               17,190,853
                                                                           --------------
CZECH REPUBLIC -- 0.57%
CEZ..............................................           191,445             3,629,910
                                                                           --------------
HONG KONG -- 2.29%
China Merchants Holdings
    International Co., Ltd. .....................         1,430,000             2,777,842
China Netcom Group Corp.
    Hong Kong Ltd. ..............................         1,781,000             2,589,029
China Unicom Ltd. ...............................         3,134,000             2,640,796
CNOOC Ltd. ......................................        10,997,000             6,578,423
                                                                           --------------
                                                                               14,586,090
                                                                           --------------
HUNGARY -- 3.24%
Mol Magyar Olaj-es Gazipari Rt. .................            67,021             5,629,040
OTP Bank Rt. ....................................           443,542            15,046,756
                                                                           --------------
                                                                               20,675,796
                                                                           --------------
INDIA -- 8.43%
Bharat Heavy Electricals Ltd.
    Participation Certificates - Citigroup
    Global Markets Holdings, Inc. (a)(c) ........           142,695             2,848,485
Dr. Reddys Laboratories Ltd.
    Participation Certificates - Deutsche Bank
    AG 144A (a)(c) ..............................            63,300             1,095,596
EIH Ltd. ........................................                12                    97
GAIL India Ltd. Participation Certificates -
    Citigroup Global Markets Holdings, Inc.,
    144A (a)(c) .................................           405,900             2,124,720
Hindustan Lever Ltd. ............................             4,855                18,268
ICICI Bank Ltd. Participation Certificates -
    Citigroup Global Markets Holdings,
    Inc. (a)(c) .................................           893,500             8,749,025
ICICI Bank Ltd. Participation Certificates -
    JP Morgan International Derivatives
    Ltd. (a)(c) .................................           102,300             1,001,707
ICICI Bank Ltd. Participation Certificates -
    Merrill Lynch International & Co. (a)(c) ...             44,588               436,599
Indian Oil & Natural Gas Corp., Ltd.
     Participation Certificates - Citigroup
    Global Markets Holdings, Inc. (a)(c) ........           196,600             4,615,443
Indian Oil & Natural Gas Corp., Ltd.
    Participation Certificates - Morgan
    Stanley (a)(c) ..............................           161,300             3,624,734
Indian Oil Corp., Ltd. Participation
    Certificates - Citigroup Global Markets
    Holdings, Inc. (a)(c) .......................           288,200             2,806,437
Infosys Technology Ltd. ADR .....................            80,700             6,251,829
ITC Ltd. ........................................           117,698             4,464,836
Larsen & Toubro Ltd. ............................           164,514             4,290,493
Reliance Industries Citigroup Ltd.
    Participation Certificates - Citigroup
    Global Markets Holdings, Inc. 144A (a)(c)               371,178             5,485,290
Tata Consultancy Services Ltd. Participation
    Certificates - Citigroup Global
    Markets Holdings, Inc., 144A (a)(c) .........           103,400             3,214,960
Tata Motors Ltd. ADR (c) ........................           129,734             1,238,960
UTI Bank Ltd. GDR, 144A (a) .....................           255,530             1,452,484
                                                                           --------------
                                                                               53,719,963
                                                                           --------------
INDONESIA -- 3.08%
PT Astra International ..........................         3,533,076             4,597,343
PT Bank Rakyat ..................................        19,282,500             5,729,431
PT Indosat ......................................        12,174,500             6,860,630
PT Telekomunikasi ...............................         4,772,900             2,445,133
                                                                           --------------
                                                                               19,632,537
                                                                           --------------
ISRAEL -- 1.77%
Check Point Software
    Technologies Ltd. (a) .......................            44,150               874,170
Makhteshim-Agan Industries Ltd. .................           174,857               955,987
Teva Pharmaceutical
    Industries Ltd., ADR ........................           303,120             9,439,157
                                                                           --------------
                                                                               11,269,314
                                                                           --------------
KOREA -- 15.14%
Daelim Industrial Co. ...........................            55,420             2,970,748
Daishin Securities Co., Ltd., Preferred .........           247,270             2,392,549
Hynix Semiconductor, Inc. (a) ...................            78,410             1,289,763
Hyundai Department Store Co., Ltd. ..............            70,310             3,251,880
Hyundai Mobis ...................................            52,780             3,549,308
Hyundai Motor Co., Ltd. .........................            42,638             2,372,216
Hyundai Motor Co., Ltd., Preferred ..............           320,500            11,474,117
Kookmin Bank ....................................           385,556            17,552,404
Korean Reinsurance Co. ..........................           409,180             2,573,459
LG Chem Ltd. ....................................           112,678             4,121,169
NCSoft Corp. (a) ................................            28,600             2,130,818
POSCO ...........................................            33,927             5,990,980

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES               VALUE
                                                       ------------        --------------
Samsung Electronics Co., Ltd. ...................            61,463         $  29,378,541
Samsung Electronics Co., Ltd., Preferred ........            13,528             4,443,886
Sejong Securities Co., Ltd.(b)(c) ...............       726,000,000                     0
SK Telecom Co., Ltd., ADR .......................           145,944             2,977,258
                                                                            -------------
                                                                               96,469,096
                                                                            -------------
MALAYSIA -- 2.81%
Aminvestment Group Bhd (a) ......................           324,509               140,051
AMMB Holdings Bhd ...............................         2,815,000             1,859,382
Commerce Asset Holdings Bhd .....................         1,289,600             1,713,811
Genting Bhd .....................................           825,000             4,103,289
Malakoff Bhd ....................................           942,000             1,884,000
Resorts World Bhd ...............................           639,600             1,599,000
Tanjong PLC .....................................         1,123,100             3,871,740
Telekom Bhd .....................................         1,051,700             2,767,632
                                                                            -------------
                                                                               17,938,905
                                                                            -------------
MEXICO -- 4.37%
America Movil S.A. de C.V., Series L ............         1,702,144             5,068,348
Cemex S.A. de C.V. CPO ..........................         1,086,166             4,604,448
Consorcio ARA S.A. de C.V. ......................           417,981             1,442,330
Fomento Economico Mexicano S.A. de C.V. .........         1,124,300             6,696,533
Grupo Financiero Banorte S.A. de C.V. ...........           345,200             2,273,496
Telefonos de Mexico S.A. de C.V., Series L ......           747,088               705,480
Telefonos de Mexico S.A. de C.V.,
    Series L, ADR ...............................           374,100             7,066,749
                                                                            -------------
                                                                               27,857,384
                                                                            -------------
PHILIPPINES -- 0.24%
SM Investments Corp. ............................           330,100             1,505,150
                                                                            -------------
POLAND -- 0.25%
Polski Koncern Naftowy Orlen S.A. ...............           103,957             1,568,387
                                                                            -------------
RUSSIA -- 4.74%
AFK Sistema , GDR, 144A (a) .....................           291,567             4,781,699
LUKOIL, ADR .....................................           342,844            12,650,943
MMC Norilsk Nickel ADR ..........................            46,600             2,823,960
Surgutneftegaz, Preferred .......................         1,512,087               865,670
Surgutneftegaz, Preferred ADR ...................            93,779             5,368,848
Vimpel-Communications, ADR (a) ..................           109,400             3,722,882
                                                                            -------------
                                                                               30,214,002
                                                                            -------------
SOUTH AFRICA -- 9.29%
ABSA Group Ltd. .................................            74,173               916,708
Bidvest Group Ltd. ..............................           120,945             1,317,525
Edgars Consolidated Stores Ltd. .................            53,792             2,337,100
Gold Fields Ltd. ................................           221,106             2,524,597
Impala Platinum Holdings Ltd.. ..................            71,261             6,374,745
Imperial Holdings Ltd. (a) ......................            63,298               970,291
JD Group Ltd. ...................................           235,158             2,262,202
Lereko Mobility Proprietary Ltd. (a) ............             4,947                24,625
Massmart Holdings Ltd. ..........................           357,877             2,400,808
MTN Group Ltd. ..................................         2,461,173            16,318,942
Naspers Ltd. ....................................           206,447             2,567,576
Sanlam Ltd. .....................................         3,699,508             6,508,017
Standard Bank Group Ltd. ........................         1,518,800            14,713,151
                                                                            -------------
                                                                               59,236,287
                                                                            -------------
TAIWAN -- 16.72%
Acer, Inc. ......................................           766,000             1,514,289
AU Optronics Corp., ADR (a) .....................           229,000             3,879,260
Cathay Financial Holding Co., Ltd. ..............         1,805,000             3,642,486
Cathay Financial Holding Co., Ltd.
    Participation Certificates - Salomon
    Smith (a)(c) ................................         1,400,700             2,791,165
Chi Mei Optoelectronics Corp. ...................         1,661,000             2,590,100
China Steel Corp. ...............................         2,872,220             2,907,151
Chinatrust Financial Holding Co. ................         9,363,797            10,218,121
Delta Electronics, Inc. .........................           862,786             1,341,302
Delta Electronics, Inc. Participation
    Certificates - Citigroup Global Markets
    Holdings, Inc. (a)(c) .......................           364,631               566,862
Delta Electronics, Inc. Participation
    Certificates - Citigroup Global Markets
    Holdings, Inc. (a)(c) .......................           640,746               996,115
Far EasTone Telecommunications
    Co., Ltd. GDR, 144A .........................           141,882             2,726,305
Formosa Chemicals & Fibre Corp. (a) .............         2,168,000             4,217,298
Foxconn Technology Co., Ltd. (a) ................           238,000               899,590
Giant Manufacturing Co., Ltd. ...................           610,000               985,940
HON HAI Precision Industry ......................         1,597,000             8,309,421
LITE-ON IT Corp. ................................           207,000               384,334
Lite-On Technology Corp. ........................         3,920,300             4,513,575
MediaTek, Inc. ..................................           713,236             6,192,636
Novatek Microelectronics Corp. Ltd. .............           252,000             1,080,040
Powerchip Semiconductor Corp. ...................         2,552,775             1,800,600
Siliconware Precision Industries Co. ............         5,022,300             4,956,296
Synnex Technology International Corp. ......              1,864,000             2,717,983
Taiwan Fertilizer Co., Ltd. .....................         4,519,000             5,981,881
Taiwan Semiconductor
    Manufacturing Co., Ltd. .....................        12,522,150            21,823,804
United Microelectronics Corp. (a) ...............        10,195,000             7,416,773
Yuanta Core Pacific Securities Co. ..............         2,915,641             2,157,992
                                                                            -------------
                                                                              106,611,319
                                                                            -------------
THAILAND -- 2.67%
Bangkok Bank PCL ................................         1,312,200             3,429,758
CP Seven Eleven PCL .............................         5,518,500               754,587
Kasikornbank PCL NVDR ...........................           173,600               231,074
Kasikornbank PCL ................................         1,260,300             1,738,555
Krung Thai Bank PCL .............................         5,452,600             1,227,231
PTT PCL .........................................           474,900             2,505,523
Siam Cement PCL .................................           358,000             2,096,709
TelecomAsia Corp. PCL (a)(b)(c) .................           216,818                     0
Thai Airways International PCL ..................         1,695,500             1,631,077
Thai Oil PCL ....................................         2,228,100             3,424,113
                                                                            -------------
                                                                               17,038,627
                                                                            -------------
TURKEY -- 3.38%
Akbank TAS ......................................         1,759,659            10,145,544
Petkim Petrokimya Holding (a) ...................           402,784             1,764,348
Turkcell Iletisim Hizmet AS .....................           475,709             2,350,940
Turkiye Garanti Bankasi AS (a) ..................         1,693,022             7,289,312
                                                                            -------------
                                                                               21,550,144
                                                                            -------------
Total International Equities
    (Cost $507,361,967) .........................                             616,261,918
                                                                            -------------
INVESTMENT COMPANY -- 0.25%
Thailand -- 0.25%
Arisaig Asean Fund Ltd. (a)
    (Cost $684,021) .............................            62,708             1,589,648
                                                                            -------------

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES               VALUE
                                                       ------------        --------------
SHORT TERM INVESTMENT -- 1.00%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $6,352,675) ............         6,352,675          $  6,352,675
                                                                             ------------
Total Investments -- 97.94%
    (Cost $514,398,663) .........................                             624,204,241
Cash and other assets,
    less liabilities -- 2.06% ...................                              13,128,098
                                                                             ------------
Net Assets -- 100.00% ...........................                            $637,332,339
                                                                             ============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $514,398,663; and net unrealized appreciation consisted of:

Gross unrealized appreciation .............................      $116,295,440
Gross unrealized depreciation .............................        (6,489,862)
                                                                 ------------
    Net unrealized appreciation ...........................      $109,805,578
                                                                 ============

(a)      Non-income producing security.

(b) Security is illiquid. These securities amounted to $0 or 0.00% of net assets.

(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2005, the value of these securities amounted to $41,596,098 or 6.53% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted $20,881,054 or 3.28% of net assets.

ADR      American Depositary Receipt.

Bhd      Berhad.

GDR      Global Depositary Receipt.

NVDR     Non Voting Depository Receipt.

--------------------------------------------------------------------------------

56               See accompanying notes to financial statements.

    UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS U.S. Cash Management Prime Relationship Fund (the "Fund") returned 1.35%. Over the same period, the Fund's benchmark, the Citigroup 1-Month Treasury Bill Rate, returned 1.19%.

THE FEDERAL RESERVE BOARD CONTINUES RAISING RATES

The US economy faced a number of challenges during the reporting period, including record high energy prices, rising short-term interest rates, a mixed job market and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a solid 3.8% gain in the fourth quarter of 2004, gross domestic product (GDP) growth was again 3.8% in the first quarter of 2005. Advance estimates for second quarter GDP growth were 3.4%, a slight decline.

As expected, the Federal Reserve Board (the "Fed") continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation. After five rate hikes from June 2004 through December 2004, the Fed again increased its fed funds target four additional times during the reporting period. The Fed's nine rate hikes have driven the target for the federal funds rate from 1.00% to 3.25%.

Coinciding with its last rate hike in June 2005, the Fed said, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually. Pressures on inflation have stayed elevated, but longer-term inflation expectations remain well contained." The Fed also said it expected to raise rates at a "measured" pace.

ACTIVE PORTFOLIO MANAGEMENT BOOSTS YIELDS

Early in the period, we employed a "barbell" strategy by purchasing securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to one year, were used to lock in higher rates, while our shorter-term securities, with maturities of one month or less, provided liquidity and gave us the ability to reinvest at higher yields as the Fed increased interest rates.

However, as the period progressed, we let the portfolio's weighted average maturity drift shorter, in order to take advantage of the rising rate environment. In particular, we targeted securities maturing around the dates of the Fed meetings in order to maximize our ability to capture higher yields. We also moved from our barbell structure to a more "bulleted" yield curve position, in which we emphasized securities with three- to six-month maturities.

We maintained our strategy of emphasizing quality and liquidity throughout the year. In doing so, we continued to concentrate a large portion of the portfolio's holdings in high-quality sectors, including agency obligations, US government securities, certificates of deposit and short-term corporate obligations. We also held a portion of the portfolio in commercial paper, which, in the strong credit environment that characterized much of the period, offered a yield advantage. This positioning helped maintain the portfolio's overall level of diversification and allowed us to meet our liquidity requirements.

--------------------------------------------------------------------------------

    UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning               Ending             Expenses Paid
                                                 Account Value         Account Value         During Period*
                                                January 1, 2005        June 30, 2005         1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00             $1,013.50               $0.05
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            1,000.00              1,024.74                0.05
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0100%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES               VALUE
                                                       ------------        --------------
SHORT-TERM INVESTMENTS -- 100.01%
UBS Supplementary Trust -- U.S. Cash
  Management Prime Fund,
  yield of 3.28% ................................       928,324,699          $928,324,699
                                                                             ------------
Total Investments -- 100.01%
  (Cost $928,324,699) ...........................                             928,324,699
Liabilities, in excess of cash and
  other assets -- (0.01)% .......................                                 (58,324)
                                                                             ------------
Net Assets -- 100.00% ...........................                            $928,266,375
                                                                             ============

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.              59

    UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS U.S. Bond Relationship Fund (the "Fund") returned 2.07%, versus the 2.51% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on April 28, 2000, through period end, the Fund returned 7.61% on an annualized basis, versus the 7.57% annualized return of the Index. (Returns over various time periods are shown on page 61; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Relative performance over the reporting period was primarily driven by the Fund's conservative stance on duration and sector allocation decisions, especially in the second half of the reporting period, when yields on the 10-year Treasury continued to decline despite the continuing interest rate hikes by the Federal Reserve Board (the "Fed").

THE BOND MARKET CONTINUED TO DEFY EXPECTATIONS

The US bond markets continued to deliver positive returns over the six-month reporting period, despite periods of mixed economic data. For example, declining manufacturing statistics and rising oil prices suggested an economic slowdown, but strong US consumer spending and solid gross domestic product (GDP) growth indicated that the economy was expanding at a brisk pace. In addition, the Fed announced several more short-term rate hikes, a sign that the economy was relatively strong and that inflation remained a concern.

In the first quarter of 2005, the Fed increased rates twice for a total of 50 basis points. The market responded as expected, with yields climbing and government bond prices declining. All told, the overall bond market fell over the quarter, with the Lehman Brothers U.S. Aggregate Bond Index returning -0.48%. In our view, these changes brought the US bond market closer to fair value, better reflecting market fundamentals.

The Fed announced two more increases, 25-basis-point hikes, during the second quarter of 2005, and yet the bond market failed to respond, with longer-term yields actually falling and prices increasing. In our view, this market resilience suggests that investors were concerned about an economic soft patch primarily due to higher oil prices and the first signs of declining interest rates in Europe, and discounted future Fed action.

A DEFENSIVE POSTURE IN DURATION AND SECTOR ALLOCATION

In our analysis, the US economy was relatively strong (the strongest among the developed countries) and the bond market was trading above its fundamental value. Given our expectations for continued Fed rate hikes, the Fund maintained its defensive posture, relying on bottom-up research to identity individual bond opportunities.

Part of our defensive strategy was to maintain a shorter-than-Index duration, especially in government-related securities, mortgage-backed securities and corporate bonds. This positioning benefited the Fund in the first quarter, but proved a drag on relative performance during the second quarter, when longer-term yields failed to respond to the Fed's rate increases.

The Fund's sector allocation favored high-quality securities. In our opinion, the narrow spread (the risk premium paid to investors for holding corporate issues instead of similar duration US Treasuries) in most sectors pointed to limited opportunities. In addition, any negative news had the potential to trigger an adverse reaction. The most noteworthy example was in April, when the rating agencies downgraded bonds from General Motors Acceptance Corp. and Ford Motor Credit Co. to "junk" status. Though the downgrade had been broadly anticipated, it still caused a disruption, temporarily widening corporate spreads. Accordingly, the Fund further decreased its exposure to the corporate sector, selling single-A rated securities in favor of Treasuries.

Our largest sector overweight during the reporting period relative to the Index was in commercial mortgage-backed securities (CMBS), a sector that we believe offers the best value versus other high-quality sectors. We were underweight to mortgage-backed securities (MBS), which had a slight drag on performance due to a small allocation to interest-only MBS that were hurt by the steady decline in rates.

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                   6 months      1 year      3 years      5 years       Annualized
                                                    ended         ended       ended        ended       04/28/00* to
                                                   06/30/05     06/30/05     06/30/05     06/30/05       06/30/05
-------------------------------------------------------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                     2.07%         6.38%       5.91%        7.48%          7.61%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index           2.51          6.80        5.76         7.40           7.57
-------------------------------------------------------------------------------------------------------------------

*    Performance inception date of UBS U.S. Bond Relationship Fund.

     Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning               Ending             Expenses Paid
                                                 Account Value         Account Value         During Period*
                                                January 1, 2005        June 30, 2005         1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00             $1,020.70               $0.24
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            1,000.00              1,024.56                0.24
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN U.S. BOND HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                                           Percentage of
                                                            Net Assets
------------------------------------------------------------------------
U.S. Treasury Note
    3.750%, due 03/31/07                                        7.9%
U.S. Treasury Note
    3.375%, due 02/28/07                                        6.7
U.S. Treasury Note
    2.000%, due 01/15/14                                        4.1
U.S. Treasury Bond
    8.750%, due 05/15/17                                        2.5
Federal National Mortgage Association
    6.500%, due 12/01/29                                        2.2
Federal National Mortgage Association
    5.500%, TBA                                                 2.1
U.S. Treasury Note
    4.750%, due 05/15/14                                        2.1
Federal Home Loan Mortgage Corp., Gold
    6.500%, due 11/01/32                                        2.0
Federal National Mortgage Association
    4.696%, due 03/01/35                                        1.9
Federal National Mortgage Association
    6.500%, due 05/01/31                                        1.9
------------------------------------------------------------------------
Total                                                          33.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of June 30, 2005
------------------------------------------------------------------------

BONDS
U.S. BONDS
U.S. Corporate Bonds
    Aerospace & Defense .........................               0.12%
    Automobiles .................................               0.63
    Beverages ...................................               0.29
    Capital Markets .............................               1.39
    Chemicals ...................................               0.49
    Commercial Banks ............................               1.48
    Commercial Services & Supplies ..............               0.23
    Communications Equipment ....................               0.07
    Consumer Finance ............................               1.67
    Diversified Financial Services ..............               2.36
    Diversified Telecommunication Services ......               0.99
    Electric Utilities ..........................               0.97
    Food & Staples Retailing ....................               0.21
    Food Products ...............................               0.29
    Gas Utilities ...............................               0.08
    Hotels, Restaurants & Leisure ...............               0.07
    Insurance ...................................               0.47
    IT Services .................................               0.07
    Machinery ...................................               0.06
    Media .......................................               0.74
    Metals & Mining .............................               0.09
    Multi-Utilities & Unregulated Power .........               0.30
    Oil & Gas ...................................               0.50
    Paper & Forest Products .....................               0.16
    Personal Products ...........................               0.14
    Pharmaceuticals .............................               0.18
    Real Estate .................................               0.25
    Road & Rail .................................               0.38
    Thrifts & Mortgage Finance ..................               0.57
    Tobacco......................................               0.30
    Wireless Telecommunication Services .........               0.17
                                                              ------
        Total U.S. Corporate Bonds ..............              15.72
Asset-Backed Securities .........................               3.75
Commercial Mortgage-Backed Securities ...........               8.25
Mortgage & Agency Debt Securities ...............              41.80
U.S. Government Obligations .....................              26.85
                                                              ------
        Total U.S. Bonds ........................              96.37
INTERNATIONAL BONDS
International Corporate Bonds
    Aerospace & Defense .........................               0.15
    Commercial Banks ............................               0.26
    Diversified Telecommunication Services ......               0.39
    Oil & Gas ...................................               0.20
    Wireless Telecommunication Services .........               0.15
                                                              ------
        Total International Corporate Bonds......               1.15
Foreign Government Bond .........................               0.55
Sovereign/Supranational Bond ....................               0.08
                                                              ------
        Total International Bonds ...............               1.78
TOTAL BONDS .....................................              98.15
SHORT-TERM INVESTMENT ...........................               5.31
                                                              ------
    TOTAL INVESTMENTS ...........................             103.46
LIABILITIES, IN EXCESS OF CASH AND
    OTHER ASSETS ................................              (3.46)
                                                              ------
NET ASSETS ......................................             100.00%
                                                              ======

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
BONDS -- 98.15%
U.S. BONDS -- 96.37%
U.S. CORPORATE BONDS -- 15.72%
Alcoa, Inc.
    6.000%, due  01/15/12 .......................          $ 75,000             $  81,224
Allstate Corp.
    7.200%, due  12/01/09 .......................            85,000                94,908
Altria Group, Inc.
    7.750%, due  01/15/27                                    95,000               114,080
American Electric Power Co., Inc.
    6.125%, due  05/15/06 .......................            46,000                46,808
American General Finance Corp.
    5.375%, due  10/01/12 .......................            65,000                67,097
AT&T Corp.
    9.750%, due  11/15/31 .......................           135,000               175,669
AvalonBay Communities, Inc.
    7.500%, due  08/01/09 .......................            80,000                89,196
Avon Products, Inc.
    7.150%, due  11/15/09 .......................           110,000               122,701
Bank of America Corp.
    7.400%, due  01/15/11 .......................           295,000               337,621
Bank One Corp.
    7.875%, due  08/01/10 .......................           145,000               167,638
BellSouth Corp.
    6.550%, due  06/15/34 .......................            90,000               102,474
Boeing Capital Corp.
    7.375%, due  09/27/10 .......................           115,000               131,546
Bombardier Capital, Inc., 144A
    6.125%, due  06/29/06 .......................           185,000               185,925
Bristol-Myers Squibb Co.
    5.750%, due  10/01/11 .......................            80,000                85,591
Burlington Northern Santa Fe Corp.
    7.082%, due  05/13/29 .......................            60,000                74,469
C.S. First Boston USA, Inc.
    3.875%, due  01/15/09 .......................            60,000                59,295
    6.500%, due  01/15/12 .......................           135,000               150,038
Capital One Financial Corp.
    5.500%, due  06/01/15 .......................           105,000               107,419
Caterpillar, Inc.
    6.550%, due  05/01/11 .......................            50,000                55,453
Cendant Corp.
    6.250%, due  01/15/08 .......................            55,000                57,371
Citigroup, Inc.
    5.000%, due  09/15/14 .......................           274,000               280,287
    5.625%, due  08/27/12 .......................           210,000               224,307
Comcast Cable Communications, Inc.
    6.750%, due  01/30/11 .......................           295,000               325,460
Computer Sciences Corp.
    3.500%, due  04/15/08 .......................            65,000                63,500
ConAgra Foods, Inc.
    6.750%, due  09/15/11 .......................            80,000                88,532
Coors Brewing Co.
    6.375%, due  05/15/12 .......................            85,000                92,203
Countrywide Home Loans, Inc.
    3.250%, due  05/21/08 .......................           135,000               131,080
DaimlerChrysler N.A. Holding Corp.
    4.050%, due  06/04/08 .......................           405,000               398,797
Devon Financing Corp ULC
    6.875%, due  09/30/11 .......................           160,000               179,035
Dominion Resources, Inc.
    8.125%, due  06/15/10 .......................            65,000                74,892
Dow Chemical Co.
    6.125%, due  02/01/11 .......................           195,000               211,713
Duke Energy Field Services LLC
    7.875%, due  08/16/10 .......................           120,000               137,758
EOP Operating LP
    7.250%, due  06/15/28 .......................           115,000               134,054
Erac U.S.A. Finance Co., 144A
    8.000%, due  01/15/11 .......................           125,000               144,741
FirstEnergy Corp., Series B
    6.450%, due  11/15/11 .......................           175,000               191,210
FleetBoston Financial Corp.
    7.375%, due  12/01/09 .......................            55,000                61,731
Ford Motor Co.
    7.450%, due  07/16/31 .......................           195,000               162,789
Ford Motor Credit Co.
    5.800%, due  01/12/09 .......................           460,000               436,676
FPL Group Capital, Inc.
    7.625%, due  09/15/06 .......................            65,000                67,660
General Electric Capital Corp.
    6.000%, due  06/15/12 .......................           780,000               850,682
    6.750%, due  03/15/32 .......................            95,000               117,229
General Motors Acceptance Corp.
    6.125%, due  09/15/06 .......................            95,000                95,068
    6.875%, due  09/15/11 .......................           500,000               461,544
Goldman Sachs Group, Inc.
    6.875%, due  01/15/11 .......................           505,000               563,091
Harrah's Operating Co., Inc.
    7.500%, due  01/15/09 .......................            55,000                60,075
Hartford Financial Services Group, Inc.
    4.700%, due  09/01/07 .......................           125,000               125,648
HSBC Finance Corp.
    6.750%, due  05/15/11 .......................           225,000               249,739
ICI Wilmington, Inc.
    4.375%, due  12/01/08 .......................           165,000               163,746
International Lease Finance Corp.
    3.500%, due  04/01/09 .......................            65,000                62,592
International Paper Co.
    6.750%, due  09/01/11 .......................            55,000                59,953
John Deere Capital Corp.
    7.000%, due  03/15/12 .......................           115,000               131,939
JPMorgan Chase & Co.
    6.750%, due  02/01/11 .......................           185,000               204,592
Kraft Foods, Inc.
    5.625%, due  11/01/11 .......................           165,000               175,036
Kroger Co.
    7.500%, due  04/01/31 .......................            80,000                96,341
Lincoln National Corp.
    6.200%, due  12/15/11 .......................            80,000                87,518
Lockheed Martin Corp.
    8.500%, due  12/01/29 .......................            75,000               108,313
Marathon Oil Corp.
    6.125%, due  03/15/12 .......................           125,000               136,051
Marsh & McLennan Cos., Inc.
    6.250%, due  03/15/12 .......................           105,000               110,824
McKesson Corp.
    7.750%, due  02/01/12 .......................            50,000                58,104
Miller Brewing Co., 144A
    5.500%, due  08/15/13 .......................           165,000               170,991
Morgan Stanley
    6.750%, due  04/15/11 .......................           435,000               481,648

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
Motorola, Inc.
    7.625%, due  11/15/10 .......................          $ 55,000           $    62,932
New Cingular Wireless Services, Inc.
    8.750%, due  03/01/31 .......................           105,000               147,172
News America, Inc.
    6.200%, due  12/15/34 .......................            50,000                52,475
Pacific Gas & Electric Co.
    6.050%, due  03/01/34 .......................            80,000                88,167
PPL Capital Funding Trust I
    4.330%, due  03/01/09 .......................            65,000                64,497
PPL Energy Supply LLC
    6.400%, due  11/01/11 .......................           100,000               109,514
Progress Energy, Inc.
    7.000%, due  10/30/31 .......................            60,000                69,300
PSEG Power LLC
    7.750%, due  04/15/11 .......................            45,000                51,881
Qwest Capital Funding, Inc.
    7.900%, due  08/15/10 .......................           210,000               208,950
Rohm & Haas Co.
    7.850%, due  07/15/29 .......................            50,000                68,142
Safeway, Inc.
    7.250%, due  02/01/31 .......................            80,000                92,637
Sempra Energy
    7.950%, due  03/01/10 .......................            65,000                73,812
Sprint Capital Corp.
    8.375%, due  03/15/12 .......................           100,000               120,282
Time Warner, Inc.
    7.625%, due  04/15/31 .......................           140,000               174,844
TXU Energy Co. LLC
    7.000%, due  03/15/13 .......................           120,000               133,828
U.S. Bank N.A.
    6.375%, due  08/01/11 .......................            70,000                77,231
Union Pacific Corp.
    6.700%, due  12/01/06 .......................           115,000               118,763
UST, Inc.
    6.625%, due  07/15/12 .......................           140,000               156,444
Valero Energy Corp.
    7.500%, due  04/15/32 .......................           110,000               135,775
Verizon New York, Inc., Series B
    7.375%, due  04/01/32 .......................           235,000               276,011
Viacom, Inc.
    6.625%, due  05/15/11 .......................           105,000               112,781
Wachovia Bank N.A.
    7.800%, due  08/18/10 .......................           245,000               284,577
Washington Mutual, Inc.
    5.625%, due  01/15/07 .......................           375,000               383,269
Waste Management, Inc.
    7.375%, due  08/01/10 .......................            85,000                95,051
Wells Fargo Bank N.A.
    6.450%, due  02/01/11 .......................           360,000               397,084
Weyerhaeuser Co.
    7.375%, due  03/15/32 .......................            70,000                82,542
Wyeth
    5.500%, due  03/15/13 .......................            75,000                78,934
Xcel Energy, Inc.
    7.000%, due  12/01/10 .......................            85,000                94,562
                                                                              -----------
                                                                               14,095,129
                                                                              -----------
ASSET BACKED SECURITIES -- 3.75%
Capital One Multi-Asset Execution Trust,
    03-A1, Class A1+
    3.610%, due  01/15/09 .......................           760,000               762,111
Conseco Finance Securitizations Corp.,
    00-1, Class A4
    7.620%, due  05/01/31 .......................           711,508               721,053
Conseco Finance Securitizations Corp.,
    01-3, Class A2
    5.160%, due  05/01/33 .......................             7,376                 7,376
Countrywide Asset-Backed Certificates,
    03-SD3, Class A1, 144A+
    3.734%, due  12/25/32 .......................            67,586                67,959
Countrywide Asset-Backed Certificates,
    04-SD1, Class A1, 144A+
    3.654%, due  06/25/33 .......................           139,169               139,422
First Franklin Mortgage Loan Asset Backed
Certificates, 04-FFB, Class A1 (a)
    4.167%, due  06/25/24 .......................           207,416               206,896
GreenTree Financial Corp.,
    96-4, Class A6
    7.400%, due  06/15/27 .......................           301,550               321,763
Massachusetts RRB Special Purpose Trust,
    99-1, Class A5
    7.030%, due  03/15/12 .......................           290,000               318,220
Providian Gateway Master Trust,
    04-AA, Class D, 144A+
    5.070%, due  03/15/11 .......................           200,000               203,800
RAFC Asset-Backed Trust,
    01-1, Class A3 (a)
    5.115%, due  11/25/29 .......................           136,352               136,228
Structured Asset Securities Corp.,
    03-AL2, Class A, 144A
    3.357%, due  01/25/31 .......................           168,530               160,531
Vanderbilt Mortgage Finance,
    00-B, Class 1A3
    8.255%, due  05/07/17 .......................            29,075                29,453
WFS Financial Owner Trust,
    04-3, Class D
    4.070%, due  02/17/12 .......................           283,880               282,942
                                                                              -----------
                                                                                3,357,754
                                                                              -----------
COMMERCIAL MORTGAGEBACKED SECURITIES -- 8.25%
Asset Securitization Corp.,
    95-MD4, Class A3+
    7.384%, due  08/13/29 .......................           850,000               907,258
Bear Stearns Commercial Mortgage Securities,
    00-WF2, Class A2
    7.320%, due  10/15/32 .......................           160,000               180,419
Commercial Mortgage Pass-Through Certificates,
    01-FL5A, Class E, 144A+
    4.720%, due  11/15/13 .......................            70,140                70,117
Commercial Mortgage Pass-Through Certificates,
    01-FL5A, Class F, 144A+
    4.014%, due  11/15/13 .......................           130,000               128,837
Commercial Mortgage Pass-Through Certificates,
    04-HTL1, Class A2, 144A+
    3.540%, due  07/15/16 .......................           250,000               250,220
DLJ Commercial Mortgage Corp.,
    99-CG1, Class A1B
    6.460%, due  03/10/32 .......................           340,000               363,658
DLJ Commercial Mortgage Corp.,
    99-CG3, Class A1B
    7.340%, due  10/10/32 .......................           260,000               290,045

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
First Union Commercial Mortgage Securities,
    Inc., 97-C2, Class A3
    6.650%, due  11/18/29 .......................        $  179,373            $  187,546
Greenwich Capital Commercial Funding Corp.,
    03-FL1, Class A, 144A+
    3.470%, due  07/05/18 .......................            87,133                87,147
Heller Financial Commercial Mortgage Assets,
    99-PH1, Class A1
    6.500%, due  05/15/31 .......................           298,709               305,218
Host Marriott Pool Trust,
    99-HMTA, Class A, 144A
    6.980%, due  08/03/15 .......................           175,262               185,174
Host Marriott Pool Trust,
    99-HMTA, Class C, 144A
    7.730%, due  08/03/15 .......................           320,000               355,364
Host Marriott Pool Trust,
    99-HMTA, Class D, 144A
    7.970%, due  08/03/15 .......................           230,000               253,053
Host Marriott Pool Trust,
    99-HMTA, Class E, 144A
    8.070%, due  08/03/15 .......................           200,000               217,017
LB Commercial Conduit Mortgage Trust,
    99-C1, Class A1
    6.410%, due  06/15/31 .......................           201,394               205,026
LB Commercial Conduit Mortgage Trust,
    99-C2, Class A2
    7.325%, due  10/15/32 .......................           220,000               243,382
Mach One Trust Commercial Mortgage-
    Backed, 04-1A, Class A1, 144A
    3.890%, due  05/28/40 .......................           388,013               383,163
Meristar Commercial Mortgage Trust,
    99-C1, Class A2, 144A
    7.610%, due  03/03/16 .......................         1,300,000             1,452,446
Merrill Lynch Mortgage Investors, Inc.,
    96-C2, Class A3
    6.960%, due  11/21/28 .......................           227,809               233,458
Morgan Stanley Capital I,
    96-WF1, Class A3, 144A+
    7.708%, due  11/15/28 .......................            72,336                72,586
Morgan Stanley Dean Witter Capital I,
    00-LIF2, Class A1
    6.960%, due  10/15/33 .......................            93,847                98,871
Morgan Stanley Dean Witter Capital I,
     01-1QA, Class A2
    5.330%, due  12/18/32 .......................           200,000               203,371
Salomon Brothers Mortgage Securities VII,
    00-C1, Class A2
    7.520%, due  12/18/09 .......................           250,000               279,557
TIAA Retail Commercial Trust,
    01-C1A, Class A2, 144A
    6.300%, due  06/19/21 .......................           426,685               446,247
                                                                               ----------
                                                                                7,399,180
                                                                               ----------
MORTGAGE & AGENCY DEBT SECURITIES -- 41.80%
C.S. First Boston Mortgage Securities Corp.,
    01-26, Class 5A1+
    7.404%, due  11/25/31 .......................            86,379                86,666
C.S. First Boston Mortgage Securities Corp.,
    02-10, Class 2A1
    7.500%, due  05/25/32 .......................           131,511               134,474

C.S. First Boston Mortgage Securities Corp.,
    03-8, Class 5A1
    6.500%, due  04/25/33 .......................           534,556               540,637
Citicorp Mortgage Securities, Inc.,
    94-3, Class A13
    6.500%, due  02/25/24 .......................           206,682               208,923
Countrywide Alternative Loan Trust,
    04-J8, Class 2A1
    7.000%, due  08/25/34 .......................           453,414               461,520
Federal Home Loan Mortgage Corp.
    3.875%, due  06/15/08 .......................           845,000               845,160
    3.875%, due  01/12/09 .......................         1,060,000             1,050,817
    4.619%, due  12/01/34+ ......................           921,819               928,027
    5.000%, due  01/30/14 .......................         1,260,000             1,263,386
    5.125%, due  07/15/12 .......................         1,030,000             1,091,813
    5.625%, due  03/15/11 .......................           825,000               890,755
Federal Home Loan Mortgage Corp.,
    1595, Class D
    7.000%, due  10/15/13 .......................            60,420                62,409
Federal Home Loan Mortgage Corp.,
    2148, Class ZA
    6.000%, due  04/15/29 .......................           525,638               537,027
Federal Home Loan Mortgage Corp.,
    2532, Class PD
    5.500%, due  06/15/26 .......................         1,040,000             1,058,240
Federal Home Loan Mortgage Corp., Gold
    5.000%, due  11/01/07 .......................            57,716                58,518
    5.500%, due  09/01/17 .......................           196,778               202,034
    5.500%, due  01/01/18 .......................            89,471                91,861
    5.500%, due  07/01/19 .......................           774,562               795,449
    5.500%, due  06/01/20 .......................           996,691             1,023,439
    5.500%, due  12/01/33 .......................           407,704               413,763
    6.000%, due  10/01/29 .......................            66,843                68,743
    6.000%, due  12/01/30 .......................           359,870               369,814
    6.000%, due  07/01/34 .......................           836,955               858,759
    6.500%, due  04/01/29 .......................            12,496                12,980
    6.500%, due  06/01/29 .......................           122,052               126,774
    6.500%, due  09/01/29 .......................            37,350                38,809
    6.500%, due  11/01/29 .......................           589,878               612,878
    6.500%, due  03/01/32 .......................            29,176                30,267
    6.500%, due  11/01/32(c) ....................         1,750,434             1,814,811
    7.000%, due  07/01/32 .......................           588,485               619,669
    7.500%, due  05/01/24 .......................            12,671                13,601
    8.000%, due  09/01/25 .......................               980                 1,058
    8.000%, due  11/01/27 .......................            20,571                22,201
Federal National Mortgage Association
    5.000%, TBA .................................           545,000               543,808
    5.500%, TBA .................................         1,850,000             1,898,563
    3.323%, due  09/01/33+ ......................            81,485                82,496
    4.383%, due  06/01/33+ ......................           236,315               237,541
    4.695%, due  03/01/35+ ......................         1,708,078             1,721,957
    4.951%, due  02/01/35+ ......................         1,469,704             1,479,781
    5.500%, due  01/01/09 .......................            23,859                24,407
    5.500%, due  12/01/17 .......................           875,000               897,422
    5.500%, due  02/01/18 .......................           646,853               664,471
    5.500%, due  11/01/23 .......................         1,101,103             1,123,410
    5.500%, due  03/01/33 .......................           490,483               497,760
    6.000%, due  05/15/08 .......................           620,000               655,368
    6.000%, due  06/01/23 .......................            13,575                13,986

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
    6.000%, due  03/01/28 .......................        $   27,112          $     27,866
    6.000%, due  03/01/29 .......................            36,749                37,771
    6.000%, due  05/01/29 .......................            15,973                16,417
    6.000%, due  06/01/31 .......................            66,603                68,440
    6.000%, due  06/01/33 .......................           171,782               176,180
    6.000%, due  07/01/34 .......................           618,368               634,181
    6.250%, due  02/01/11 .......................           845,000               925,922
    6.500%, due  08/01/16 .......................           383,088               398,948
    6.500%, due  08/01/28 .......................            16,967                17,620
    6.500%, due  09/01/28 .......................             8,329                 8,649
    6.500%, due  11/01/28 .......................           897,637               932,163
    6.500%, due  06/01/29 .......................           334,919               347,820
    6.500%, due  12/01/29 .......................         1,911,689             1,985,302
    6.500%, due  05/01/30 .......................           151,784               157,622
    6.500%, due  10/01/30 .......................           131,860               136,939
    6.500%, due  05/01/31 .......................         1,647,629             1,709,984
    6.500%, due  11/01/31 .......................            34,064                35,334
    7.000%, due  05/01/26 .......................            17,068                18,066
    7.000%, due  11/01/31 .......................            40,768                43,002
    7.000%, due  04/01/32 .......................           120,295               126,892
    7.500%, due  05/01/31 .......................            29,935                31,986
    8.000%, due  11/01/22 .......................             3,857                 4,162
    8.000%, due  09/01/27 .......................             9,495                10,235
    9.500%, due  11/01/09 .......................            82,898                88,153
Federal National Mortgage Association Grantor
    Trust, 00-T6, Class A1
    7.500%, due  06/25/30 .......................           214,759               226,654
Federal National Mortgage Association Grantor
    Trust, 01-T5, Class A3+
    7.500%, due  06/19/30 .......................           107,885               114,628
Federal National Mortgage Association Grantor
    Trust, 01-T10, Class A2
    7.500%, due  12/25/41 .......................           203,421               217,394
Federal National Mortgage Association Whole
    Loan, 95-W3, Class A
    9.000%, due  04/25/25 .......................             3,503                 3,837
Federal National Mortgage Association Whole
    Loan, 03-W6, Class 6A+
    4.395%, due  08/25/42 .......................           203,127               207,990
Government National Mortgage Association
    4.125%, due  12/20/29+ ......................           187,850               190,517
    6.000%, due  12/20/28 .......................           236,493               243,958
    6.000%, due  01/15/29 .......................            72,758                75,193
    6.000%, due  02/20/29 .......................            97,310               100,350
    6.000%, due  07/15/29 .......................           141,417               146,150
    6.000%, due  08/20/29 .......................            27,930                28,802
    6.000%, due  09/20/29 .......................            13,271                13,686
    6.500%, due  08/15/27 .......................             1,866                 1,954
    6.500%, due  01/15/29 .......................             6,976                 7,297
    6.500%, due  05/15/29 .......................            13,508                14,130
    6.500%, due  12/15/29 .......................           150,070               156,983
    6.500%, due  04/15/31 .......................           395,861               413,920
    7.000%, due  07/15/25 .......................            12,632                13,428
    7.000%, due  04/15/26 .......................            34,364                36,492
    7.000%, due  06/15/27 .......................            52,080                55,254
    8.500%, due  12/15/17 .......................            14,960                16,322
    9.500%, due  09/15/18 .......................           114,807               127,388
GSMPS Mortgage Loan Trust,
    01-2, Class A, 144A
    7.500%, due  06/19/32 .......................            62,872                66,608
MLCC Mortgage Investors, Inc.,
    03-D, Class XA1++ (b)
    1.000%, due  08/25/28 .......................         6,516,193                83,743
Morgan Stanley Mortgage Loan Trust,
    04-4, Class 2A+
    6.515%, due  09/25/34 .......................           465,246               474,050
Structured Adjustable Rate Mortgage Loan
    Trust, 04-3AC, Class A1+
    4.940%, due  03/25/34 .......................           327,331               329,402
                                                                              -----------
                                                                               37,482,036
                                                                              -----------
U.S. GOVERNMENT OBLIGATIONS -- 26.85%
U.S. Treasury Bonds
    6.250%, due  08/15/23 .......................           485,000               604,412
    6.250%, due  05/15/30 .......................           415,000               540,554
    8.750%, due  05/15/17(c) ....................         1,590,000             2,282,954
U.S. Treasury Notes
    2.000%, due  01/15/14 .......................         3,593,400             3,701,342
    3.375%, due  02/28/07 .......................         6,050,000             6,023,531
    3.625%, due  04/30/07 .......................         1,565,000             1,564,144
    3.625%, due  01/15/10 .......................           455,000               452,849
    3.750%, due  03/31/07 .......................         7,040,000             7,050,722
    4.750%, due  05/15/14 .......................         1,745,000             1,851,609
                                                                              -----------
                                                                               24,072,117
                                                                              -----------
Total U.S. Bonds.................................                              86,406,216
                                                                              -----------
INTERNATIONAL BONDS -- 1.78%
INTERNATIONAL CORPORATE BONDS --1.15%
CANADA -- 0.43%
Anadarko Finance Co., Series B
    7.500%, due 05/01/31 ........................            85,000               107,312
Bombardier, Inc., 144A
    6.300%, due 05/01/14 ........................           145,000               131,225
Burlington Resources Finance Co.
    6.680%, due 02/15/11 ........................            70,000                77,248
TELUS Corp.
    8.000%, due 06/01/11 ........................            55,000                64,323
                                                                              -----------
                                                                                  380,108
                                                                              -----------
FRANCE -- 0.10%
France Telecom S.A.
    8.500%, due 03/01/31 ........................            65,000                90,623
                                                                              -----------
LUXEMBOURG --0.10%
Telecom Italia Capital S.A.
    5.250%, due 11/15/13 ........................            90,000                91,369
                                                                              -----------
NETHERLANDS -- 0.11%
Deutsche Telekom International Finance BV
    8.750%, due 06/15/30 ........................            75,000               101,548
                                                                              -----------
UNITED KINGDOM -- 0.41%
Abbey National PLC
    7.950%, due 10/26/29 ........................            55,000                74,791
HSBC Holdings PLC
    5.250%, due 12/12/12 ........................            70,000                72,850
Royal Bank of Scotland Group PLC
    9.118%, due 03/31/10 ........................            75,000                89,320

--------------------------------------------------------------------------------

    UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
Vodafone Group PLC
    7.750%, due 02/15/10 ........................         $ 115,000           $   131,305
                                                                              -----------
                                                                                  368,266
                                                                              -----------
Total International Corporate Bonds .............                               1,031,914
                                                                              -----------
FOREIGN GOVERNMENT BOND -- 0.55%
United Mexican States
    8.125%, due  12/30/19 .......................           405,000               497,543
                                                                              -----------
SOVEREIGN/SUPRANATIONAL BOND -- 0.08%
PEMEX Project Funding Master Trust
    8.000%, due 11/15/11 ........................            60,000                68,100
                                                                              -----------
Total International Bonds .......................                               1,597,557
                                                                              -----------
Total Bonds (Cost $87,424,588) ..................                              88,003,773
                                                                              -----------

                                                          SHARES               VALUE
                                                       ------------        --------------
SHORT-TERM INVESTMENT -- 5.31%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $4,763,146) ............         4,763,146           $ 4,763,146
                                                                              -----------
Total Investments -- 103.46%
    (Cost $92,187,734) ..........................                              92,766,919
                                                                              -----------
Liabilities, in excess of cash and
    other assets -- (3.46)% .....................                              (3,101,575)
                                                                              -----------
Net Assets -- 100.00% ............................                            $89,665,344
                                                                              ===========

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes, which was substantially the same for book purposes was $92,187,734; and net unrealized appreciation consisted of:

Gross unrealized appreciation ...................               $1,095,367
Gross unrealized depreciation ...................                 (516,182)
                                                                ----------
    Net unrealized appreciation .................               $  579,185
                                                                ==========

+ Variable rate security -- The rate disclosed is that in effect at June 30, 2005.

++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.

(b) Security is illiquid. This security amounted to $83,743 or 0.09% of net assets.

(c) All or a portion of this security is segregated for "To Be Announced" ("TBA") securities.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $5,172,573 or 5.77% of net assets.

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

--------------------------------------------------------------------------------

68               See accompanying notes to financial statements.

    UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS High Yield Relationship Fund (the "Fund") returned 0.05%, versus the 1.07% return of its benchmark, the Merrill Lynch U.S. High Yield Cash Pay Constrained Index (the "Index"). Since inception on April 30, 1995, through period end, the Fund returned 6.40% on an annualized basis, versus the 7.56% annualized return for the Index. (Returns over various time periods are shown on page 70; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

In our view, the US economy remained relatively strong, leading us to overweight cyclical industries during the reporting period. This sector strategy, coupled with an overweight to B-rated securities, accounted for much of the Fund's relative performance over the six-month period.

The Fund's benchmark index changed from the Merrill Lynch U.S. High Yield Cash Pay Index to the Merrill Lynch U.S. High Yield Cash Pay Constrained Index on June 1, 2005. This change was made due to the downgrade of General Motors (GM) discussed in this report, and its impact on high yield indices.

STRATEGY GUIDED BY MARKET FUNDAMENTALS

While many of the signs of an ongoing economic recovery that helped the high yield market in 2004 still existed in the first half of 2005, high yield bonds struggled over portions of the reporting period. Investors were increasingly distracted by inflation fears, high oil prices and downgrades in the automotive sector. In the first quarter, General Motors announced larger-than-expected production cuts and lower earnings. As many expected, this prompted the Standard and Poor's (S&P) rating agency to downgrade General Motors' bonds to noninvestment grade. The market was surprised, however, when S&P also downgraded Ford's bonds. After the market absorbed this news, it rallied sharply to end the reporting period in positive territory.

The technical aspects of the high yield market were mixed during the first six months of 2005. After experiencing 15 weeks of outflows, high yield mutual funds finally saw inflows again in the second quarter of 2005. The final number for the six-month period was still negative, however. New issuance was slower this year than last, with several high-profile deals pulled due to market uncertainties. On a positive note, merger and acquisition activity continued to increase. Spreads widened over the reporting period, reaching 379 basis points by June 30, 2005.

Our strategy in this environment was to focus on market fundamentals, rather than react to changing investor behavior. In our opinion, the US economy is relatively strong, high yield market fundamentals remain intact and default rates should remain below long-term averages. As a result, the Fund held an overweight to cyclical industries and B-rated bonds that we believed should benefit the most from an improving economy. Also, we added to our positions in consumer-oriented industries, as we believed these sectors presented good relative value.

The Fund also maintained an overweight to B-rated bonds versus BB-rated bonds, which hindered relative performance over the period, as the higher-rated BB sector outperformed as the Treasury market rallied.

Top contributors to Fund performance included Dobson Communications Corp., AT&T Corp. and WRC Media Inc., while the main detractors from performance included Collins & Aikman*, AK Steel Corp. and Constar International Inc.

--------------------------------------------------------------------------------

*  Security not held in the portfolio as of June 30, 2005

    UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                              6 months      1 year      3 years      5 years      Annualized
                                                                ended        ended       ended        ended      04/30/95* to
                                                              06/30/05     06/30/05     06/30/05     06/30/05      06/30/05
------------------------------------------------------------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                               0.05%         10.27%      13.36%       6.65%          6.40%
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Index                   1.22          10.64       13.79        7.83           7.57
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Constrained Index       1.07          10.47       13.74        7.80           7.56
------------------------------------------------------------------------------------------------------------------------------

*  Performance inception date of UBS High Yield Relationship Fund.
   The Fund's benchmark index changed from the Merrill Lynch U.S. High Yield Cash Pay Index to the Merrill Lynch U.S. High Yield Cash Pay Constrained Index on June 01, 2005. This change was made due to the downgrade of General Motors (GM) discussed in this report, and its impact on high yield indices.

   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------
Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Beginning               Ending             Expenses Paid
                                                 Account Value         Account Value         During Period*
                                                January 1, 2005        June 30, 2005         1/1/05-6/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00             $1,000.50               $0.19
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            1,000.00              1,024.61                0.19
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.0375%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2005

                                          Percentage of
                                           Net Assets
-------------------------------------------------------
General Motors Acceptance Corp.
   6.125%, due 08/28/07                       1.5%
Crown Cork & Seal Co., Inc.
   8.000%, due 04/15/23                       1.5
Gulfmark Offshore, Inc.
   7.750%, due 07/15/14                       1.3
Terra Capital, Inc.
   12.875%, due 10/15/08                      1.2
Aearo Co. I
   8.250%, due 04/15/12                       1.2
Da-Lite Screen Co., Inc.
   9.500%, due 05/15/11                       1.2
AK Steel Corp.
   7.750%, due 06/15/12                       1.2
Dynegy Holdings, Inc.
   7.125%, due 05/15/18                       1.2
Solo Cup Co.
   8.500%, due 02/15/14                       1.1
Levi Strauss & Co.
   12.250%, due 02/15/12                      1.1
-------------------------------------------------------
Total                                        12.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of June 30, 2005
--------------------------------------------------------------------------------

BONDS
U.S. BONDS
U.S. Corporate Bonds
    Aerospace & Defense .........................................       2.05%
    Airlines ....................................................       0.84
    Auto Components .............................................       2.93
    Automobiles .................................................       2.19
    Beverages ...................................................       0.85
    Chemicals ...................................................       5.05
    Commercial Services & Supplies ..............................       0.55
    Computers & Peripherals .....................................       0.28
    Consumer Finance ............................................       0.93
    Containers & Packaging ......................................       6.41
    Distributors ................................................       0.19
    Diversified Financial Services ..............................       4.37
    Diversified Telecommunication Services ......................       3.05
    Electric Utilities ...........................................      2.48
    Energy Equipment & Services .................................       2.42
    Food & Staples Retailing ....................................       2.18
    Food Products ...............................................       2.75
    Health Care Equipment & Supplies ............................       0.47
    Health Care Providers & Services ............................       2.10
    Hotels, Restaurants & Leisure ...............................       8.80
    Household Durables ..........................................       1.60
    Household Products ..........................................       2.11
    Industrial Conglomerates ....................................       1.23
    Leisure Equipment & Products ................................       0.58
    Machinery ...................................................       1.18
    Media .......................................................      12.72
    Metals & Mining .............................................       2.03
    Multi-Utilities & Unregulated Power .........................       1.49
    Office Electronics ..........................................       0.54
    Oil & Gas ...................................................       3.80
    Paper & Forest Products .....................................       1.24
    Road & Rail .................................................       0.86
    Software ....................................................       1.48
    Textiles, Apparel & Luxury Goods ............................       2.01
    Transportation Infrastructure ...............................       1.25
    Wireless Telecommunication Services .........................       1.85
                                                                       -----
        Total U.S. Corporate Bonds ..............................      86.86
INTERNATIONAL BONDS
International Corporate Bonds
    Chemicals ...................................................       1.56
    Diversified Financial Services ..............................       0.33
    Energy Equipment & Services .................................       1.46
    Food & Staples Retailing ....................................       0.98
    Food Products ...............................................       0.39
    Industrial Conglomerates ....................................       0.30
    Marine ......................................................       0.14
    Multi-Utilities & Unregulated Power .........................       0.98
    Oil & Gas ...................................................       0.48
    Paper & Forest Products .....................................       1.44
    Wireless Telecommunication Services .........................       0.38
                                                                       -----
        Total International Corporate Bonds .....................       8.44
TOTAL BONDS .....................................................      95.30
                                                                       -----

--------------------------------------------------------------------------------

    UBS HIGH YIELD RELATIONSHIP FUND

-------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of June 30, 2005
--------------------------------------------------------------------------------

EQUITIES .......................................................        0.00%
SHORT-TERM INVESTMENT ..........................................        1.55
                                                                      ------
    TOTAL INVESTMENTS ..........................................       96.85
CASH AND OTHER ASSETS, LESS LIABILITIES ........................        3.15
                                                                      ------
NET ASSETS .....................................................      100.00%
                                                                      ======

--------------------------------------------------------------------------------

    UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT                VALUE
                                                       ------------          ------------
BONDS -- 95.30%
U.S. BONDS -- 86.86%
U.S. CORPORATE BONDS -- 86.86%
AAC Group Holding Corp., 144A (a)
    0.000%, due 10/01/12 ......................        $  2,100,000          $  1,417,500
Activant Solutions, Inc.
    10.500%, due 06/15/11 .....................           1,950,000             2,115,750
Advanced Accessory Systems LLC
    10.750%, due 06/15/11 .....................           1,000,000               805,000
Advanstar Communications, Inc.
    10.750%, due 08/15/10 .....................           1,250,000             1,365,625
Aearo Co. I
    8.250%, due 04/15/12 ......................           2,650,000             2,650,000
AK Steel Corp.
    7.750%, due 06/15/12 ......................           2,975,000             2,513,875
American Airlines, Inc.
    6.977%, due 05/23/21 ......................           1,070,766               998,911
    8.608%, due 04/01/11 ......................             400,000               375,050
American Cellular Corp.
    10.000%, due 08/01/11 .....................           2,200,000             2,233,000
American Rock Salt Co. LLC
    9.500%, due 03/15/14 ......................           1,800,000             1,827,000
Ameripath, Inc.
    10.500%, due 04/01/13 .....................           1,500,000             1,518,750
AmeriQual Group LLC, 144A
    9.000%, due 04/01/12 ......................           1,675,000             1,708,500
Amscan Holdings, Inc.
    8.750%, due 05/01/14 ......................             900,000               823,500
Anchor Glass Container Corp.
    11.000%, due 02/15/13 .....................           1,775,000             1,384,500
Armor Holdings, Inc.
    8.250%, due 08/15/13 ......................             850,000               919,063
AT&T Corp.
    9.750%, due 11/15/31 ......................           1,150,000             1,496,437
BE Aerospace, Inc., Series B
    8.875%, due 05/01/11 ......................           1,000,000             1,045,000
Berry Plastics Corp.
    10.750%, due 07/15/12 .....................           1,775,000             1,936,969
Block Communications, Inc.
    9.250%, due 04/15/09 ......................           2,075,000             2,209,875
Buckeye Technologies, Inc.
    8.000%, due 10/15/10 ......................           1,625,000             1,560,000
Buffets, Inc.
    11.250%, due 07/15/10 .....................           1,250,000             1,259,375
Cadmus Communications Corp.
    8.375%, due 06/15/14 ......................           1,150,000             1,183,062
Carriage Services, Inc., 144A
    7.875%, due 01/15/15 ......................             750,000               791,250
Cellu Tissue Holdings, Inc.
    9.750%, due 03/15/10 ......................           2,000,000             2,030,000
Century Aluminum Co.
    7.500%, due 08/15/14 ......................           1,900,000             1,876,250
Charter Communications Holdings LLC
    10.000%, due 04/01/09 .....................             725,000               560,063
Charter Communications
    Operating LLC, 144A
    8.000%, due 04/30/12 ......................           2,150,000             2,139,250
    8.375%, due 04/30/14 ......................             300,000               298,500
Chukchansi Economic Development
    Authority, 144A
    14.500%, due 06/15/09 .....................             750,000               916,875
Cincinnati Bell, Inc.
    8.375%, due 01/15/14 ......................           2,000,000             2,050,000
Circus & Eldorado Joint Venture Corp.
    10.125%, due 03/01/12 .....................             600,000               627,750
CMS Energy Corp.
    9.875%, due 10/15/07 ......................           2,125,000             2,316,250
Comstock Resources, Inc.
    6.875%, due 03/01/12 ......................           2,000,000             2,020,000
Constar International, Inc.
    11.000%, due 12/01/12 .....................           1,250,000               993,750
Continental Airlines, Inc.
    7.461%, due 04/01/15 ......................             460,484               436,063
Cooper Standard Automotive, Inc.
    8.375%, due 12/15/14 ......................           1,750,000             1,382,500
Crown Cork & Seal Co., Inc.
    8.000%, due 04/15/23 ......................           3,250,000             3,168,750
CSC Holdings, Inc. 144A
    7.000%, due 04/15/12 ......................             100,000                94,000
CSC Holdings, Inc., Series B
    7.625%, due 04/01/11 ......................             450,000               444,375
    8.125%, due 07/15/09 ......................           2,300,000             2,328,750
Da-Lite Screen Co., Inc.
    9.500%, due 05/15/11 ......................           2,425,000             2,582,625
Delta Petroleum Corp., 144A
    7.000%, due 04/01/15 ......................             300,000               282,000
Dobson Cellular Sytems, 144A
    9.875%, due 11/01/12 ......................             500,000               527,500
Dobson Communications Corp.
    10.875%, due 07/01/10 .....................             625,000               620,313
DRS Technologies, Inc.
    6.875%, due 11/01/13 ......................           1,850,000             1,914,750
Dura Operating Corp.
    8.625%, due 04/15/12 ......................           1,250,000             1,125,000
Dura Operating Corp., Series D
    9.000%, due 05/01/09 ......................             750,000               521,250
Dynegy Holdings, Inc.
    7.125%, due 05/15/18 ......................           2,625,000             2,500,312
    10.125%, due 07/15/13, 144A................           1,200,000             1,356,000
Edison Mission Energy
    7.730%, due 06/15/09 ......................             400,000               421,500
    10.000%, due 08/15/08 .....................           1,600,000             1,796,000
El Pollo Loco, Inc.
    9.250%, due 12/15/09 ......................             615,000               642,675
Energy Partners Ltd.
    8.750%, due 08/01/10 ......................           1,175,000             1,233,750
Entravision Communications Corp.
    8.125%, due 03/15/09 ......................           2,050,000             2,134,562
Equinox Holdings, Inc.
    9.000%, due 12/15/09 ......................             700,000               722,750
FastenTech, Inc.
    11.500%, due 05/01/11 .....................           1,750,000             1,898,750
Ford Motor Credit Co.
    7.375%, due 10/28/09 ......................           1,500,000             1,465,780
General Motors Acceptance Corp.
    6.125%, due 08/28/07 ......................           3,300,000             3,266,069

--------------------------------------------------------------------------------

    UBS HIGH YIELD SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT                VALUE
                                                       ------------          ------------
    7.250%, due 03/02/11 ......................        $  2,150,000          $  2,015,995
Georgia-Pacific Corp.
    8.875%, due 05/15/31 ......................             900,000             1,113,750
Giant Industries, Inc.
    11.000%, due 05/15/12 .....................           1,509,000             1,708,942
Goodyear Tire & Rubber Co., 144A
    9.000%, due 07/01/15 ......................           1,100,000             1,080,750
Granite Broadcasting Corp.
    9.750%, due 12/01/10 ......................           1,175,000             1,092,750
Great Atlantic & Pacific Tea Co.
    7.750%, due 04/15/07 ......................           2,000,000             2,045,000
Gregg Appliances, Inc., 144A
    9.000%, due 02/01/13 ......................           1,625,000             1,523,437
Gulfmark Offshore, Inc.
    7.750%, due 07/15/14 ......................           2,575,000             2,710,187
Herbst Gaming, Inc.
    8.125%, due 06/01/12 ......................           2,000,000             2,120,000
Hercules, Inc.
    6.500%, due 06/30/29 ......................           1,550,000             1,193,500
Hornbeck Offshore Services, Inc.
    6.125%, due 12/01/14 ......................             475,000               480,938
Houghton Mifflin Co.
    0.000%, due 10/15/13 (a)...................           1,625,000             1,186,250
    8.250%, due 02/01/11 ......................           1,250,000             1,296,875
Insight Communications Co., Inc. (a)
    0.000%, due 02/15/11 ......................           2,050,000             2,055,125
Interface, Inc.
    10.375%, due 02/01/10 .....................           1,500,000             1,650,000
IPC Acquisition Corp.
    11.500%, due 12/15/09 .....................           1,000,000             1,085,000
Jacobs Entertainment Co.
    11.875%, due 02/01/09 .....................             450,000               485,438
Jafra Cosmetics International, Inc.
    10.750%, due 05/15/11 .....................             362,000               405,440
Kansas City Southern Railway Co.
    7.500%, due 06/15/09 ......................           1,800,000             1,858,500
Land O' Lakes, Inc.
    8.750%, due 11/15/11 ......................           1,500,000             1,511,250
Landry's Restaurants, Inc.
    7.500%, due 12/15/14 ......................           2,150,000             2,080,125
Las Vegas Sands Corp., 144A
    6.375%, due 02/15/15 ......................             800,000               782,000
Le-Natures, Inc., 144A
    10.000%, due 06/15/13 .....................           1,750,000             1,837,500
Levi Strauss & Co.
    9.750%, due 01/15/15 ......................             400,000               397,000
    12.250%, due 12/15/12 .....................           2,225,000             2,430,812
Mediacom LLC
    9.500%, due 01/15/13 ......................           2,250,000             2,244,375
Merisant Co., 144A
    10.500%, due 07/15/13 .....................           1,000,000               710,000
Midwest Generation LLC
    8.750%, due 05/01/34 ......................             725,000               812,000
Mirant Americas Generation LLC (b)
    7.625%, due 05/01/06 ......................             675,000               781,313
MTR Gaming Group, Inc.
    9.750%, due 04/01/10 ......................           1,000,000             1,085,000
Nexstar Finance Holdings LLC (a)
    0.000%, due 04/01/13 ......................           1,200,000               901,500
Nexstar Finance, Inc.
    7.000%, due 01/15/14 ......................           1,625,000             1,505,156
Omnova Solutions, Inc.
    11.250%, due 06/01/10 .....................           1,500,000             1,575,000
Owens-Brockway Glass Container, Inc.
    8.250%, due 05/15/13 ......................             300,000               325,875
Owens-Illinois, Inc.
    7.800%, due 05/15/18 ......................           1,750,000             1,837,500
Pantry, Inc.
    7.750%, due 02/15/14 ......................           1,700,000             1,734,000
Parker Drilling Co.
    9.625%, due 10/01/13 ......................           2,000,000             2,255,000
Pathmark Stores, Inc.
    8.750%, due 02/01/12 ......................             950,000               932,188
Perry Ellis International, Inc., Series B
    9.500%, due 03/15/09 ......................           1,000,000             1,017,500
Pinnacle Foods Holding Corp.
    8.250%, due 12/01/13 ......................           1,000,000               895,000
Playtex Products, Inc.
    9.375%, due 06/01/11 ......................             375,000               394,688
Pliant Corp.
    11.125%, due 09/01/09 .....................           1,800,000             1,755,000
Port Townsend Paper Corp., 144A
    12.000%, due 04/15/11 .....................             950,000               850,250
Prestige Brands, Inc.
    9.250%, due 04/15/12 ......................           1,750,000             1,815,625
Qwest Communications International, Inc..
    7.250%, due 02/15/11 ......................             750,000               725,625
Qwest Corp.
    7.875%, due 09/01/11 ......................             550,000               573,375
Qwest Services Corp.
    13.500%, due 12/15/10 .....................           1,500,000             1,732,500
Radiologix, Inc.
    10.500%, due 12/15/08 .....................             500,000               525,000
Rafaella Apparel Group, Inc., 144A
    11.250%, due 06/15/11 .....................             625,000               601,563
Reliant Energy, Inc.
    9.250%, due 07/15/10 ......................           1,000,000             1,090,000
Resolution Performance Products, Inc.
    13.500%, due 11/15/10 .....................           2,000,000             2,150,000
Riddell Bell Holdings, Inc.
    8.375%, due 10/01/12 ......................           1,250,000             1,253,125
River Rock Entertainment Authority
    9.750%, due 11/01/11 ......................           1,750,000             1,920,625
Rockwood Specialties Group, Inc.
    10.625%, due 05/15/11 .....................             875,000               964,688
Sbarro, Inc.
    11.000%, due 09/15/09 .....................            1,250,00             1,256,250
Select Medical Corp., 144A
    7.625%, due 02/01/15 ......................             875,000               866,250
Seneca Gaming Corp..
    7.250%, due 05/01/12 ......................             975,000             1,007,906
    7.250%, due 05/01/12, 144A ................             750,000               775,313
Sequa Corp.
    9.000%, due 08/01/09 ......................             500,000               551,250

--------------------------------------------------------------------------------

    UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT               VALUE
                                                       ------------        --------------
Sheridan Group, Inc.
    10.250%, due 08/15/11 .....................          $1,050,000          $  1,090,687
Solo Cup Co.
    8.500%, due 02/15/14 ......................           2,600,000             2,431,000
Stanadyne Corp.
    10.000%, due 08/15/14 .....................           1,500,000             1,417,500
Stone Energy Corp.
    6.750%, due 12/15/14 ......................           2,000,000             1,945,000
Suncom Wireless, Inc.
    9.375%, due 02/01/11 ......................             850,000               609,875
Technical Olympic USA, Inc.
    7.500%, due 01/15/15 ......................           2,000,000             1,800,000
Tenet Healthcare Corp., 144A
    9.250%, due 02/01/15 ......................             800,000               830,000
Terra Capital, Inc.
    11.500%, due 06/01/10 .....................             519,000               591,660
    12.875%, due 10/15/08 .....................           2,275,000             2,684,500
Tommy Hilfiger USA, Inc.
    6.850%, due 06/01/08 ......................             500,000               502,500
Universal Hospital Services, Inc.
    10.125%, due 11/01/11 .....................           1,000,000             1,010,000
Valor Telecommunications
    Enterprises LLC, 144A
    7.750%, due 02/15/15 ......................           2,350,000             2,308,875
Vertis, Inc., Series B
    10.875%, due 06/15/09 .....................           2,150,000             2,053,250
Warner Music Group
    7.375%, due 04/15/14 ......................             875,000               883,750
WDAC Subsidiary Corp., 144A
    8.375%, due 12/01/14 ......................             750,000               716,250
Wheeling Island Gaming, Inc.
    10.125%, due 12/15/09 .....................           1,000,000             1,060,000
Whiting Petroleum Corp.
    7.250%, due 05/01/12 ......................           1,000,000             1,025,000
Wolverine Tube, Inc., 144A
    7.375%, due 08/01/08 ......................             750,000               652,500
Wornick Co.
    10.875%, due 07/15/11 .....................             950,000               964,250
WRC Media, Inc.
    12.750%, due 11/15/09 .....................           1,850,000             1,958,687
Wynn Las Vegas Capital Corp.
    6.625%, due 12/01/14 ......................           1,500,000             1,458,750
Xerox Capital Trust I
    8.000%, due 02/01/27 ......................           1,125,000             1,164,375
                                                                             ------------
Total U.S. Bonds                                                              187,558,117
                                                                             ------------
INTERNATIONAL BONDS -- 8.44%
INTERNATIONAL CORPORATE BONDS -- 8.44%
CANADA -- 5.00%
Ainsworth Lumber Co., Ltd.
    7.250%, due 10/01/12 ......................           1,200,000             1,143,000
Calpine Canada Energy Finance ULC
    8.500%, due 05/01/08 ......................           2,950,000             2,123,999
Donohue Forest Products
    7.625%, due 05/15/07 ......................           1,475,000             1,489,750
Jean Coutu Group, Inc.
    8.500%, due 08/01/14 ......................           2,150,000             2,123,125
MAAX Corp.
    9.750%, due 06/15/12 ......................             500,000               441,250
Maax Holdings, Inc., 144A (a)
    0.000%, due 12/15/12 ......................             500,000               217,500
Methanex Corp.
    8.750%, due 08/15/12 ......................           1,000,000             1,143,750
Millar Western Forest Products Ltd.
    7.750%, due 11/15/13 ......................             500,000               468,750
Rogers Wireless Communications, Inc.
    7.250%, due 12/15/12 ......................             300,000               324,000
    7.500%, due 03/15/15 ......................             300,000               326,250
    8.000%, due 12/15/12 ......................             150,000               161,625
Tembec Industries, Inc.
    8.500%, due 02/01/11 ......................             400,000               309,000
    8.625%, due 06/30/09 ......................             650,000               529,750
                                                                             ------------
                                                                               10,801,749
                                                                             ------------
CAYMAN ISLANDS -- 0.74%
Bluewater Finance Ltd.
    10.250%, due 02/15/12 .....................           1,500,000             1,605,000
                                                                             ------------
FRANCE -- 1.51%
Compagnie Generale de
    Geophysique S.A., 144A
    7.500%, due 05/15/15 ......................           1,000,000             1,042,500
Rhodia S.A.
    7.625%, due 06/01/10 ......................             750,000               727,500
    10.250%, due 06/01/10 .....................           1,400,000             1,501,500
                                                                             ------------
                                                                                3,271,500
                                                                             ------------
NORWAY -- 0.73%
Petroleum Geo-Services ASA
    10.000%, due 11/05/10 .....................           1,400,000             1,568,000
                                                                             ------------
SWEDEN -- 0.46%
Stena AB
    7.000%, due 12/01/16 ......................             750,000               695,625
    7.500%, due 11/01/13 ......................             300,000               295,500
                                                                             ------------
                                                                                  991,125
                                                                             ------------
Total International Corporate Bonds ...........                                18,237,374
                                                                             ------------
Total Bonds (Cost $205,492,546) ...............                               205,795,491
                                                                             ------------

                                                          SHARES
                                                       ------------
EQUITIES -- 0.00%
U.S. EQUITIES -- 0.00%
MEDIA -- 0.00%
    Pegasus Communications Corp., Class A (d)                 2,323                 8,246
                                                                             ------------
Total U.S. Equities ...........................                                     8,246
                                                                             ------------
WARRANTS -- 0.00% (C)(D)(E)
    Dayton Superior Corp.
        expires 06/15/09 144A .................               1,500                    15
    HF Holdings, Inc.,
        expires 9/27/09 144A  .................               8,680                    87
    Pliant Corp.,
        expires 06/01/10 144A (f) .............               1,090                    11
                                                                             ------------
                                                                                      113
                                                                             ------------
Total Equities (Cost $4,833,168) ..............                                     8,359
                                                                             ------------

--------------------------------------------------------------------------------

    UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                          SHARES                VALUE
                                                       ------------          ------------
SHORT-TERM INVESTMENT -- 1.55%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $3,338,028) ..........           3,338,028          $  3,338,028
                                                                             ------------
Total Investments -- 96.85%
    (Cost $213,663,742)........................                               209,141,878
Cash and other assets, less liabilities -- 3.15%                                6,801,513
                                                                             ------------
Net Assets -- 100.00%..........................                              $215,943,391
                                                                             ============

NOTES TO SCHEDULE OF INVESTMENTS

          Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $213,663,742; and net unrealized depreciation consisted of:

Gross unrealized appreciation ...........................     $ 4,148,505
Gross unrealized depreciation ...........................      (8,670,369)
                                                              -----------
   Net unrealized depreciation ..........................     $(4,521,864)
                                                              ===========

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.

(b)     Security is in default.

(c) Security is illiquid. These securities amounted to $113 or 0.00% of net assets.

(d)     Non-income producing security.

(e)     Represents a restricted security.

(f) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2005, the value of this security amounted to $11 or 0.00% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $24,326,176 or 11.27% of net assets.

RESTRICTED SECURITIES

                                                                                     Acquisition
                                                                                     Cost                         Market Value
                                                     Acquisition     Acquisition     Percentage        Market     Percentage of
Security                                             Date            Cost            of Net Assets     Value      Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Dayton Superior Corp.,
    expires 06/15/09 144A ....................       08/17/00        $         0     0.00%             $15        0.00%
HF Holdings, Inc.,
    expires 09/27/09 144A ....................       01/08/01          4,746,048     2.20               87        0.00
Pliant Corp.,
    expires 06/01/10 144A ....................       11/27/00                  0     0.00               11        0.00

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.              77

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Emerging Markets Debt Relationship Fund (the "Fund") returned 6.20%, versus the 5.11% return of its benchmark, the Emerging Markets Debt Benchmark Index (the "Index").* Since inception on June 30, 1995, through period end, the Fund returned 18.38% on an annualized basis, versus the 14.52% annualized return for the Index. (Returns over various time periods are shown on page 79; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's consistent approach and our emphasis on bottom-up research and strong fundamentals allowed us to deliver strong relative performance over the reporting period.

CHANGING MARKET CONDITIONS

Emerging markets debt (EMD) once again posted solid returns for the first six months of 2005. However, these results conceal some periods of volatility. In the first quarter of 2005, the EMD market declined and spreads rose. This downturn did not appear to have been a function of fundamentals, as credit conditions in most emerging economies continued to improve. Instead, it was driven down by a period of risk aversion. The situation changed in the second quarter, when US Treasuries rallied and the EMD market rallied also.

The six months covered by this report also contained a great deal of variance in country returns. The Dominican Republic delivered the best performance. Russia, Mexico and Brazil also exceeded or met the overall market return. Conversely, the worst return for the six-month period was in Argentina, as investor uncertainty over the country's debt restructuring deal played out.

CONSISTENT STRATEGY BENEFITS RELATIVE PERFORMANCE

Our response to these changing market conditions was not to consider the external factors impacting various emerging markets, but rather to focus primarily on market fundamentals and our in-depth research capabilities to identify attractive opportunities.

This strategy drove the Fund's country allocations. Our largest overweight position during the period relative to the Index was to Argentina, followed by Russia and the Dominican Republic. With regard to Argentina, we focused on what we believed were fundamentally strong securities, such as the Boden 12. These 2012-dated bonds were created as a part of Argentina's public debt restructuring efforts and were "performing," not to be confused with any of the defaulted Argentinian debt from their currency crisis. These bonds helped Fund performance, as they significantly outperformed the market. Our largest underweights were to Colombia and Venezuela. Venezuela, in particular, delivered worse-than-expected returns over the period, with any potential benefits from higher energy prices offset by political concerns.

After lowering our exposure to Venezuela during the first quarter of 2005, the Fund increased its position in local markets (local bonds that are denominated in local currencies instead of US dollars) to more than 23%.

--------------------------------------------------------------------------------

*An unmanaged index compiled by the Advisor constructed as follows: 100% J.P.
 Morgan EMBI Global.

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                     6 months       1 year      3 years      5 years      Annualized
                                                      ended         ended        ended        ended      06/30/95* to
                                                     06/30/05      06/30/05     06/30/05     06/30/05      06/30/05
---------------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND**          6.20%         25.51%       20.98%      16.38%        18.38%
---------------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund***         5.67          24.88        20.78       16.26         18.32
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark(1)                     5.11          20.17        18.27       12.60         14.52
---------------------------------------------------------------------------------------------------------------------
JP Morgan EMBI Global                                  5.11          20.17        18.27       12.60         14.13
---------------------------------------------------------------------------------------------------------------------
JP Morgan EMBI+                                        5.52          21.37        19.85       13.00         14.73
---------------------------------------------------------------------------------------------------------------------

*   Performance inception date of UBS Emerging Markets Debt Relationship Fund.

** Total Return based on NAV - Does not include the payment of a 0.50% transaction charge on Fund share purchases.

*** Standardized total return - Includes the payment of a 0.50% transaction charge on a Fund share purchased after 12/31/95.

1   An unmanaged index compiled by the Advisor, constructed as follows:
    Inception 12/31/90 - 12/31/95: 100% J.P. Morgan EMBI; 1/1/96 - 6/30/2000:
    100% J.P. Morgan EMBI+; 7/1/2000 - current: 100% J.P. Morgan EMBI Global.

    Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation Of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Beginning             Ending            Expenses Paid
                                                    Account Value        Account Value        During Period*
                                                   January 1, 2005       June 30, 2005        1/1/05-6/30/05
------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00            $1,062.00               $1.06
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               1,000.00             1,023.77                1.04
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.2074%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
As of June 30, 2005

                                              Percentage of
                                               Net Assets
-----------------------------------------------------------
Russian Federation
   5.000%, due 03/31/30                           13.1%
Federal Republic of Brazil, PAR
   6.000%, due 04/15/24                            8.2
Republic of Argentina
   0.015%, due 12/31/33                            5.9
United Mexican States
   7.300%, due 08/15/31                            5.0
United Mexican States
   8.500%, due 04/08/33                            5.0
Johor Corp.
   1.000%, due 07/31/12                            4.5
Republic of Argentina
   3.010%, due 08/03/12                            3.5
National Power Corp.
   9.875%, due 03/16/10                            3.4
Russian Federation
   8.250%, due 03/31/10                            3.4
Federal Republic of Brazil
   8.875%, due 10/14/19                            2.7
-----------------------------------------------------------
Total                                             54.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As a Percent of Net Assets
As of June 30, 2005
--------------------------------------------------------------------------------

INTERNATIONAL BONDS
    Commercial Banks ............................         3.16%
    Construction & Engineering ..................         0.13
    Electric Utilities ..........................         3.38
    Oil & Gas ...................................         2.78
    Real Estate .................................         4.53
    Foreign Government Bonds ....................        80.57
                                                        ------
        Total International Bonds ...............        94.55*
SHORT-TERM INVESTMENTS ..........................         3.62*
                                                        ------
    TOTAL INVESTMENTS ...........................        98.17
CASH AND OTHER ASSETS, LESS LIABILITIES .........         1.83
                                                        ------
NET ASSETS ......................................       100.00%
                                                        ======

--------------------------------------------------------------------------------

The Fund held a long position in U.S. Treasury futures which increased the bond exposure from 94.55% to 94.57%. The Fund also held a short position in U.S. Treasury futures which reduced the bond exposure from 94.55% to 94.28%. These adjustments resulted in a net decrease to the Fund's exposure to Short-Term Investments from 3.62% to 3.37%.

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               FACE
                                                              AMOUNT          VALUE
                                                          --------------   ------------
INTERNATIONAL BONDS -- 94.55%

ARGENTINA -- 13.10%
Banco de Galicia y Buenos Aires
  4.000%, due 01/01/14(a) ............................... $    2,260,000    $ 1,932,300
  7.190%, due 01/01/10+ .................................        400,000        387,000
  11.000%, due 01/01/19 .................................        210,125        218,530
Republic of Argentina
  0.015%, due 12/31/33@ ................................. ARS 15,915,192      5,640,758
  2.000%, due 01/03/16 .................................. $      295,000        152,662
  3.010%, due 08/03/12+ .................................      3,735,000      3,376,440
  5.085%, due 04/30/13@ .................................      1,000,000        810,000
                                                                            -----------
                                                                             12,517,690
                                                                            -----------
BRAZIL -- 16.39%
Brazil Real Credit-Linked Note @
  12.246%, due 01/03/07 ................................. $    1,160,747        906,902
Federal Republic of Brazil
  4.313%, due 04/15/12+ .................................        765,892        736,692
  8.875%, due 10/14/19 ..................................      2,420,000      2,565,200
  8.875%, due 04/15/24 ..................................      1,202,000      1,247,075
  11.000%, due 08/17/40 .................................        520,000        624,780
Federal Republic of Brazil, C
  8.000%, due 04/15/14 ..................................      1,530,461      1,566,810
Federal Republic of Brazil, DCB+
  4.313%, due 04/15/12 ..................................        172,930        166,337
Federal Republic of Brazil, PAR+(g)
  6.000%, due 04/15/24 ..................................      8,140,000      7,855,100
                                                                            -----------
                                                                             15,668,896
                                                                            -----------
COLOMBIA -- 0.59%
Republic of Colombia
  10.375%, due 01/28/33 ................................. $      470,000        560,475
                                                                            -----------
DOMINICAN REPUBLIC -- 2.40%
Republic of Dominican
  9.040%, due 01/23/18 .................................. $      610,000        634,400
  9.500%, due 09/27/11 ..................................      1,550,000      1,658,500
                                                                            -----------
                                                                              2,292,900
                                                                            -----------
ECUADOR -- 1.61%
Republic of Ecuador
  4.000%, due 02/28/15+ ................................. $      745,583        465,989
  8.000%, due 08/15/30 (a) ..............................      1,275,000      1,071,000
                                                                            -----------
                                                                              1,536,989
                                                                            -----------
EL SALVADOR -- 0.82%
Republic of El Salvador
  8.250%, due 04/10/32 .................................. $      740,000        788,100
                                                                            -----------
INDONESIA -- 1.90%
Republic of Indonesia, 144A
  7.250%, due 04/20/15 .................................. $    1,810,000      1,819,050
                                                                            -----------

MALAYSIA -- 4.53%
Johor Corp.
  1.000%, due 07/31/12(a) ............................... MYR 15,710,000      4,330,586
                                                                            -----------
MEXICO -- 13.76%
Conproca S.A. de C.V.
  12.000%, due 06/16/10 ................................. $      100,000        123,250
Mexican Bonos
  8.000%, due 12/28/06 .................................. MXN  5,500,000        501,823
  9.500%, due 12/18/14 ..................................     10,000,000        933,389
PEMEX Project Funding Master Trust
  9.125%, due 10/13/10 .................................. $    1,720,000      2,014,980
  9.250%, due 03/30/18,144A .............................         10,000         12,750
United Mexican States
  7.500%, due 04/08/33 ..................................      4,129,000      4,768,995
  8.300%, due 08/15/31(g) ...............................      3,850,000      4,793,250
                                                                            -----------
                                                                             13,148,437
                                                                            -----------
NETHERLANDS -- 0.51%
ING Bank NV
  11.890%, due 12/30/09 ................................. UAH  2,120,000        482,155
                                                                            -----------
PERU -- 0.96%
Republic of Peru
  8.750%, due 11/21/33 .................................. $      810,000        913,275
                                                                            -----------
PHILIPPINES -- 6.42%
National Power Corp.
  9.875%, due 03/16/10 .................................. $    2,985,000      3,234,994
Republic of Philippines
  6.500%, due 12/01/17+(c) ..............................        320,000        317,560
  9.500%, due 02/02/30 ..................................      2,135,000      2,180,262
  10.625%, due 03/16/25 .................................        360,000        402,732
                                                                            -----------
                                                                              6,135,548
                                                                            -----------
POLAND -- 0.81%
Republic of Poland
  5.750%, due 06/24/08 .................................. PLN  2,500,000        770,837
                                                                            -----------
QATAR -- 0.89%
State of Qatar
  9.750%, due 06/15/30 .................................. $      550,000        853,875
                                                                            -----------
RUSSIA -- 16.48%
Russian Federation
  5.000%, due 03/31/30 (a) .............................. $   11,190,000     12,532,800
  8.250%, due 03/31/10 ..................................      2,950,000      3,215,500
                                                                            -----------
                                                                             15,748,300
                                                                            -----------
SERBIA -- 2.03%
Serbia NFA Loan (c)
  8.400%, due 04/01/49 .................................. $    2,460,000      1,943,400
                                                                            -----------
SLOVAKIA -- 1.03%
Republic of Slovakia@
  3.767%, due 01/14/07 .................................. SKK 32,500,000        987,476
                                                                            -----------
TURKEY -- 4.16%
Republic of Turkey
  8.000%, due 02/14/34 .................................. $      360,000        373,500
  11.875%, due 01/15/30 .................................        570,000        822,938
  12.375%, due 06/15/09 .................................        170,000        209,950
Turkish Credit Linked Notes
  0.000%, due 04/27/07 * ................................ TRL  1,284,230      1,071,233
  6.330%, due 07/20/09 ..................................      1,500,000      1,500,000
                                                                            -----------
                                                                              3,977,621
                                                                            -----------
UKRAINE -- 2.90%
NAK Naftogaz Ukrainy
  8.125%, due 09/30/09 .................................. $      600,000        631,500
                                                                            -----------

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               FACE
                                                              AMOUNT           VALUE
                                                          --------------   ------------
Republic of Ukraine
  7.650%, due 06/11/13 .................................. $    1,400,000    $ 1,543,500
Ukraine Credit Linked Note *
  0.000%, due 12/30/09 .................................. UAH  2,520,000        596,399
                                                                            -----------
                                                                              2,771,399
                                                                            -----------
URUGUAY -- 0.65%
Republic of Uruguay
  7.500%, due 03/15/15 .................................. $      330,000        323,400
  9.250%, due 05/17/17 ..................................        280,000        301,000
                                                                            -----------
                                                                                624,400
                                                                            -----------
VENEZUELA -- 2.61%
Republic of Venezuela
  7.650%, due 04/21/25 ..................................        820,000        738,000
  9.250%, due 09/15/27 ..................................        860,000        901,710
  9.375%, due 01/13/34 ..................................        820,000        858,950
                                                                            -----------
                                                                              2,498,660
                                                                            -----------
Total International Bonds
  (Cost $85,706,255) ....................................                    90,370,069
                                                                            -----------

                                                                SHARES
                                                             ------------
SHORT-TERM INVESTMENTS -- 3.62%
OTHER -- 0.86%
UBS Supplementary Trust -- U.S. Cash
  Management Prime Fund,
  yield of 3.28% ........................................        817,204        817,204
                                                                            -----------
                                                               FACE
                                                              AMOUNT           VALUE
                                                          --------------   ------------
TIME DEPOSITS -- 2.34%
Russia Over the Counter(d)(e)
3.000%, due 08/22/05 ....................................   $  1,200,000    $ 1,173,295
3.500%, due 08/22/05 ....................................        970,000        965,716
Russian Ruble Deposit
3.050%, due 08/22/05(d) .................................        100,000         97,970
                                                                            -----------
                                                                              2,236,981
                                                                            -----------
U.S. GOVERNMENT OBLIGATIONS -- 0.42%
U.S. Treasury Bills, yield of 2.64%
  due 07/21/05 (f).......................................        400,000        399,416
                                                                            -----------
Total Short-Term Investments
  (Cost $3,486,619)......................................                     3,453,601
                                                                            -----------
Total Investments -- 98.17%
  (Cost $89,192,874).....................................                    93,823,670
Cash and other assets, less liabilities -- 1.83%.........                     1,752,945
                                                                            -----------
Net Assets -- 100.00% ...................................                   $95,576,615
                                                                            ===========

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $89,192,874; and net unrealized appreciation consisted of:

Gross unrealized appreciation.................................   $4,788,431
Gross unrealized depreciation.................................     (157,635)
                                                                 ----------
  Net unrealized appreciation ................................   $4,630,796
                                                                 ==========

+ Variable rate security -- The rate disclosed is that in effect at June 30, 2005.

@      Interest rate reflects yield at June 30, 2005.

* Reflects annualized yield at June 30, 2005 on zero coupon bonds. Yields are less than 0.001%.

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.

(b)    Security is in default.

(c) Security is illiquid. These securities amounted to $2,260,960 or 2.37% of net assets.

(d) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2005, the value of these securities. amounted to $2,236,981 or 2.34% of net assets.

(e) Security represents a structured product denominated in U.S. dollars which has a foreign currency exposure to the Russian Ruble.

(f) This security was pledged to cover margin requirements for futures contracts.

(g) All or a portion of these securities have been pledged to cover open forward foreign currency contracts.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in trans actions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $1,831,800 or 1.92% of net assets.

ARS    Argentina Peso

C      Front-Loaded Interest Reduction with Capitalized Interest Bond

DCB    Debt Conversion Bond

MYR    Malaysian Ringgit

MXN    Mexican Peso

--------------------------------------------------------------------------------

    UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

PAR      Par Bond

PLN      Polish Zloty

SKK      Slovakia Koruna

TRL      Turkish Lira

UAH      Ukraine Hryvnia

FORWARD FOREIGN CURRENCY CONTRACTS
The UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2005:

                                                                                                               UNREALIZED
                                                                   CONTRACTS      IN EXCHANGE     MATURITY    APPRECIATION/
                                                                  TO DELIVER          FOR           DATES    (DEPRECIATION)
                                                                --------------  ----------------  ---------   --------------
Chinese Renminbi ...........................................      17,059,122      USD  2,121,781   07/05/05     $  60,604
Euro .......................................................       2,500,000      USD  3,215,575   07/21/05       187,350
Euro .......................................................       1,390,000      USD  1,680,427   07/21/05        (3,267)
Mexican Peso ...............................................      24,887,434      USD  2,189,831   07/05/05      (118,750)
New Turkish Lira ...........................................         125,505      USD     75,072   04/27/07        (9,757)
New Turkish Lira ...........................................       1,671,799      USD  1,000,000   04/27/07      (129,976)
Ukraine Hryvna .............................................       3,015,886      USD    601,973   07/29/05         1,517
Ukraine Hryvna .............................................       3,015,886      USD    601,373   07/29/05           917
United States Dollar .......................................       2,088,659      CNY 17,059,122   07/05/05       (27,482)
United States Dollar .......................................         157,677      EUR    130,000   07/21/05          (210)
United States Dollar .......................................         349,583      EUR    290,000   07/21/05         1,691
United States Dollar .......................................       2,121,781      MXN 24,887,434   07/05/05       186,800
United States Dollar .......................................       2,618,988      THB104,000,000   07/21/05      (103,669)
                                                                                                                ---------
   Total net unrealized appreciation on forward
     foreign currency contracts ............................                                                    $  45,768
                                                                                                                =========

Currency Type Abbreviations

CNY Chinese Renminbi

EUR Euro

MXN Mexican Peso

THB Thai Baht

USD United States Dollar

FUTURES CONTRACTS

UBS Emerging Markets Debt Relationship Fund had the following open futures contracts as of June 30, 2005:

                                                                                                                   UNREALIZED
                                                                       EXPIRATION         COST/        CURRENT    APPRECIATION/
                                                                          DATE          PROCEEDS        VALUE    (DEPRECIATION)
                                                                    --------------  ----------------  ---------   --------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
10 Year U.S. Treasury Note, 20 contracts ..........................   September 2005  $ 2,253,265     $ 2,269,375   $  16,110
U.S. INTEREST RATE FUTURES SALE CONTRACTS:
10 Year U.S. Long Bond (Chicago Board of Trade), 123 contracts.....   September 2005   14,346,642      14,606,250    (259,608)
                                                                                                                    ---------
   Total net unrealized depreciation on futures contracts .........                                                 $(243,498)
                                                                                                                    =========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2005 was $399,416.

--------------------------------------------------------------------------------

84             See accompanying notes to financial statements.

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Securitized Mortgage Relationship Fund (the "Fund") returned 1.25%. Since inception on September 26, 2001, through period end, the Fund returned 4.69% on an annualized basis. (Fund and market index returns over various time periods are shown on page 86; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's performance during this period was largely a result of its defensive strategy and its weighting among the three securitized sectors. Keep in mind that the Fund seeks to identify the most attractive mortgage securities possible, but generally does not manage interest rate exposure relative to the market index within the structure of the Fund.

TECHNICAL FACTORS DRIVE MARKET PERFORMANCE

After a strong start early in the year, the US securitized markets stalled, faced with increasing concerns about a correction in real estate and widening spreads. Nonetheless, by the end of the six-month reporting period, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) all delivered positive returns and outperformed US Treasuries.

Much of the market's performance was driven by technical rather than fundamental factors. Demand was initially high, with a massive amount of new issues easily absorbed by investor demand. Non-agency MBS volume was particularly high, with a new hybrid ARM (adjustable rate mortgage) and home equity ABS becoming increasingly popular. When investor demand lessened and the Federal Reserve Board raised rates, spreads on these products moved higher.

DEFENSIVE STRATEGY IN CHANGING MARKET ENVIRONMENT

Our strategy in this environment was to maintain a defensive, or short duration, posture. We searched for issues with high-quality cash flows that investors had overlooked due to concerns regarding the issuer or collateral type. The decline in interest rates during the spring negatively impacted martgages, as prepayments then accelerated.

During the reporting period, the Fund did well with its more seasoned, 6% and 6-1/2% coupon MBS, as these pools become harder to find. We began to favor adjustable-rate mortgage (ARM) pools over fixed-rate pools, as we believe ARMs are better positioned to benefit from a rising rate environment. In the ABS sector, we found fixed-rate, second lien home equity loan pools to be attractive because they tend to perform rather predictably in a rising rate environment. In CMBS, we focused on opportunities in the secondary market. In our view, CMBS offered a compelling risk/return profile and greater opportunities at the issue-specific level.

--------------------------------------------------------------------------------

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                      6 months         1 year        3 years        Annualized
                                                        ended           ended          ended       09/26/01* to
                                                      06/30/05        06/30/05       06/30/05        06/30/05
------------------------------------------------------------------------------------------------------------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND         1.25%           4.13%          4.17%           4.69%
------------------------------------------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index                    2.15            6.14           4.68            5.00
------------------------------------------------------------------------------------------------------------------

* Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs:(1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning            Ending            Expenses Paid
                                                 Account Value       Account Value        During Period*
                                                January 1, 2005      June 30, 2005        1/1/05-6/30/05
----------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00            $1,012.50              $0.60
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           1,000.00             1,024.19               0.61
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.1209%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF JUNE 30, 2005

                                                Percentage of
                                                  Net Assets
-------------------------------------------------------------
Federal National Mortgage Associaton
  5.000%, due 08/25/34                               1.6%
Federal National Mortgage Association
  4.951%, due 02/01/35                               1.6
Structured Asset Securities Corp.,
  02-23XS, Class A7
  6.080%, due 11/25/32                               1.5
Federal National Mortgage Association
  6.500%, due 12/01/29                               1.4
GreenTree Financial Corp.,
  99-1, Class A5,
  6.110%, due 09/01/23                               1.4
Federal National Mortgage Association
  5.500%, due 12/01/17                               1.3
Federal Home Loan Mortgage Corp., Gold
  6.500%, due 02/01/29                               1.3
GreenTree Financial Corp., 99-3, Class A5
  6.160%, due 02/01/31                               1.1
Federal National Mortgage Association
  5.500%, due 09/01/19                               1.1
GSR Mortgage Loan Trust, 05-4F, Class 3A1
  6.500%, due 04/25/20                               1.0
-------------------------------------------------------------
Total                                               13.3%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

BONDS
U.S. BONDS
Asset-Backed Securities......................       8.90%
Commercial Mortgage-Backed Securities........       5.00
Mortgage-Backed Securities ..................      82.58
                                                  ------
  Total U.S. Bonds                                 96.48
International Asset-Backed Securities........       0.23
TOTAL BONDS                                        96.71
SHORT-TERM INVESTMENT .......................       5.39
                                                  ------
  TOTAL INVESTMENTS..........................     102.10
LIABILITIES, IN EXCESS OF CASH AND OTHER
  ASSETS ....................................      (2.10)
                                                  ------
NET ASSETS ..................................     100.00%
                                                  ======

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June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                FACE
                                                               AMOUNT          VALUE
                                                            ------------   ------------
BONDS -- 96.71%
U.S. BONDS -- 96.48%
ASSET-BACKED SECURITIES -- 8.90%
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31 ...................................  $ 10,628,153   $ 10,770,736
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30 ...................................     3,966,314      4,073,028
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32 ...................................     5,222,890      5,316,740
Conseco Finance, 01-C, Class M2+
  4.370%, due 08/15/33 ...................................     2,379,715      2,389,256
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  3.734%, due 12/25/32 ...................................       263,696        265,149
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  3.654%, due 06/25/33 ...................................     1,334,494      1,336,924
C.S. First Boston Mortgage Securities
  Corp., 05-AGE1, Class A2(a)
  4.640%, due 02/25/32 ...................................     7,550,000      7,540,151
First Franklin Mortgage Loan Asset
  Backed Certificates,
  04-FFB, Class A1(a)
  4.167%, due 06/25/24 ...................................     4,407,598      4,396,541
Greenpoint Manufactured Housing,
  00-1, Class A2
  7.600%, due 09/20/22 ...................................     1,283,571      1,303,511
Green Tree Financial Corp.,
  94-5, Class A5
  8.300%, due 11/15/19 ...................................       952,057      1,006,651
Green Tree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27 ...................................       709,530        757,090
Green Tree Financial Corp.,
  99-1, Class A5
  6.110%, due 09/01/23 ...................................    15,130,000     15,501,845
Green Tree Financial Corp.,
  99-3, Class A5
  6.160%, due 02/01/31 ...................................    12,747,100     12,934,723
Green Tree Financial Corp.,
  99-3, Class A6
  6.500%, due 02/01/31 ...................................     2,185,000      2,265,204
Green Tree Financial Corp.,
  99-4, Class A5
  6.970%, due 05/01/31 ...................................     9,843,959     10,090,733
Metris Master Trust,
  04-2, Class B+
  3.930%, due 10/20/10 ...................................     3,750,000      3,762,893
Metris Master Trust,
  04-2, Class C, 144A+
  4.610%, due 10/20/10 ...................................     4,000,000      4,033,125
Providian Gateway Master Trust,
  04-AA, Class A, 144A+
  3.450%, due 03/15/11 ...................................     2,500,000      2,507,000
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  4.120%, due 03/15/11 ...................................     2,270,000      2,285,890
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  5.070%, due 03/15/11....................................     3,510,000      3,576,690
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  4.620%, due 07/15/10....................................     2,140,000      2,156,478
RAFC Asset-Backed Trust,
  01-1, Class A3 (a)
  5.115%, due 11/25/29....................................     1,000,487        999,574
WFS Financial Owner Trust,
  04-3, Class D
  4.070%, due 02/17/12....................................       811,086        808,407
WFS Financial Owner Trust,
  05-1, Class D
  4.090%, due 08/17/12....................................     2,000,000      1,988,504
                                                                           ------------
                                                                            102,066,843
                                                                           ------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.00%
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class E, 144A+
  4.720%, due 11/15/13....................................     2,287,160      2,286,408
Commercial Mortgage Pass-Through
  Certificates, 01-FL5A, Class F, 144A+
  3.884%, due 11/15/13....................................     4,400,000      4,360,644
Commercial Mortgage Pass-Through
  Certificates, 04-CNL, Class G, 144A+
  4.200%, due 09/15/14....................................     3,500,000      3,503,995
Commercial Mortgage Pass-Through
  Certificates, 04-HTL1, Class A2, 144A+
  3.540%, due 07/15/16....................................     5,000,000      5,004,396
Federal National Mortgage Association,
  97-M3, Class Z +
  6.996%, due 03/17/20....................................     5,021,299      5,230,827
Four Times Square Trust,
  00-4TS, Class C, 144A
  7.860%, due 04/15/15....................................     7,200,000      8,191,741
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15....................................     5,275,000      5,857,952
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15....................................     3,460,000      3,806,790
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15....................................     3,250,000      3,526,520
Nomura Asset Securities Corp.,
  96-MD5, Class A1B
  7.120%, due 04/13/39....................................     6,337,000      6,476,020
Salomon Brothers Mortgage Securities
  VII, 03-CDCA, Class C, 144A+
  3.770%, due 02/15/15....................................     5,000,000      5,028,410
Wachovia Bank Commercial Mortgage
  Trust, 02-WHL, Class L, 144A+
  6.220%, due 03/15/15....................................     4,000,000      4,006,452
                                                                           ------------
                                                                             57,280,155
                                                                           ------------
MORTGAGEBACKED SECURITIES -- 82.58%
Adjustable Rate Mortgage Trust,
  05-1, Class CB1+
  4.709%, due 05/25/35....................................     4,990,791      4,935,368

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                                                                              89
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June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                FACE
                                                               AMOUNT          VALUE
                                                            ------------   ------------
Adjustable Rate Mortgage Trust,
05-3, Class CB1+
  4.893%, due 07/25/35 ...................................  $  9,436,735   $  9,435,546
Banc of America Mortgage Securities:
  02-K, Class 1A1+
  6.415%, due 10/20/32 ...................................     4,413,241      4,517,663
  02-9, Class 1A15
  6.250%, due 10/25/32....................................     5,674,243      5,660,616
Bank of America Alternative Loan Trust,
  04-10, Class 2CB1
  6.000%, due 11/25/34 ...................................     4,575,905      4,714,080
Bear Stearns Adjustable Rate Mortgage
  Trust, 05-1, Class B1+
  4.941%, due 03/25/35 ...................................     7,914,163      7,842,441
Bear Stearns Adjustable Rate Mortgage
  Trust, 05-3, Class B1+
  5.179%, due 06/25/35 ...................................     7,076,845      7,111,124
Bear Stearns Alt-A Trust,
  05-2, Class 2B2+
  5.308%, due 04/25/35 ...................................     6,194,269      6,206,851
Bear Stearns Alt-A Trust,
  05-4, Class 2M1+
  5.408%, due 05/25/35 ...................................     9,996,328     10,107,225
C.S. First Boston Mortgage Securities
  Corp., 01-26, Class 5A1+
  7.404%, due 11/25/31 ...................................     1,469,565      1,474,455
C.S. First Boston Mortgage Securities
  Corp., 02-10, Class 2A1
  7.500%, due 05/25/32 ...................................     7,401,800      7,568,592
C.S. First Boston Mortgage Securities
  Corp., 03-27, Class 9A1
  7.000%, due 11/25/33 ...................................     4,087,266      4,185,103
C.S. First Boston Mortgage Securities
  Corp., 03-8, Class 5A1
  6.500%, due 04/25/33 ...................................     6,340,793      6,412,921
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13
  6.500%, due 02/25/24 ...................................        89,743         90,716
Countrywide Alternative Loan Trust,
  04-33, Class 2M1+
  5.318%, due 12/25/34 ...................................     9,987,939     10,058,254
Countrywide Alternative Loan Trust,
  04-J10, Class 4CB1
  6.500%, due 10/25/34 ...................................     6,924,037      7,208,330
Countrywide Alternative Loan Trust,
  04-J11, Class 3A1
  7.250%, due 08/25/32 ...................................     2,855,750      2,945,699
Countrywide Alternative Loan Trust,
  04-J8, Class 2A1
  7.000%, due 08/25/34 ...................................     8,515,335      8,667,564
Countrywide Alternative Loan Trust,
  05-J2, Class 2A1
  7.500%, due 04/25/35 ...................................     5,180,707      5,375,699
Federal Home Loan Mortgage Corp.
  4.515%, due 01/01/35+ ..................................     7,534,076      7,580,476
  4.530%, due 03/01/35+ ..................................     9,975,871     10,002,071
  4.570%, due 11/01/34+ ..................................     5,158,840      5,184,020
  4.619%, due 12/01/34+ ..................................     5,714,046      5,752,527
  4.663%, due 10/01/34+ ..................................    10,564,589     10,632,240
  6.334%, due 03/01/30+ ..................................     1,537,913      1,572,304
Federal Home Loan Mortgage Corp. Strips
  0.605%, due 01/01/32 PO ................................     4,143,185      3,566,206
  6.500%, due 08/01/28++ .................................     4,411,983        772,794
  6.500%, due 06/01/31++ .................................     5,307,308        846,398
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
  T-42, Class A5
  7.500%, due 02/25/42 ...................................     6,422,300      6,867,670
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13 ...................................       233,731        241,427
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29 ...................................    10,030,023     10,247,347
Federal Home Loan Mortgage Corp.,
  2178, Class PB
  7.000%, due 08/15/29 ...................................     3,866,740      4,049,245
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16 ...................................       270,000        282,885
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30 ...................................     3,694,934      3,752,835
Federal Home Loan Mortgage Corp.,
  2430, Class UC
  6.000%, due 09/15/16 ...................................     2,105,317      2,159,645
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26 ...................................       440,000        447,717
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07 ...................................        36,073         36,574
  5.500%, due 09/01/17 ...................................        74,522         76,512
  5.500%, due 12/01/17 ...................................       517,477        531,299
  5.500%, due 01/01/18 ...................................       215,289        221,039
  5.500%, due 04/01/18 ...................................       163,505        167,907
  5.500%, due 07/01/19 ...................................       324,663        333,418
  5.500%, due 06/01/20 ...................................       498,345        511,719
  5.500%, due 11/01/23 ...................................    10,245,725     10,461,641
  5.500%, due 02/01/24 ...................................     9,207,771      9,399,819
  6.000%, due 12/01/13 ...................................     1,414,846      1,462,943
  6.000%, due 12/01/17 ...................................       200,821        207,637
  6.000%, due 04/01/23 ...................................     2,231,661      2,300,258
  6.000%, due 03/01/29 ...................................       195,344        200,813
  6.000%, due 08/01/29 ...................................     7,528,761      7,742,730
  6.000%, due 10/01/29 ...................................     4,939,219      5,079,593
  6.000%, due 12/01/30 ...................................     3,855,747      3,962,292
  6.000%, due 03/01/31 ...................................        39,514         40,620
  6.000%, due 03/01/32 ...................................     3,249,354      3,337,354
  6.000%, due 10/01/33 ...................................        50,493         51,809
  6.000%, due 01/01/34 ...................................     4,095,091      4,201,775
  6.000%, due 10/01/34 ...................................     3,673,324      3,769,020
  6.000%, due 01/01/35 ...................................     3,762,012      3,860,019
  6.500%, due 01/01/29 ...................................       855,502        888,859
  6.500%, due 02/01/29 ...................................    14,337,862     14,897,882
  6.500%, due 06/01/29 ...................................     1,305,743      1,356,264
  6.500%, due 07/01/29 ...................................     1,695,514      1,761,625
  6.500%, due 09/01/29 ...................................     2,912,284      3,026,060
  6.500%, due 11/01/29 ...................................       280,894        291,847

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

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June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                FACE
                                                               AMOUNT          VALUE
                                                            ------------   ------------
  6.500%, due 03/01/32 ...................................  $  4,930,749   $  5,115,121
  6.500%, due 10/01/32 ...................................     7,830,367      8,118,352
  6.500%, due 11/01/32 ...................................       357,305        370,446
  7.000%, due 07/01/12 ...................................       534,177        559,217
  7.000%, due 04/01/32 ...................................     3,671,080      3,865,613
  7.000%, due 07/01/32 ...................................     5,661,943      5,961,973
  7.500%, due 07/01/11 ...................................       664,457        702,258
  7.500%, due 02/01/24 ...................................     1,699,228      1,823,849
  7.500%, due 05/01/24 ...................................     1,343,636      1,442,287
  8.000%, due 07/01/25 ...................................       197,022        212,636
  8.000%, due 11/01/27 ...................................       165,963        179,115
  8.000%, due 01/01/30 ...................................        61,951         66,749
  8.000%, due 02/01/34 ...................................     4,153,015      4,474,673
Federal National Mortgage Association
  3.323%, due 09/01/33+ ..................................     2,197,214      2,224,467
  3.830%, due 09/01/33+ ..................................     4,495,963      4,516,694
  3.852%, due 09/01/33+ ..................................     3,784,775      3,808,738
  4.300%, due 03/01/34+ ..................................     2,790,366      2,801,392
  4.383%, due 06/01/33+ ..................................     1,376,795      1,383,940
  4.508%, due 07/01/34+ ..................................     6,657,349      6,743,155
  4.552%, due 12/01/34+ ..................................     7,749,466      7,766,466
  4.592%, due 04/01/33+ ..................................        27,951         28,316
  4.612%, due 05/01/33+ ..................................     5,616,769      5,651,945
  4.647%, due 02/01/34+ ..................................       361,482        363,737
  4.661%, due 02/01/35+ ..................................     5,473,425      5,503,663
  4.675%, due 10/01/34+ ..................................     6,846,873      6,901,369
  4.677%, due 03/01/35+ ..................................     5,895,402      5,937,856
  4.689%, due 04/01/35+ ..................................     9,476,013      9,545,339
  4.900%, due 05/01/35+ ..................................       648,391        654,016
  4.951%, due 02/01/35+ ..................................    17,843,869     17,966,211
  5.000%, due 10/01/10 ...................................     1,231,300      1,244,231
  5.000%, due 08/25/34 ...................................    18,270,000     18,230,025
  5.004%, due 06/01/35+ ..................................       498,530        504,203
  5.115%, due 01/01/35+ ..................................     7,904,282      8,042,942
  5.500%, due 12/01/17 ...................................    15,000,000     15,384,375
  5.500%, due 09/01/19 ...................................    11,851,466     12,173,789
  5.500%, due 02/01/23 ...................................    10,252,936     10,466,350
  5.500%, due 07/01/23 ...................................     6,625,856      6,763,773
  5.500%, due 08/01/23 ...................................    10,390,888     10,607,173
  5.500%, due 11/01/23 ...................................        54,514         55,287
  5.500%, due 04/01/24 ...................................     6,206,554      6,333,787
  5.500%, due 10/01/33 ...................................     5,633,990      5,716,230
  5.500%, due 11/01/34 ...................................     5,299,992      5,375,595
  6.000%, due 03/01/12 ...................................     1,725,762      1,795,755
  6.000%, due 07/01/17 ...................................       748,336        773,978
  6.000%, due 12/01/17 ...................................     9,691,638     10,024,011
  6.000%, due 04/01/18 ...................................     2,854,998      2,952,785
  6.000%, due 02/01/19 ...................................     3,274,120      3,379,710
  6.000%, due 01/01/20 ...................................     4,771,751      4,936,129
  6.000%, due 02/01/20 ...................................     2,964,303      3,066,418
  6.000%, due 06/01/23 ...................................     2,534,829      2,611,584
  6.000%, due 01/01/24 ...................................     2,267,205      2,333,863
  6.000%, due 03/01/28 ...................................     1,796,367      1,846,301
  6.000%, due 12/01/28 ...................................       919,753        945,320
  6.000%, due 02/01/29 ...................................       728,273        748,517
  6.000%, due 03/01/29 ...................................     1,267,828      1,303,070
  6.000%, due 04/01/29 ...................................     2,443,187      2,510,567
  6.000%, due 05/01/29 ...................................     1,231,891      1,266,134
  6.000%, due 07/01/29 ...................................     4,163,334      4,282,984
  6.000%, due 12/01/29 ...................................     5,880,006      6,043,455
  6.000%, due 06/01/31 ...................................     1,556,342      1,599,264
  6.000%, due 06/01/33 ...................................        73,621         75,506
  6.000%, due 07/01/34 ...................................     3,593,145      3,685,030
  6.000%, due 11/01/34 ...................................     8,181,569      8,390,792
  6.000%, due 01/01/35 ...................................     4,743,790      4,865,100
  6.500%, due 12/01/14 ...................................     3,345,083      3,483,530
  6.500%, due 04/01/16 ...................................     1,440,491      1,502,058
  6.500%, due 08/01/16 ...................................        43,817         45,631
  6.500%, due 06/01/17 ...................................     3,118,524      3,247,828
  6.500%, due 10/01/18 ...................................     1,058,421      1,078,558
  6.500%, due 10/01/27 ...................................     4,150,126      4,311,060
  6.500%, due 08/01/28 ...................................     1,437,606      1,492,901
  6.500%, due 09/01/28 ...................................        59,492         61,780
  6.500%, due 12/01/28 ...................................     3,973,151      4,125,971
  6.500%, due 01/01/29 ...................................       706,009        733,387
  6.500%, due 04/01/29 ...................................     4,079,537      4,236,551
  6.500%, due 06/01/29 ...................................     4,193,540      4,355,073
  6.500%, due 07/01/29 ...................................       305,068        316,819
  6.500%, due 08/01/29 ...................................     1,845,211      1,916,287
  6.500%, due 12/01/29 ...................................    15,417,619     16,011,304
  6.500%, due 05/01/30 ...................................        95,477         99,149
  6.500%, due 10/01/30 ...................................     2,644,272      2,746,128
  6.500%, due 11/01/31 ...................................        99,737        103,456
  6.500%, due 04/01/32 ...................................     6,831,255      7,081,564
  7.000%, due 04/01/18 ...................................       309,843        315,475
  7.000%, due 05/01/26 ...................................     1,110,576      1,175,533
  7.000%, due 03/01/31 ...................................       431,309        456,536
  7.000%, due 11/01/31 ...................................     1,910,912      2,015,609
  7.000%, due 04/01/32 ...................................     5,093,311      5,372,657
  7.000%, due 06/01/32 ...................................     1,075,041      1,132,924
  7.000%, due 05/01/33 ...................................        29,433         31,039
  7.000%, due 10/01/33 ...................................     2,151,968      2,272,214
  7.000%, due 01/01/34 ...................................     3,075,518      3,248,971
  7.500%, due 03/01/16 ...................................       526,430        564,216
  7.500%, due 02/01/27 ...................................       741,537        793,811
  7.500%, due 05/01/31 ...................................       319,306        341,186
  8.000%, due 11/01/22 ...................................       639,176        689,730
  9.500%, due 11/01/09 ...................................       926,507        985,241
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30....................................     1,449,319      1,529,594
Federal National Mortgage Association
  Grantor Trust, 01-T3, Class A1
  7.500%, due 11/25/40....................................       458,159        483,937
Federal National Mortgage Association
  Grantor Trust, 01-T4, Class A1
  7.500%, due 07/25/41....................................     3,726,626      4,007,787
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3+
  7.500%, due 06/19/30....................................     2,999,199      3,186,640
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41....................................     6,127,129      6,547,989
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42....................................     1,936,198      2,018,427

--------------------------------------------------------------------------------

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                FACE
                                                               AMOUNT          VALUE
                                                            ------------   ------------
Federal National Mortgage Association - Strips
  0.000%, due 03/01/32 PO ................................  $  3,596,452   $  3,076,848
  0.613%, due 02/01/32 PO ................................     3,998,084      3,433,761
  6.500%, due 11/01/31++ .................................     2,014,917        346,281
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25 ...................................       451,553        494,643
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41 ...................................     4,452,602      4,677,452
Federal National Mortgage Association
  Whole Loan, 02-W1, Class 2A
  7.500%, due 02/25/42 ...................................       662,853        705,362
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.395%, due 08/25/42 ...................................     2,630,618      2,693,592
Federal National Mortgage Association
  Whole Loan, 04-W1, Class 3A+
  4.233%, due 01/25/43 ...................................     3,970,961      4,183,930
Federal National Mortgage Association
  Whole Loan, 04-W8, Class 3A
  7.500%, due 06/25/44 ...................................     5,387,195      5,752,236
Federal National Mortgage Association
  Whole Loan, 04-W12, Class 1A3
  7.000%, due 07/25/44 ...................................     3,254,290      3,436,453
Federal National Mortgage Association
  Whole Loan, 04-W15, Class 1A3
  7.000%, due 08/25/44 ...................................     3,278,162      3,482,872
Federal National Mortgage Association,
  93-106, Class Z
  7.000%, due 06/25/13 ...................................       102,475        107,492
Federal National Mortgage Association,
  01-57, Class PC
  6.500%, due 09/25/30 ...................................       571,316        570,462
Federal National Mortgage Association,
  02-53, Class PD
  6.000%, due 01/25/32 ...................................     4,515,999      4,645,562
First Horizon Alternative Mortgage
  Securities, 04-AA3, Class A1+
  5.346%, due 09/25/34 ...................................     5,727,643      5,793,714
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  3.584%, due 02/25/35 ...................................     3,649,804      3,646,705
GMAC Mortgage Corp.(b)(c)
  11.625%, due 10/01/12 ..................................        18,966         18,966
Government National Mortgage Association
  4.125%, due 12/20/29+ ..................................        86,611         87,840
  6.000%, due 09/20/28 ...................................       635,928        656,000
  6.000%, due 11/20/28 ...................................       233,141        240,500
  6.000%, due 12/20/28 ...................................        23,649         24,395
  6.000%, due 01/15/29 ...................................        46,565         48,123
  6.000%, due 02/20/29 ...................................     2,963,732      3,056,313
  6.000%, due 04/20/29 ...................................       543,731        560,716
  6.000%, due 05/20/29 ...................................     3,534,872      3,645,294
  6.000%, due 06/20/29 ...................................       260,406        268,541
  6.000%, due 07/15/29 ...................................     3,567,296      3,686,675
  6.000%, due 08/20/29 ...................................       217,733        224,535
  6.000%, due 09/20/29 ...................................       567,534        585,263
  6.000%, due 08/20/33 ...................................     3,095,171      3,188,279
  6.000%, due 02/20/34 ...................................     4,426,767      4,565,025
  6.500%, due 10/15/24 ...................................     1,121,950      1,176,533
  6.500%, due 08/15/27 ...................................       233,251        244,267
  6.500%, due 11/15/27 ...................................     1,869,514      1,957,807
  6.500%, due 03/15/28 ...................................        79,417         83,138
  6.500%, due 10/15/28 ...................................     1,270,519      1,330,056
  6.500%, due 11/15/28 ...................................       473,163        495,335
  6.500%, due 01/15/29 ...................................        63,216         66,128
  6.500%, due 05/15/29 ...................................     1,204,748      1,260,246
  6.500%, due 12/15/29 ...................................        72,121         75,443
  6.500%, due 04/15/31 ...................................     1,456,357      1,522,795
  6.500%, due 09/15/32 ...................................       794,460        830,608
  7.000%, due 03/15/12 ...................................     1,207,804      1,267,372
  7.000%, due 07/15/25 ...................................     1,686,784      1,793,126
  7.000%, due 04/15/26 ...................................       548,487        582,458
  7.000%, due 06/15/27 ...................................        95,739        101,573
  7.000%, due 08/20/29 ...................................       627,566        661,833
  7.000%, due 07/15/31 ...................................       779,681        825,857
  7.500%, due 06/15/27 ...................................       141,002        151,350
  8.000%, due 09/15/17 ...................................     1,901,496      2,060,163
  8.000%, due 11/15/20 ...................................       310,871        336,633
  8.000%, due 12/15/22 ...................................        68,658         74,322
  8.000%, due 12/15/23 ...................................       355,483        384,670
  8.500%, due 12/15/17 ...................................     1,987,446      2,168,320
Government National Mortgage Association,
  02-7, Class PE
  6.500%, due 11/20/30 ...................................       546,070        545,169
Government National Mortgage Association,
  02-23, Class PD
  6.500%, due 06/16/31 ...................................     3,024,809      3,084,364
GSMPS Mortgage Loan Trust,
  01-2, Class A, 144A
  7.500%, due 06/19/32 ...................................       624,704        661,828
GSMPS Mortgage Loan Trust,
  04-4, Class 1AF, 144A+
  3.714%, due 06/25/34 ...................................     6,634,358      6,666,799
GSR Mortgage Loan Trust,
  05-4F, Class 3A1
  6.500%, due 04/25/20 ...................................    11,100,533     11,716,442
Homebanc Mortgage Trust,
  04-1, Class 2A+
  3.744%, due 08/25/29 ...................................     5,511,208      5,535,532
Indymac Index Mortgage Loan Trust,
  04-AR4, Class B1+
  4.884%, due 08/25/34 ...................................     9,805,150      9,748,996
Indymac Index Mortgage Loan Trust,
  04-AR6, Class 1A+
  5.468%, due 10/25/34 ...................................     5,843,417      5,963,542
Indymac Index Mortgage Loan Trust,
  05-AR1, Class B1+
  5.373%, due 03/25/35 ...................................     7,977,288      8,032,132
Indymac Index Mortgage Loan Trust,
  05-AR3, Class B1+
  5.475%, due 04/25/35 ...................................     7,497,285      7,586,315
Indymac Index Mortgage Loan Trust,
  05-AR7, Class 7A1+
  5.408%, due 06/25/35 ...................................    10,461,202     10,635,283
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1++(b)
  1.000%, due 08/25/28 ...................................   133,622,221      1,717,254

--------------------------------------------------------------------------------

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                 FACE
                                                                AMOUNT          VALUE
                                                            ------------   --------------
MLCC Mortgage Investors, Inc.,
  04-E, Class XA++(b)
  0.808%, due 11/25/29 ...................................  $220,287,649   $    6,168,186
Morgan Stanley Mortgage Loan Trust,
  04-4, Class 2A+
  6.515%, due 09/25/34 ...................................     6,435,903        6,557,690
RAAC Series 04-SP2, Class A1+
  6.050%, due 01/25/32 ...................................     7,294,788        7,484,642
Residential Accredit Loans, Inc.,
  03-QS17, Class NB2
  8.000%, due 09/25/33 ...................................     2,715,581        2,912,866
Residential Accredit Loans, Inc.,
  05-QA4, Class M1+
  5.342%, due 04/25/35 ...................................     8,339,194        8,452,555
Residential Funding Mortgage Services,
  05-SA2, Class M1+
  4.999%, due 06/25/35 ...................................     6,265,000        6,219,234
Sequoia Mortgage Trust,
  04-11, Class XAI++(b)
  0.802%, due 12/20/34 ...................................   143,874,522        3,671,131
Structured Adjustable Rate Mortgage
  Loan Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34 ...................................     9,770,841        9,832,656
Structured Adjustable Rate Mortgage
  Loan Trust, 05-11, Class B1+
  5.464%, due 05/25/35 ...................................     9,995,736       10,140,987
Structured Adjustable Rate Mortgage
  Loan Trust, 05-7, Class B11+
  5.472%, due 04/25/35 ...................................     8,996,126        9,124,040
Structured Asset Mortgage Investments,
  Inc., 04-AR8, Class X1++(b)
  1.056%, due 05/19/35 ...................................   203,245,364        3,543,319
Structured Asset Securities Corp.,
  02-23XS, Class A7(a)
  6.080%, due 11/25/32 ...................................    17,391,000       17,535,846
Structured Asset Securities Corp.,
  02-6, Class 2A1
  6.250%, due 04/25/17 ...................................       384,323          383,512
Structured Asset Securities Corp.,
  04-20, Class 4A1
  6.000%, due 11/25/34 ...................................     8,410,739        8,618,074
Structured Asset Securities Corp.,
  04-5H, Class A3
  5.500%, due 12/25/33 ...................................    10,000,000       10,141,840
Vendee Mortgage Trust,
  98-2, Class 1G
  6.750%, due 06/15/28....................................     1,007,345        1,056,749
Washington Mutual MSC Mortgage
  Pass-Through Certificates,
   02-MS6, Class 3A1
  6.500%, due 09/25/32....................................       188,273          191,024
Wells Fargo Mortgage Backed Securities
  Trust, 03-18, Class A2
  5.250%, due 12/25/33....................................     4,010,402        3,972,055
Wells Fargo Mortgage Backed Securities
  Trust, 04-1, Class 1A1+
  3.387%, due 07/25/34....................................     6,227,711        6,250,081
Wells Fargo Mortgage Backed Securities
  Trust, 05-AR5, Class B1+
  5.063%, due 04/25/35....................................     7,751,937        7,834,301
Wells Fargo Mortgage Backed Securities
  Trust, 05-AR9, Class B1+
  4.355%, due 05/25/35....................................     9,921,494        9,780,423
                                                                           --------------
                                                                              946,916,289
                                                                           --------------
Total U.S. Bonds .........................................                  1,106,263,287
                                                                           --------------

INTERNATIONAL ASSET BACKED SECURITIES -- 0.23%
UNITED KINGDOM -- 0.23%
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  4.018%, due 05/15/43....................................     2,650,000        2,656,392
                                                                           --------------
Total Bonds (Cost $1,114,984,686).........................                  1,108,919,679
                                                                           --------------

                                                                SHARES
                                                             ------------
SHORT-TERM INVESTMENT -- 5.39%
  UBS Supplementary Trust -- U.S. Cash
  Management Prime Fund,
  yield of 3.28% (Cost $61,740,433).......................    61,740,433       61,740,433
                                                                           --------------
Total Investments -- 102.10%
  (Cost $1,176,725,119) ..................................                  1,170,660,112
Liabilities, in excess of cash and other
  assets -- (2.10)% ......................................                    (24,042,840)
                                                                           --------------
Net Assets -- 100.00% ....................................                 $1,146,617,272
                                                                           ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,176,725,119; and net unrealized depreciation consisted of:

Gross unrealized appreciation.................................  $  4,309,421
Gross unrealized depreciation.................................   (10,374,428)
                                                                ------------
  Net unrealized depreciation ................................  $ (6,065,007)
                                                                ============

+ Variable rate security -- The rate disclosed is that in effect at June 30, 2005.

++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received

--------------------------------------------------------------------------------

    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

        and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is the ultimate maturity date.

(b) Security is illiquid. These securities amounted to $15,118,856 or 1.32% of net assets.

(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2005, the value of this security amounted to $18,966 or 0.00% of net assets.

PO Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slowly than expected and cause the yield to decrease.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $71,719,583 or 6.25% of net assets.

Strips  Bonds that can be subdivided into a series of zero-coupon bonds.

--------------------------------------------------------------------------------

94             See accompanying notes to financial statements.

    UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Corporate Bond Relationship Fund (the "Fund") returned 2.29%. Since inception on September 15, 2003, through period end, the Fund returned 6.55% on an annualized basis. (Fund and market index returns over various time periods are shown on page 96; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's performance over the reporting period was due primarily to our duration management, quality allocation and issue selection.

CORPORATE BONDS LAG THE FIXED INCOME MARKET

The corporate bond market struggled during the reporting period, trailing all other segments of the Lehman Brothers Aggregate Bond Index for the six months ending June 30, 2005. The majority of market weakness came from the industrials sector, which fell considerably over the period. The consumer cyclical industry was the worst-performing industry within industrials, dragged down by autos and their suppliers. In the first quarter, General Motors announced larger-than-expected production cuts and lower earnings. As many expected, this announcement prompted the Standard and Poor's (S&P) rating agency to downgrade General Motor's bonds to noninvestment grade. In a surprise move, S&P then also downgraded Ford Motor's bonds. These changes represented the largest downgrade from investment grade to noninvestment grade status in history (in terms of market value) and directly affected the overall corporate bond market.

Throughout the reporting period, investors grew increasingly concerned about the state of the economy, leading to dissatisfaction with the narrow spread corporate bonds were offering. Spreads widened in response to changing investor sentiment and auto downgrades, but still remained tight by historical standards.

DEFENSIVE STRATEGY FOR PORTFOLIO CONSTRUCTION

Our in-depth research and analysis led us to believe that the corporate market was overvalued during much of the reporting period. While market fundamentals remained stable, in our opinion, the tight spreads did not compensate for the associated risks. We also remained concerned that dividend payouts, share buybacks and acquisitions would continue to trend upward, all of which would benefit shareholders rather than debt holders. As a result, we maintained a defensive posture, focusing on the five- to seven-year portion of the yield curve.

--------------------------------------------------------------------------------

    UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            6 months       1 year        Annualized
                                             ended          ended         09/15/03*
                                            06/30/05      06/30/05       to 06/30/05
--------------------------------------------------------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND          2.29%          8.82%          6.55%
--------------------------------------------------------------------------------------
Lehman Brothers Credit Index                  2.49           8.15           5.72
--------------------------------------------------------------------------------------

* Inception date of UBS Corporate Bond Relationship Fund.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning           Ending          Expenses Paid
                                             Account Value      Account Value      During Period*
                                            January 1, 2005     June 30, 2005      1/1/05-6/30/05
---------------------------------------------------------------------------------------------------
Actual                                        $1,000.00           $1,022.90            $0.50
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      1,000.00            1,024.30             0.50
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.1000%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS CORPORATE BOND RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                               Percentage of
                                                 Net Assets
------------------------------------------------------------
General Electric Capital Corp.
  6.000%, due 06/15/12                              5.5%
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                              3.2
Morgan Stanley
  6.750%, due 04/15/11                              3.2
Ford Motor Credit Co.
  5.800%, due 01/12/09                              3.1
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                              2.8
General Motors Acceptance Corp.
  6.875%, due 09/15/11                              2.7
Washington Mutual, Inc.
  5.625%, due 01/15/07                              2.5
United Mexican States
  8.125%, due 12/30/19                              2.4
Bank of America Corp.
  7.400%, due 01/15/11                              2.4
Wells Fargo Bank N.A.
  6.450%, due 02/01/11                              2.1
------------------------------------------------------------
Total                                              29.9%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

BONDS
U.S. Corporate Bonds
  Aerospace & Defense...............................    0.57%
  Airlines .........................................    0.44
  Automobiles ......................................    3.55
  Beverages ........................................    2.13
  Capital Markets ..................................    6.43
  Chemicals ........................................    2.53
  Commercial Banks .................................    8.33
  Commercial Services & Supplies ...................    1.90
  Communications Equipment .........................    0.54
  Consumer Finance..................................    9.66
  Diversified Financial Services ...................   13.65
  Diversified Telecommunication Services ...........    4.33
  Electric Utilities ...............................    5.16
  Food & Staples Retailing .........................    1.27
  Food Products ....................................    1.66
  Gas Utilities ....................................    0.49
  Hotels, Restaurants & Leisure ....................    0.64
  Household Durables ...............................    0.45
  Insurance ........................................    1.95
  IT Services ......................................    0.49
  Machinery ........................................    0.48
  Media ............................................    4.28
  Metals & Mining ..................................    0.49
  Multi-Utilities & Unregulated Power ..............    2.75
  Oil & Gas ........................................    2.60
  Paper & Forest Products ..........................    1.12
  Personal Products ................................    0.82
  Pharmaceuticals ..................................    1.13
  Real Estate ......................................    1.28
  Road & Rail ......................................    2.09
  Thrifts & Mortgage Finance .......................    3.49
  Tobacco ..........................................    1.05
  Wireless Telecommunication Services ..............    0.70
                                                      ------
     Total U.S. Corporate Bonds ....................   88.45

INTERNATIONAL BONDS
International Corporate Bonds
  Aerospace & Defense  .............................    0.50
  Commercial Banks .................................    1.61
  Diversified Telecommunication Services ...........    1.65
  Oil & Gas ........................................    1.01
  Wireless Telecommunication Services ..............    0.79
     Total International Corporate Bonds ...........    5.56

Foreign Government Bond ............................    2.44
Sovereign/Supranational Bond .......................    0.59
                                                      ------
     Total International Bonds .....................    8.59
TOTAL BONDS ........................................   97.04
SHORT-TERM INVESTMENT ..............................    1.34
                                                      ------
     TOTAL INVESTMENTS .............................   98.38
CASH AND OTHER ASSETS, LESS LIABILITIES ............    1.62
                                                      ------
NET ASSETS .........................................  100.00%
                                                      ======

--------------------------------------------------------------------------------

    UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                FACE
                                                               AMOUNT         VALUE
                                                           ------------   -------------
BONDS -- 97.04%
U.S. Corporate Bonds -- 88.45%
Alcoa, Inc.
  6.000%, due 01/15/12 ...........................         $  1,375,000   $  1,489,098
Allstate Corp.
  7.200%, due 12/01/09 ...........................            1,750,000      1,953,987
Altria Group, Inc.
  7.750%, due 01/15/27 ...........................            1,400,000      1,681,175
American Electric Power Co., Inc.
  6.125%, due 05/15/06 ...........................            1,173,000      1,193,606
American General Finance Corp.
  5.375%, due 10/01/12 ...........................            2,060,000      2,126,472
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09 ...........................            1,765,000      2,098,299
AT&T Corp.
  9.750%, due 11/15/31 ...........................            2,065,000      2,687,081
AvalonBay Communities, Inc.
  7.500%, due 08/01/09 ...........................            1,300,000      1,449,440
Avon Products, Inc.
  7.150%, due 11/15/09 ...........................            2,210,000      2,465,171
Bank of America Corp.
  7.400%, due 01/15/11 ...........................            6,300,000      7,210,218
Bank One Corp.
  7.875%, due 08/01/10 ...........................            4,750,000      5,491,598
BellSouth Corp.
  6.550%, due 06/15/34 ...........................            2,250,000      2,561,843
Boeing Capital Corp.
  7.375%, due 09/27/10 ...........................            2,200,000      2,516,540
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06 ...........................            3,325,000      3,341,625
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11 ...........................            1,650,000      1,765,318
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29 ...........................            1,350,000      1,675,561
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09 ...........................            1,150,000      1,136,479
  6.500%, due 01/15/12 ...........................            2,375,000      2,639,556
Capital One Financial Corp.
  5.500%, due 06/01/15 ...........................            1,910,000      1,954,006
Caterpillar, Inc.
  6.550%, due 05/01/11 ...........................            1,300,000      1,441,787
Cendant Corp.
  6.250%, due 01/15/08 ...........................            2,125,000      2,216,626
Centex Corp.
  7.875%, due 02/01/11 ...........................            1,175,000      1,343,302
Citigroup, Inc.
  5.000%, due 09/15/14 ...........................            4,825,000      4,935,714
  5.625%, due 08/27/12 ...........................            4,020,000      4,293,879
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11 ...........................            5,575,000      6,150,647
Computer Sciences Corp.
  3.500%, due 04/15/08 ...........................            1,515,000      1,480,031
ConAgra Foods, Inc.
  6.750%, due 09/15/11 ...........................            1,625,000      1,798,303
Coors Brewing Co.
  6.375%, due 05/15/12 ...........................            1,300,000      1,410,161
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08 ...........................            3,220,000      3,126,501
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08 ...........................            8,675,000      8,542,134
Devon Financing Corp., ULC
  6.875%, due 09/30/11 ...........................            2,930,000      3,278,573
Dominion Resources, Inc.
  8.125%, due 06/15/10 ...........................            1,350,000      1,555,457
Dow Chemical Co.
  6.125%, due 02/01/11 ...........................            3,375,000      3,664,258
Duke Capital LLC
  5.668%, due 08/15/14 ...........................            2,825,000      2,934,839
Duke Energy Field Services LLC
  7.875%, due 08/16/10 ...........................            2,025,000      2,324,662
EOP Operating LP
  7.250%, due 06/15/28 ...........................            2,075,000      2,418,805
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11 ...........................            1,910,000      2,211,637
FirstEnergy Corp., Series B
  6.450%, due 11/15/11 ...........................            2,775,000      3,032,037
Ford Motor Co.
  7.450%, due 07/16/31 ...........................            2,600,000      2,170,522
Ford Motor Credit Co.
  5.800%, due 01/12/09 ...........................            9,900,000      9,398,030
FPL Group Capital, Inc.
  6.125%, due 05/15/07 ...........................              975,000      1,009,657
  7.625%, due 09/15/06 ...........................              610,000        634,959
General Electric Capital Corp.
  6.000%, due 06/15/12 ...........................           15,100,000     16,468,332
  6.750%, due 03/15/32 ...........................            1,850,000      2,282,878
General Motors Acceptance Corp.
  6.875%, due 09/15/11 ...........................            8,970,000      8,280,099
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11 ...........................            8,775,000      9,784,406
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09 ...........................            1,775,000      1,938,797
Hartford Financial Services Group, Inc.
  4.700%, due 09/01/07 ...........................            1,150,000      1,155,963
HSBC Finance Corp.
  6.750%, due 05/15/11 ...........................            4,800,000      5,327,760
ICI Wilmington, Inc.
  4.375%, due 12/01/08 ...........................            2,550,000      2,530,628
International Lease Finance Corp.
  3.500%, due 04/01/09 ...........................            3,200,000      3,081,453
International Paper Co.
  6.750%, due 09/01/11 ...........................            1,350,000      1,471,562
John Deere Capital Corp.
  7.000%, due 03/15/12 ...........................            2,175,000      2,495,360
Kraft Foods, Inc.
  5.625%, due 11/01/11 ...........................            3,025,000      3,208,990
Kroger Co.
  7.500%, due 04/01/31 ...........................            1,600,000      1,926,827
Lincoln National Corp.
  6.200%, due 12/15/11 ...........................            1,100,000      1,203,368
Lockheed Martin Corp.
  8.500%, due 12/01/29 ...........................            1,200,000      1,733,011
Marathon Oil Corp.
  6.125%, due 03/15/12 ...........................            1,650,000      1,795,873
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12 ...........................            1,500,000      1,583,195
McKesson Corp.
  7.750%, due 02/01/12 ...........................            1,375,000      1,597,852
Miller Brewing Co., 144A
  5.500%, due 08/15/13 ...........................            2,825,000      2,927,579
Morgan Stanley
  6.750%, due 04/15/11 ...........................            8,675,000      9,605,272

--------------------------------------------------------------------------------

    UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                              FACE
                                                             AMOUNT          VALUE
                                                          ------------    ------------
Motorola, Inc.
  7.625%, due 11/15/10 ...........................        $  1,420,000    $  1,624,800
New Cingular Wireless Services, Inc.
  8.750%, due 03/01/31 ...........................           1,505,000       2,109,465
News America, Inc.
  6.200%, due 12/15/34 ...........................           1,500,000       1,574,240
Northwest Airlines, Inc.
  8.072%, due 10/01/19 ...........................           1,221,512       1,334,670
Pacific Gas & Electric Co.
  6.050%, due 03/01/34 ...........................           2,200,000       2,424,596
PPL Energy Supply LLC
  6.400%, due 11/01/11 ...........................           2,120,000       2,321,688
Progress Energy, Inc.
  7.000%, due 10/30/31 ...........................           1,425,000       1,645,871
PSEG Power LLC
  7.750%, due 04/15/11 ...........................           1,275,000       1,469,969
Rohm & Haas Co.
  7.850%, due 07/15/29 ...........................           1,050,000       1,430,983
Safeway, Inc.
  7.250%, due 02/01/31 ...........................           1,650,000       1,910,642
SBC Communications, Inc.
  5.875%, due 02/01/12 ...........................           1,550,000       1,656,911
Sempra Energy
  7.950%, due 03/01/10 ...........................           1,300,000       1,476,240
Sprint Capital Corp.
  8.375%, due 03/15/12 ...........................           1,825,000       2,195,148
  8.750%, due 03/15/32 ...........................           1,100,000       1,530,222
Time Warner, Inc.
  7.625%, due 04/15/31 ...........................           2,925,000       3,653,000
TXU Energy Co. LLC
  7.000%, due 03/15/13 ...........................           2,950,000       3,289,934
U.S. Bank N.A.
  6.375%, due 08/01/11 ...........................           1,300,000       1,434,281
Union Pacific Corp.
  6.625%, due 02/01/08 ...........................           1,100,000       1,162,338
  6.700%, due 12/01/06 ...........................           1,200,000       1,239,266
UST, Inc.
  6.625%, due 07/15/12 ...........................           1,325,000       1,480,633
Valero Energy Corp.
  7.500%, due 04/15/32 ...........................           2,230,000       2,752,531
Verizon New York, Inc., Series B
  7.375%, due 04/01/32 ...........................           2,075,000       2,437,123
Viacom, Inc.
  6.625%, due 05/15/11 ...........................           1,425,000       1,530,601
Wachovia Bank N.A.
  7.800%, due 08/18/10 ...........................           3,900,000       4,530,006
Washington Mutual, Inc.
  5.625%, due 01/15/07 ...........................           7,250,000       7,409,877
Waste Management, Inc.
  7.375%, due 08/01/10 ...........................           1,725,000       1,928,985
Wells Fargo Bank N.A.
  6.450%, due 02/01/11 ...........................           5,850,000       6,452,614
Weyerhaeuser Co.
  7.375%, due 03/15/32 ...........................           1,625,000       1,916,159
Wyeth
  5.500%, due 03/15/13 ...........................           1,550,000       1,631,299
                                                                          ------------
Total U.S. Corporate Bonds .......................                         266,762,891
                                                                          ------------
INTERNATIONAL BONDS -- 8.59%
INTERNATIONAL CORPORATE BONDS -- 5.56%
CANADA -- 1.51%
Anadarko Finance Co., Series B
  7.500%, due 05/01/31 ...........................        $  1,250,000       1,578,124
Bombardier, Inc., 144A
  6.300%, due 05/01/14 ...........................           1,675,000       1,515,875
Burlington Resources Finance Co.
  6.680%, due 02/15/11 ...........................           1,325,000       1,462,193
                                                                          ------------
                                                                             4,556,192
                                                                          ------------
FRANCE -- 0.52%
France Telecom S.A.
  8.750%, due 03/01/31 ...........................        $  1,125,000       1,568,482
                                                                          ------------
LUXEMBOURG -- 0.59%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13 ...........................        $  1,750,000       1,776,608
                                                                          ------------
NETHERLANDS -- 0.54%
Deutsche Telekom International Finance BV
  8.750%, due 06/15/30 ...........................        $  1,200,000       1,624,775
                                                                          ------------
UNITED KINGDOM -- 2.40%
Abbey National PLC
  7.950%, due 10/26/29 ...........................        $  1,215,000       1,652,195
HSBC Holdings PLC
  5.250%, due 12/12/12 ...........................           1,350,000       1,404,961
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10 ...........................           1,500,000       1,786,404
Vodafone Group PLC
  7.750%, due 02/15/10 ...........................           2,100,000       2,397,748
                                                                          ------------
                                                                             7,241,308
                                                                          ------------
Total International Corporate Bonds ..............                          16,767,365
                                                                          ------------
FOREIGN GOVERNMENT BOND -- 2.44%
United Mexican States
  8.125%, due 12/30/19 ...........................        $  6,000,000       7,371,000
                                                                          ------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.59%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11 ...........................        $  1,575,000       1,787,625
                                                                          ------------
Total International Bonds ........................                          25,925,990
                                                                          ------------
Total Bonds (Cost $286,023,418) ..................                         292,688,881
                                                                          ------------

--------------------------------------------------------------------------------

    UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               FACE
                                                              AMOUNT         VALUE
                                                            ---------     -----------
SHORT-TERM INVESTMENT -- 1.34%
  UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $4,025,666)...............         4,025,666     $  4,025,666
                                                                          ------------
Total Investments -- 98.38%
  (Cost $290,049,084)..............................                        296,714,547
Cash and other assets,
  less liabilities -- 1.62%........................                          4,898,294
                                                                          ------------
Net Assets -- 100.00%..............................                       $301,612,841
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $290,049,084; and net unrealized appreciation consisted of:

Gross unrealized appreciation .......................................  $ 8,088,734
Gross unrealized depreciation .......................................   (1,423,271)
                                                                       -----------
  Net unrealized appreciation .......................................  $ 6,665,463
                                                                       ===========

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $9,996,716 or 3.31% of net assets.

--------------------------------------------------------------------------------

               See accompanying notes to financial statements.               101

    UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

For the six months ended June 30, 2005, UBS Opportunistic High Yield Relationship Fund (the "Fund") returned 0.19%. Since inception on April 30, 2004, through period end, the Fund returned 5.83% on an annualized basis. (Fund and market index returns over various time periods are shown on page 103; please note that the Fund return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

MARKET FUNDAMENTALS REMAIN INTACT

High yield bonds generated strong results in 2004. Some of this success was due to a generally improving economy and the sector's strong fundamentals. While most of these conditions remained unchanged as we headed into 2005, investors were influenced by outside factors, including high oil prices, inflation fears and the downgrades of two leading auto manufacturers: General Motors and Ford Motor Company. The technical aspects of the high yield market were mixed during the six-month reporting period. After several weeks of outflows, high yield mutual funds began to see renewed interest and positive inflows late in the reporting period. This helped the market rebound sharply, as the uncertainty of the bond downgrades lifted and investors searched for higher yields.

Faced with this shifting market, we remained focused on market fundamentals and our research-driven investment process. In our opinion, the US economy remained strong, high yield market fundamentals were intact, and default rates were below long-term averages. Our bottom-up research and analysis dictated the Fund's sector weightings.

From a security-specific standpoint, American Cellular Corp., Activant Solutions Inc. and Owens-Brockway Glass Container Inc. were among the Fund's strongest performers. American Cellular is a provider of wireless communications services, primarily in rural and suburban locations. Activant offers business management software to help companies automate and streamline their inventory, sales and distribution operations. Owens-Brockway is a manufacturer of plastic packaging and glass containers.

In contrast, the Fund's holdings in Collins & Aikman Products* and Tembec Industries detracted from results. Collins & Aikman designs, engineers and manufactures automotive interior components. Tembec Industries is an integrated forest products company.

The Fund maintained its overweight to some cyclical industries as well as B-rated bonds versus BB-rated bonds. This quality focus detracted from our relative performance, as BB-rated bonds delivered higher returns for the six-month period.

--------------------------------------------------------------------------------
*Security not held in the portfolio as of June 30, 2005.

    UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                                 6 months        1 year
                                                                   ended          ended      Inception* to
                                                                 06/30/05       06/30/05       06/30/05
----------------------------------------------------------------------------------------------------------
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                     0.19%          9.15%          5.83%
----------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay Index                       1.22          10.64           8.05
----------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index                          2.51           6.80           6.62
----------------------------------------------------------------------------------------------------------

*  Inception date of UBS Opportunistic High Yield Relationship Fund is
   9/04/02. The Fund was inactive from 5/21/03 to 4/4/04. Inception date of the Merrill Lynch U.S. High Yield Cash Pay Index is 3/31/04. The inception return of the Fund and the Index is calculated as of 4/05/04, which is the date of the Fund re-commenced investment operations.

   Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Totals returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

--------------------------------------------------------------------------------

    UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning              Ending           Expenses Paid
                                                     Account Value         Account Value       During Period*
                                                    January 1, 2005        June 30, 2005       1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000.00             $1,001.90              $0.68
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                1,000.00              1,024.11               0.69
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.1375%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

    UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
AS OF JUNE 30, 2005

                                              Percentage of
                                               Net Assets
-----------------------------------------------------------
Giant Industries, Inc.
    8.000%, due 05/15/14                           5.4%
Cincinnati Bell, Inc.
    8.375%, due 01/15/14                           4.8
American Cellular Corp.
    10.000%, due 08/01/11                          4.8
Mediacom LLC
    9.500%, due 01/15/13                           4.7
Jean Coutu Group, Inc.
    8.500%, due 08/01/14                           4.6
Crown Cork & Seal Co., Inc.
    8.000%, due 04/15/23                           4.5
Houghton Mifflin Co.
    9.875%, due 02/01/13                           4.5
Sheridan Group, Inc.
    10.250%, due 08/15/11                          4.3
Activant Solutions, Inc.
    9.504%, due 04/01/10                           4.3
Owens-Brockway Glass Container, Inc.
    6.750%, due 12/01/14                           4.2
-----------------------------------------------------------
Total                                             46.1%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

BONDS
U.S. BONDS
U.S. Corporate Bonds
    Auto Components .......................................       3.97%
    Chemicals .............................................       4.82
    Computers & Peripherals ...............................       4.33
    Containers & Packaging ................................      15.29
    Diversified Financial Services ........................       4.34
    Diversified Telecommunication Services ................       4.82
    Electric Utilities ....................................       4.11
    Energy Equipment & Services ...........................       1.35
    Hotels, Restaurants & Leisure .........................       5.33
    Media .................................................      13.38
    Metals & Mining .......................................       7.00
    Multi-Utilities & Unregulated Power ...................       2.36
    Oil & Gas .............................................       5.45
    Paper & Forest Products ...............................       1.94
    Wireless Telecommunication Services ...................       4.77
                                                                ------
        Total U.S. Corporate Bonds ........................      83.26
International Bonds
International Corporate Bonds
    Energy Equipment & Services ...........................       2.24
    Food & Staples Retailing ..............................       4.64
    Paper & Forest Products ...............................       3.24
                                                                ------
        Total International Bonds .........................      10.12
TOTAL BONDS ...............................................      93.38
SHORT-TERM INVESTMENT .....................................       1.72
                                                                ------
    TOTAL INVESTMENTS .....................................      95.10
CASH AND OTHER ASSETS, LESS LIABILITIES ...................       4.90
                                                                ------
NET ASSETS ................................................     100.00%
                                                                ======

--------------------------------------------------------------------------------

    UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                               FACE
                                                              AMOUNT            VALUE
                                                            ----------       -----------
BONDS -- 93.38%
U.S. BONDS -- 83.26%
U.S. CORPORATE BONDS -- 83.26%
Activant Solutions, Inc., 144A+
    9.504%, due 04/01/10 ............................       $4,000,000       $ 4,140,000
AK Steel Corp.
    7.875%, due 02/15/09 ............................        4,100,000         3,731,000
American Cellular Corp.
    10.000%, due 08/01/11 ...........................        4,500,000         4,567,500
Berry Plastics Corp.
    10.750%, due 07/15/12 ...........................        3,250,000         3,546,563
Century Aluminum Co.
    7.500%, due 08/15/14 ............................        3,000,000         2,962,500
Cincinnati Bell, Inc.
    8.375%, due 01/15/14 ............................        4,500,000         4,612,500
Cooper Standard Automotive, Inc.
    8.375%, due 12/15/14 ............................        1,225,000           967,750
Crown Cork & Seal Co., Inc.
    8.000%, due 04/15/23 ............................        4,400,000         4,290,000
Dynegy Holdings, Inc., 144A
    10.125%, due 07/15/13 ...........................        2,000,000         2,260,000
Edison Mission Energy
    10.000%, due 08/15/08 ...........................        3,500,000         3,928,750
Georgia-Pacific Corp.
    8.875%, due 05/15/31 ............................        1,500,000         1,856,250
Giant Industries, Inc.
    8.000%, due 05/15/14 ............................        5,000,000         5,212,500
Houghton Mifflin Co.
    9.875%, due 02/01/13 ............................        4,000,000         4,270,000
Landry's Restaurants, Inc.
    7.500%, due 12/15/14 ............................        3,000,000         2,902,500
Mediacom LLC
    9.500%, due 01/15/13 ............................        4,500,000         4,488,750
Omnova Solutions, Inc.
    11.250%, due 06/01/10 ...........................        3,000,000         3,150,000
Owens-Brockway Glass Container, Inc.
    6.750%, due 12/01/14 ............................        4,000,000         4,045,000
Parker Drilling Co.
    9.625%, due 10/01/13 ............................        1,150,000         1,296,625
Pliant Corp.
    11.125%, due 09/01/09 ...........................        1,500,000         1,462,500
Pliant Corp., 144A
    11.625%, due 06/15/09 ...........................        2,552,951         2,731,658
    11.625%, due 06/15/09, PIK ......................           12,212            13,066
River Rock Entertainment Authority
    9.750%, due 11/01/11 ............................        2,000,000         2,195,000
Sheridan Group, Inc.
    10.250%, due 08/15/11 ...........................        4,000,000         4,155,000
Stanadyne Corp.
    10.000%, due 08/15/14 ...........................        3,000,000         2,835,000
Warner Music Group
    7.375%, due 04/15/14 ............................        4,000,000         4,040,000
                                                                             -----------
Total U.S. Corporate Bonds ..........................                         79,660,412
                                                                             -----------
INTERNATIONAL BONDS -- 10.12%
INTERNATIONAL CORPORATE BONDS -- 10.12%
CANADA -- 7.88%
Jean Coutu Group, Inc.
    8.500%, due 08/01/14 ............................       $4,500,000         4,443,751
Tembec Industries, Inc.
    8.500%, due 02/01/11 ............................        4,000,000         3,090,000
                                                                             -----------
                                                                               7,533,751
                                                                             -----------
CAYMAN ISLANDS -- 2.24%
Bluewater Finance Ltd.
    10.250%, due 02/15/12 ...........................       $2,000,000         2,140,000
                                                                             -----------
Total International Corporate Bonds .................                          9,673,751
                                                                             -----------
Total Bonds (Cost $90,545,701) ......................                         89,334,163
                                                                             -----------

                                                              SHARES
                                                            ----------
SHORT-TERM INVESTMENT -- 1.72%
UBS Supplementary Trust -- U.S. Cash
    Management Prime Fund,
    yield of 3.28% (Cost $1,649,221) ................        1,649,221         1,649,221
                                                                             -----------
Total Investments -- 95.10%
    (Cost $92,194,922) ..............................                         90,983,384
Cash and other assets, less liabilities -- 4.90% ....                          4,681,092
                                                                             -----------
Net Assets -- 100.00%................................                        $95,664,476
                                                                             ===========

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $92,194,922; and net unrealized depreciation consisted of:

Gross unrealized appreciation ...............................      $ 1,166,464
Gross unrealized depreciation ...............................       (2,378,002)
                                                                   -----------
    Net unrealized depreciation .............................      $(1,211,538)
                                                                   ===========

+      Variable rate security -- The rate disclosed is that in effect at June
       30, 2005

PIK    Payment In Kind

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of these securities amounted to $9,144,724 or 9.56% of net assets.

--------------------------------------------------------------------------------

106              See accompanying notes to financial statements.

                  (this page has been left blank intentionally)

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005 (Unaudited)

                                                                                  UBS RELATIONSHIP FUNDS
                                                       -----------------------------------------------------------------------------
                                                                                          LARGE CAP     U.S. LARGE CAP
                                                           GLOBAL       U.S. LARGE CAP  SELECT EQUITY    VALUE EQUITY    SMALL CAP
                                                       SECURITIES FUND    EQUITY FUND       FUND             FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers .........................    $1,122,020,239   $452,961,997    $10,328,163     $ 84,153,336   $410,139,473
      Affiliated issuers ...........................       242,532,195     16,004,109        233,380        3,436,042     20,062,772
   Foreign currency, at cost .......................         4,225,316             --             --               --             --
   Investments of cash collateral in
      affiliated issuers received for
      securities loaned, at cost ...................        54,732,001             --             --               --             --
                                                        --------------   ------------    -----------     ------------   ------------
                                                        $1,423,509,751   $468,966,106    $10,561,543     $ 87,589,378   $430,202,245
                                                        ==============   ============    ===========     ============   ============
   Investments, at value:
      Unaffiliated issuers*.........................    $1,222,340,028   $473,570,905    $12,328,086     $104,600,368   $454,838,423
      Affiliated issuers ...........................       279,999,235     16,004,109        233,380        3,436,042     20,062,772
   Foreign currency, at value ......................         4,099,807             --             --               --             --
   Investments of cash collateral in
      affiliated issuers received for
      securities loaned, at value ..................        54,732,001             --             --               --             --
   Cash ............................................                --             --             --               --        156,079
   Receivables:
      Cash collateral, due from broker .............         2,500,000         50,000             --               --             --
      Due from advisor .............................                --             --          3,776            3,962          1,632
      Investment securities sold ...................         6,009,923        930,717          6,503          151,363      3,011,554
      Fund shares sold .............................       206,517,239      4,000,000             --               --             --
      Dividends ....................................         1,259,265        404,352         11,707           91,404        275,191
      Interest .....................................         4,112,295         29,624            556            7,437         54,566
      Variation margin .............................           278,560             --             --               --             --
   Unrealized appreciation on forward foreign
      currency contracts ...........................         4,518,694             --             --               --             --
   Other assets ....................................           210,779          5,978            621            5,569         16,782
                                                        --------------   ------------    -----------     ------------   ------------
      TOTAL ASSETS .................................     1,786,577,826    494,995,685     12,584,629      108,296,145    478,416,999
                                                        --------------   ------------    -----------     ------------   ------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned ......         54,732,001             --             --               --             --
      Investment securities purchased .............         83,615,197      5,011,610         18,654          276,418      4,598,566
      Fund shares redeemed ........................         73,949,844             --         17,824          750,000             --
      Due to custodian bank .......................            143,766        144,773             --           39,548             --
      Dividend distributions ......................                 --             --             --               --             --
      Trustees' fees ..............................              5,326          1,679          2,481            2,002          1,980
      Variation margin ............................                 --         55,500             --            9,250         28,980
      Accrued expenses ............................            307,221         84,808         45,100           63,986         99,417
   Unrealized depreciation on equity
      swap contracts ..............................                 --             --             --               --             --
   Unrealized depreciation on forward
      foreign currency contracts ..................          7,791,774             --             --               --             --
                                                        --------------   ------------    -----------     ------------   ------------
      TOTAL LIABILITIES ..........................         220,545,129      5,298,370         84,059        1,141,204      4,728,943
                                                        --------------   ------------    -----------     ------------   ------------
NET ASSETS .........................................    $1,566,032,697   $489,697,315    $12,500,570     $107,154,941   $473,688,056
                                                        ==============   ============    ===========     ============   ============
   Shares outstanding ..............................        56,905,513     29,458,444      1,170,940        6,407,804     12,275,167
                                                        ==============   ============    ===========     ============   ============
   Net asset value, offering and redemption
      price per share + ............................          $27.5199       $16.6233       $10.6757         $16.7226       $38.5891
                                                        ==============   ============    ===========     ============   ============

  * The market value for securities loaned for UBS Global Securities Relationship Fund as of June 30, 2005 is $85,025,110.

  + Maximum offering price per share for the UBS Emerging Markets Equity Relationship Fund is $17.1060 (net asset value, plus 0.75% of offering price). Redemption price per share for the UBS Emerging Markets Equity Relationship Fund is $16.8514 (net asset value, less 0.75% of net asset value). Maximum offering price per share for the UBS Emerging Markets Debt Relationship Fund is $54.3330 (0.50% of offering price).

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------
                                                                                  UBS RELATIONSHIP FUNDS
                                                       ----------------------------------------------------------------------------
                                                                          EMERGING       U.S. CASH
                                                       INTERNATIONAL   MARKETS EQUITY    MANAGEMENT      U.S. BOND     HIGH YIELD
                                                        EQUITY FUND         FUND         PRIME FUND         FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers .........................    $306,923,493    $508,045,988              --    $87,424,588   $210,325,714
      Affiliated issuers ...........................         891,855       6,352,675    $928,324,699      4,763,146      3,338,028
   Foreign currency, at cost .......................       2,129,777       3,284,804              --             --             --
   Investments of cash collateral in
      affiliated issuers received for
      securities loaned, at cost ...................              --              --              --             --             --
                                                        ------------    ------------    ------------    -----------   ------------
                                                        $309,945,125    $517,683,467    $928,324,699    $92,187,734   $213,663,742
                                                        ============    ============    ============    ===========   ============
   Investments, at value:
      Unaffiliated issuers*.........................    $311,982,242    $617,851,566              --    $88,003,773   $205,803,850
      Affiliated issuers ...........................         891,855       6,352,675    $928,324,699      4,763,146      3,338,028
   Foreign currency, at value ......................       2,104,393       3,285,901              --             --             --
   Investments of cash collateral in
      affiliated issuers received for
      securities loaned, at value ..................              --              --              --             --             --
   Cash ............................................              --       1,021,483              --         17,712        149,031
   Receivables:
      Cash collateral, due from broker .............              --              --              --             --             --
      Due from advisor .............................              --              --             831          3,943          3,090
      Investment securities sold ...................      27,403,044       1,063,727              --        911,890      1,502,858
      Fund shares sold .............................       2,500,000       7,444,168              --             --      1,200,000
      Dividends ....................................         718,712       2,407,047              --             --             --
      Interest .....................................           2,676          87,034       2,032,252        808,707      4,116,454
      Variation margin .............................              --              --              --             --             --
   Unrealized appreciation on forward foreign
      currency contracts ...........................       1,488,956              --              --             --             --
   Other assets ....................................           4,769          30,113          29,223          4,171          7,266
                                                        ------------    ------------    ------------    -----------   ------------
       TOTAL ASSETS                                      347,096,647     639,543,714     930,387,005     94,513,342    216,120,577
                                                        ------------    ------------    ------------    -----------   ------------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned .......              --              --              --             --             --
      Investment securities purchased ..............      29,790,477       1,838,632              --      4,781,674         98,997
      Fund shares redeemed .........................              --             406              --             --             --
      Due to custodian bank ........................          90,794         371,952         108,885         64,548         76,384
      Dividend distributions .......................              --              --       2,004,849             --             --
      Trustees' fees ...............................           1,918             385           6,896          1,776          1,805
      Variation margin .............................              --              --              --             --             --
      Accrued expenses .............................              --              --              --             --             --
   Unrealized depreciation on equity
      swap contracts ...............................              --              --              --             --             --
   Unrealized depreciation on forward
      foreign currency contracts ...................       1,552,340              --              --             --             --
                                                        ------------    ------------    ------------    -----------   ------------
       TOTAL LIABILITIES ...........................      31,435,529       2,211,375       2,120,630      4,847,998        177,186
                                                        ------------    ------------    ------------    -----------   ------------
NET ASSETS .........................................    $315,661,118    $637,332,339    $928,266,375    $89,665,344   $215,943,391
                                                        ============    ============    ============    ===========   ============
   Shares outstanding ..............................      22,920,758      37,537,276     928,266,375      6,137,190     11,495,023
                                                        ============    ============    ============    ===========   ============
   Net asset value, offering and redemption
      price per share + ............................        $13.7718        $16.9787         $1.0000       $14.6102       $18.7858
                                                        ============    ============    ============    ===========   ============

                                                       --------------------------------------------------------------------
                                                                              UBS RELATIONSHIP FUNDS
                                                       --------------------------------------------------------------------
                                                         EMERGING                                             OPPORTUNISTIC
                                                       MARKETS DEBT     U.S. SECURITIZED    U.S. CORPORATE      HIGH YIELD
                                                          FUND            MORTGAGE FUND       BOND FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers .........................   $88,375,670       $1,114,984,686      $286,023,418      $90,545,701
      Affiliated issuers ...........................       817,204           61,740,433         4,025,666        1,649,221
   Foreign currency, at cost .......................       785,118                   --                --               --
   Investments of cash collateral in
      affiliated issuers received for
      securities loaned, at cost ...................            --                   --                --               --
                                                       -----------       --------------      ------------      -----------
                                                       $89,977,992       $1,176,725,119      $290,049,084      $92,194,922
                                                       ===========       ==============      ============      ===========
   Investments, at value:
      Unaffiliated issuers*.........................   $93,006,466       $1,108,919,679      $292,688,881      $89,334,163
      Affiliated issuers ...........................       817,204           61,740,433         4,025,666        1,649,221
   Foreign currency, at value ......................       787,339                   --                --               --
   Investments of cash collateral in
      affiliated issuers received for
      securities loaned, at value ..................            --                   --                --               --
   Cash ............................................            --               10,435           243,750               --
   Receivables:
      Cash collateral, due from broker .............            --                   --                --               --
      Due from advisor .............................            --                   --                --               --
      Investment securities sold ...................     2,383,415           42,834,687                --               --
      Fund shares sold .............................            --           20,500,000                --        2,300,000
      Dividends ....................................            --                   --                --               --
      Interest .....................................     1,447,668            5,651,038         4,734,467        2,463,873
      Variation margin .............................            --                   --                --               --
   Unrealized appreciation on forward foreign
      currency contracts ...........................       438,879                   --                --               --
   Other assets ....................................         5,983               47,812            13,872            4,421
                                                       -----------       --------------      ------------      -----------
       TOTAL ASSETS                                     98,886,954        1,239,704,084       301,706,636       95,751,678
                                                       -----------       --------------      ------------      -----------
LIABILITIES:
   Payables:
      Cash collateral from securities loaned .......            --                   --                --               --
      Investment securities purchased ..............     2,607,448           92,788,569                --           12,212
      Fund shares redeemed .........................        79,441                   --                --               --
      Due to custodian bank ........................       138,514              294,231            91,802           73,198
      Dividend distributions .......................            --                   --                --               --
      Trustees' fees ...............................         4,369                4,012             1,993            1,792
      Variation margin .............................            --                   --                --               --
      Accrued expenses .............................        68,969                   --                --               --
   Unrealized depreciation on equity
      swap contracts ...............................        18,487                   --                --               --
   Unrealized depreciation on forward
      foreign currency contracts ...................       393,111                   --                --               --
                                                       -----------       --------------      ------------      -----------
       TOTAL LIABILITIES ...........................     3,310,339           93,086,812            93,795           87,202
                                                       -----------       --------------      ------------      -----------
NET ASSETS .........................................   $95,576,615       $1,146,617,272      $301,612,841      $95,664,476
                                                       ===========       ==============      ============      ===========
   Shares outstanding ..............................     1,767,883           96,515,311        26,920,923        8,165,613
                                                       ===========       ==============      ============      ===========
   Net asset value, offering and redemption
      price per share + ............................      $54.0627             $11.8802          $11.2037         $11.7155
                                                       ===========       ==============      ============      ===========

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             109

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2005 (UNAUDITED)

                                                      ----------------------------------------------------------------------------
                                                                                 UBS RELATIONSHIP FUNDS
                                                      ----------------------------------------------------------------------------
                                                          GLOBAL       U.S. LARGE      LARGE CAP     U.S. LARGE CAP
                                                       SECURITIES      CAP EQUITY    SELECT EQUITY    VALUE EQUITY      SMALL CAP
                                                          FUND            FUND           FUND             FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .....................................    $ 10,879,395    $ 2,752,368      $ 112,705       $1,145,963     $  2,351,268
   Interest ......................................       6,699,783          7,322             --            2,478           26,849
   Affiliated interest ...........................         517,314        138,416          2,852           30,978          284,846
   Securities lending-net ........................         301,028             --             --               --               --
   Foreign tax withheld ..........................        (939,110)            --             --               --           (1,096)
                                                      ------------    -----------      ---------       ----------     ------------
      TOTAL INCOME ...............................    $ 17,458,410    $ 2,898,106      $ 115,557       $1,179,419     $  2,661,867
                                                      ------------    -----------      ---------       ----------     ------------
EXPENSES:
   Custodian .....................................         268,587         20,694          2,302           21,331           64,287
   Administration ................................         231,195         24,265             --               --               --
   Professional services .........................          42,382         22,286         22,878           25,287           28,113
   Trustees ......................................           8,846          3,880          3,489            3,881            4,684
   Shareholder reports ...........................           6,428          3,436          2,719            2,803            3,436
   Other .........................................          18,480          1,693            964            2,186            4,460
                                                      ------------    -----------      ---------       ----------     ------------
      TOTAL EXPENSES .............................         575,918         76,254         32,352           55,488          104,980
      Expenses reimbursed by Advisor .............              --             --        (29,460)         (30,266)         (27,430)
                                                      ------------    -----------      ---------       ----------     ------------
      NET EXPENSES ...............................         575,918         76,254          2,892           25,222           77,550
                                                      ------------    -----------      ---------       ----------     ------------
      NET INVESTMENT INCOME ......................      16,882,492      2,821,852        112,665        1,154,197        2,584,317
                                                      ------------    -----------      ---------       ----------     ------------
   Net realized gain (loss) from:
      Investments ................................      70,082,271      3,302,129        211,677        1,206,737       13,340,245
      Futures contracts ..........................         (35,888)        71,042             --           24,934          405,761
      Foreign currency transactions ..............        (530,173)            --             --               --               --
                                                      ------------    -----------      ---------       ----------     ------------
         Net realized gain (loss) ................      69,516,210      3,373,171        211,677        1,231,671       13,746,006
                                                      ------------    -----------      ---------       ----------     ------------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency ...........     (73,044,031)     6,385,091       (182,829)         330,312      (20,153,245)
      Futures contracts ..........................         697,271        (88,314)            --          (21,963)         115,977
      Forward foreign currency contracts .........      (2,331,652)            --             --               --               --
      Swap contracts .............................              --             --             --               --               --
      Translation of other assets and liabilities
         denominated in foreign currency .........        (199,113)            --             --               --               --
                                                      ------------    -----------      ---------       ----------     ------------
         Change in net unrealized appreciation
         (depreciation) ..........................     (74,877,525)     6,296,777       (182,829)         308,349      (20,037,268)
                                                      ------------    -----------      ---------       ----------     ------------
Net realized and unrealized gain (loss) ..........      (5,361,315)     9,669,948         28,848        1,540,020       (6,291,262)
                                                      ------------    -----------      ---------       ----------     ------------
Net increase (decrease) in net assets
   resulting from operations .....................    $ 11,521,177    $12,491,800      $ 141,513       $2,694,217     $ (3,706,945)
                                                      ============    ===========      =========       ==========     ============

+   Net of $13,851 taxes related to investment transactions.

++  Net of $22,238 Deferred Country Taxes

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------
                                                                                  UBS RELATIONSHIP FUNDS
                                                      -----------------------------------------------------------------------------
                                                      INTERNATIONAL                        U.S. CASH
                                                         EQUITY       EMERGING MARKETS    MANAGEMENT      U.S. BOND     HIGH YIELD
                                                          FUND          EQUITY FUND       PRIME FUND        FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .....................................    $  5,000,429      $ 11,067,873      $       --     $       --    $        --
   Interest ......................................              --           245,884              --      1,928,133      7,083,353
   Affiliated interest ...........................          19,101           100,904       8,268,838         76,387        108,028
   Securities lending-net ........................              --                --              --             --             --
   Foreign tax withheld ..........................        (670,981)         (872,596)             --             --             --
                                                      ------------      ------------      ----------     ----------    -----------
      TOTAL INCOME ...............................    $  4,348,549      $ 10,542,065      $8,268,838     $2,004,520    $ 7,191,381
                                                      ------------      ------------      ----------     ----------    -----------
EXPENSES:
   Custodian .....................................          44,761           648,509           4,609         15,858         27,476
   Administration ................................          14,232           232,260              --             --             --
   Professional services .........................          32,352            42,799          20,436         27,195         31,031
   Trustees ......................................           3,871             5,752           5,675          3,690          3,937
   Shareholder reports ...........................           3,646             3,436           4,573          2,803          3,689
   Other .........................................           7,109            10,569          17,323          1,982          2,999
                                                      ------------      ------------      ----------     ----------    -----------
      TOTAL EXPENSES .............................         105,971           943,325          52,616         51,528         69,132
      Expenses reimbursed by Advisor .............              --                --         (22,570)       (30,080)       (37,385)
                                                      ------------      ------------      ----------     ----------    -----------
      NET EXPENSES ...............................         105,971           943,325          30,046         21,448         31,747
                                                      ------------      ------------      ----------     ----------    -----------
      NET INVESTMENT INCOME ......................       4,242,578         9,598,740       8,238,792      1,983,072      7,159,634
                                                      ------------      ------------      ----------     ----------    -----------
   Net realized gain (loss) from:
      Investments ................................       7,863,874       109,053,698+             --        (12,886)       624,300
      Futures contracts ..........................              --                --              --             --             --
      Foreign currency transactions ..............        (213,307)       (1,302,582)             --             --             --
                                                      ------------      ------------      ----------     ----------    -----------
         Net realized gain (loss) ................       7,650,567       107,751,116              --        (12,886)       624,300
                                                      ------------      ------------      ----------     ----------    -----------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency ...........     (15,802,655)      (68,297,663)             --       (179,902)    (5,352,230)
      Futures contracts ..........................              --                --              --             --             --
      Forward foreign currency contracts .........          18,729                --              --             --             --
      Swap contracts .............................              --                --              --             --             --
      Translation of other assets and liabilities
         denominated in foreign currency .........           7,956           187,935              --             --             --
                                                      ------------      ------------      ----------     ----------    -----------
         Change in net unrealized appreciation
         (depreciation) ..........................     (15,775,970)      (68,109,728)             --       (179,902)    (5,352,230)
                                                      ------------      ------------      ----------     ----------    -----------
Net realized and unrealized gain (loss) ..........      (8,125,403)       39,641,388              --       (192,788)    (4,727,930)
                                                      ------------      ------------      ----------     ----------    -----------
Net increase (decrease) in net assets
   resulting from operations .....................    $ (3,882,825)     $ 49,240,128      $8,238,792     $1,790,284    $ 2,431,704
                                                      ============      ============      ==========     ==========    ===========

                                                      ------------------------------------------------------------------
                                                                            UBS RELATIONSHIP FUNDS
                                                      ------------------------------------------------------------------
                                                                                                           OPPORTUNISTIC
                                                      EMERGING MARKETS   U.S. SECURITIZED     CORPORATE      HIGH YIELD
                                                         DEBT FUND         MORTGAGE FUND      BOND FUND       BOND FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .....................................      $        --         $        --      $       --      $        --
   Interest ......................................        3,513,110          23,305,631       7,421,161        3,346,194
   Affiliated interest ...........................           67,597             659,533          56,646           21,808
   Securities lending-net ........................               --                  --              --               --
   Foreign tax withheld ..........................          (12,096)                 --              --               --
                                                        -----------         -----------      ----------      -----------
      TOTAL INCOME ...............................      $ 3,568,611         $23,965,164      $7,477,807      $ 3,368,002
                                                        -----------         -----------      ----------      -----------
EXPENSES:
   Custodian .....................................           20,226             189,145          56,353           11,300
   Administration ................................           39,962             394,754          52,689           15,233
   Professional services .........................           41,183              31,481          29,091           20,845
   Trustees ......................................            3,880               7,163           4,484            3,774
   Shareholder reports ...........................            2,803               3,646           2,635            3,098
   Other .........................................            2,493               9,972           4,309              685
                                                        -----------         -----------      ----------      -----------
      TOTAL EXPENSES .............................          110,547             636,161         149,561           54,935
      Expenses reimbursed by Advisor .............               --                  --              --               --
                                                        -----------         -----------      ----------      -----------
      NET EXPENSES ...............................          110,547             636,161         149,561           54,935
                                                        -----------         -----------      ----------      -----------
      NET INVESTMENT INCOME ......................        3,458,064          23,329,003       7,328,246        3,313,067
                                                        -----------         -----------      ----------      -----------
   Net realized gain (loss) from:
      Investments ................................        5,413,391            (495,046)       (929,593)        (935,770)
      Futures contracts ..........................         (415,621)                 --              --               --
      Foreign currency transactions ..............           50,174                  --              --               --
                                                        -----------         -----------      ----------      -----------
         Net realized gain (loss) ................        5,047,944            (495,046)       (929,593)        (935,770)
                                                        -----------         -----------      ----------      -----------
   Change in net unrealized appreciation
      (depreciation) on:
      Investments and foreign currency ...........       (2,185,299)++       (9,482,634)        763,936       (2,101,387)
      Futures contracts ..........................         (179,127)                 --              --               --
      Forward foreign currency contracts .........           60,411                  --              --               --
      Swap contracts .............................          (18,384)                 --              --               --
      Translation of other assets and liabilities
         denominated in foreign currency .........           (3,639)                 --              --               --
                                                        -----------         -----------      ----------      -----------
         Change in net unrealized appreciation
         (depreciation) ..........................       (2,326,038)         (9,482,634)        763,936       (2,101,387)
                                                        -----------         -----------      ----------      -----------
Net realized and unrealized gain (loss) ..........        2,721,906          (9,977,680)       (165,657)      (3,037,157)
                                                        -----------         -----------      ----------      -----------
Net increase (decrease) in net assets
   resulting from operations .....................      $ 6,179,970         $13,351,323      $7,162,589      $   275,910
                                                        ===========         ===========      ==========      ===========

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             111

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          UBS                                    UBS
                                                                    GLOBAL SECURITIES                   U.S. LARGE CAP EQUITY
                                                                    RELATIONSHIP FUND                     RELATIONSHIP FUND
                                                            ----------------------------------    --------------------------------
                                                            SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                              JUNE 30, 2005       DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                               (UNAUDITED)           2004            (UNAUDITED)          2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ..............................     $   16,882,492      $   23,693,090      $  2,821,852     $  1,798,340
   Net realized gain (loss) ...........................         69,516,210          69,716,208         3,373,171        7,482,938
   Change in net unrealized appreciation
      (depreciation) ..................................        (74,877,525)         65,379,394         6,296,777        3,909,506
                                                            --------------      --------------    --------------     ------------
   Net increase (decrease) in net assets
      from operations .................................         11,521,177         158,788,692        12,491,800       13,190,784
                                                            --------------      --------------    --------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..........................        413,453,480         173,516,875       374,117,457       52,198,910
   Cost of shares redeemed ............................       (118,840,551)        (24,945,384)       (8,309,027)     (19,748,339)
                                                            --------------      --------------    --------------     ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions .......        294,612,929         148,571,491       365,808,430       32,450,571
                                                            --------------      --------------    --------------     ------------
INCREASE (DECREASE) IN NET ASSETS .....................        306,134,106         307,360,183       378,300,230       45,641,355
NET ASSETS, BEGINNING OF PERIOD .......................      1,259,898,591         952,538,408       111,397,085       65,755,730
                                                            --------------      --------------    --------------     ------------
NET ASSETS, END OF PERIOD .............................     $1,566,032,697      $1,259,898,591      $489,697,315     $111,397,085
                                                            ==============      ==============    ==============     ============
SHARE TRANSACTIONS:
   Shares sold ........................................         15,137,163           6,929,781        23,142,811        3,577,298
   Shares redeemed ....................................         (4,323,373)         (1,006,942)         (511,685)      (1,367,007)
                                                            --------------      --------------    --------------     ------------
   Net increase (decrease) in shares outstanding ......         10,813,790           5,922,839        22,631,126        2,210,291
                                                            ==============      ==============    ==============     ============

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                           UBS                                   UBS
                                                                  LARGE CAP SELECT EQUITY            U.S. LARGE CAP VALUE EQUITY
                                                                     RELATIONSHIP FUND                    RELATIONSHIP FUND
                                                            ----------------------------------    ----------------------------------
                                                            SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             JUNE 30, 2005        DECEMBER 31,      JUNE 30, 2005      DECEMBER 31,
                                                             (UNAUDITED)             2004           (UNAUDITED)            2004
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ..............................      $   112,665          $   240,136       $  1,154,197       $  2,177,533
   Net realized gain (loss) ...........................          211,677            1,517,238          1,231,671          8,787,586
   Change in net unrealized appreciation
      (depreciation) ..................................         (182,829)             (83,352)           308,349          3,993,679
                                                             -----------          -----------       ------------       ------------
   Net increase (decrease) in net assets
      from operations .................................          141,513            1,674,022          2,694,217         14,958,798
                                                             -----------          -----------       ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..........................               --                   --                 --            589,100
   Cost of shares redeemed ............................          (54,673)          (3,906,378)        (5,629,670)       (13,993,540)
                                                             -----------          -----------       ------------       ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions .......          (54,673)          (3,906,378)        (5,629,670)       (13,404,440)
                                                             -----------          -----------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS .....................           86,840           (2,232,356)        (2,935,453)         1,554,358
NET ASSETS, BEGINNING OF PERIOD .......................       12,413,730           14,646,086        110,090,394        108,536,036
                                                             -----------          -----------       ------------       ------------
NET ASSETS, END OF PERIOD .............................      $12,500,570          $12,413,730       $107,154,941       $110,090,394
                                                             ===========          ===========       ============       ============
SHARE TRANSACTIONS:
   Shares sold ........................................               --                   --                 --             40,752
   Shares redeemed ....................................           (5,208)            (417,138)          (346,283)          (944,966)
                                                             -----------          -----------       ------------       ------------
   Net increase (decrease) in shares outstanding ......           (5,208)            (417,138)          (346,283)          (904,214)
                                                             ===========          ===========       ============       ============

                                                                             UBS
                                                                      SMALL CAP EQUITY
                                                                      RELATIONSHIP FUND
                                                            ------------------------------------
                                                            SIX MONTHS ENDED         YEAR ENDED
                                                             JUNE 30, 2005          DECEMBER 31,
                                                               (UNAUDITED)             2004
------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ..............................      $  2,584,317          $  4,325,791
   Net realized gain (loss) ...........................        13,746,006            34,809,885
   Change in net unrealized appreciation
      (depreciation) ..................................       (20,037,268)           17,216,971
                                                             ------------          ------------
   Net increase (decrease) in net assets
      from operations .................................        (3,706,945)           56,352,647
                                                             ------------          ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..........................       133,488,257            50,664,500
   Cost of shares redeemed ............................        (5,993,031)          (45,088,756)
                                                             ------------          ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions .......       127,495,226             5,575,744
                                                             ------------          ------------
INCREASE (DECREASE) IN NET ASSETS .....................       123,788,281            61,928,391
NET ASSETS, BEGINNING OF PERIOD .......................       349,899,775           287,971,384
                                                             ------------          ------------
NET ASSETS, END OF PERIOD .............................      $473,688,056          $349,899,775
                                                             ============          ============
SHARE TRANSACTIONS:
   Shares sold ........................................         3,528,895             1,477,486
   Shares redeemed ....................................          (156,491)           (1,303,146)
                                                             ------------          ------------
   Net increase (decrease) in shares outstanding ......         3,372,404               174,340
                                                             ============          ============

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             113

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            UBS                                   UBS
                                                                    INTERNATIONAL EQUITY                EMERGING MARKETS EQUITY
                                                                     RELATIONSHIP FUND                     RELATIONSHIP FUND
                                                             ---------------------------------    ----------------------------------
                                                             SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005      DECEMBER 31,      JUNE 30, 2005      DECEMBER 31,
                                                                (UNAUDITED)          2004            (UNAUDITED)          2004
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ................................      $  4,242,578       $  2,083,682      $   9,598,740      $ 10,521,870
   Net realized gain (loss) .............................         7,650,567          9,211,821        107,751,116        53,227,657
   Change in net unrealized appreciation
      (depreciation) ....................................       (15,775,970)         4,447,061        (68,109,728)       87,015,422
                                                              -------------       ------------      -------------      ------------
   Net increase (decrease) in net assets
      from operations ...................................        (3,882,825)        15,742,564         49,240,128       150,764,949
                                                              -------------       ------------      -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income .............                --                 --                 --                --
                                                              -------------       ------------      -------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ............................       230,350,000          4,376,777        156,588,271       215,897,832
   Dividends issued on reinvestment of
      distributions .....................................                --                 --                 --                --
   Redemption Fees ......................................                --                 --          1,691,499         2,447,451
   Cost of shares redeemed ..............................        (7,332,768)       (19,540,054)      (223,788,312)      (87,543,535)
                                                              -------------       ------------      -------------      ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions .........       223,017,232        (15,163,277)       (65,508,542)      130,801,748
                                                              -------------       ------------      -------------      ------------
INCREASE (DECREASE) IN NET ASSETS .......................       219,134,407            579,287        (16,268,414)      281,566,697
NET ASSETS, BEGINNING OF PERIOD .........................        96,526,711         95,947,424        653,600,753       372,034,056
                                                              -------------       ------------      -------------      ------------
NET ASSETS, END OF PERIOD ...............................      $315,661,118       $ 96,526,711      $ 637,332,339      $653,600,753
                                                              =============       ============      =============      ============
SHARE TRANSACTIONS:
   Shares sold ..........................................        16,614,016            356,439          9,838,413        17,506,497
   Shares issued on reinvestment of distributions .......                --                 --                 --                --
   Shares redeemed ......................................          (532,153)        (1,571,901)       (13,511,764)       (6,403,480)
                                                              -------------       ------------      -------------      ------------
   Net increase (decrease) in shares outstanding ........        16,081,863         (1,215,462)        (3,673,351)       11,103,017
                                                              =============       ============      =============      ============

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                              UBS                                  UBS
                                                                     U.S. CASH MANAGEMENT                       U.S. BOND
                                                                    PRIME RELATIONSHIP FUND                 RELATIONSHIP FUND
                                                              ----------------------------------    --------------------------------
                                                              SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                                                JUNE 30, 2005     DECEMBER 31,        JUNE 30, 2005    DECEMBER 31,
                                                                (UNAUDITED)          2004              (UNAUDITED)         2004
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ................................     $     8,238,792   $     4,964,884        $ 1,983,072     $  3,218,951
   Net realized gain (loss) .............................                  --                --            (12,886)       1,402,951
   Change in net unrealized appreciation
      (depreciation) ....................................                  --                --           (179,902)      (1,099,024)
                                                              ---------------   ---------------        -----------     ------------
   Net increase (decrease) in net assets
      from operations ...................................           8,238,792         4,964,884          1,790,284        3,522,878
                                                              ---------------   ---------------        -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income .............          (8,238,792)       (4,964,884)                --               --
                                                              ---------------   ---------------        -----------     ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ............................       2,326,690,710     1,619,834,388                 --       35,768,068
   Dividends issued on reinvestment of
      distributions .....................................             579,422           669,658                 --               --
   Redemption Fees ......................................                  --                --                 --               --
   Cost of shares redeemed ..............................      (1,939,182,188)   (1,328,045,017)        (8,735,961)     (28,749,500)
                                                              ---------------   ---------------        -----------     ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions .........         388,087,944       292,459,029         (8,735,961)       7,018,568
                                                              ---------------   ---------------        -----------     ------------
INCREASE (DECREASE) IN NET ASSETS .......................         388,087,944       292,459,029         (6,945,677)      10,541,446
NET ASSETS, BEGINNING OF PERIOD .........................         540,178,431       247,719,402         96,611,021       86,069,575
                                                              ---------------   ---------------        -----------     ------------
NET ASSETS, END OF PERIOD ...............................     $   928,266,375   $   540,178,431        $89,665,344     $ 96,611,021
                                                              ===============   ===============        ===========     ============
SHARE TRANSACTIONS:
   Shares sold ..........................................       2,326,690,710     1,619,834,388                 --        2,541,596
   Shares issued on reinvestment of distributions .......             579,422           669,658                 --               --
   Shares redeemed ......................................      (1,939,182,188)   (1,328,045,017)          (612,044)      (2,086,891)
                                                              ---------------   ---------------        -----------     ------------
   Net increase (decrease) in shares outstanding ........         388,087,944       292,459,029           (612,044)         454,705
                                                              ===============   ===============        ===========     ============

                                                                               UBS
                                                                            HIGH YIELD
                                                                        RELATIONSHIP FUND
                                                              -------------------------------------
                                                              SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2005         DECEMBER 31,
                                                                 (UNAUDITED)              2004
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ................................        $  7,159,634        $  12,980,281
   Net realized gain (loss) .............................             624,300            5,355,545
   Change in net unrealized appreciation
      (depreciation) ....................................          (5,352,230)          (1,165,680)
                                                                 ------------        -------------
   Net increase (decrease) in net assets
      from operations ...................................           2,431,704           17,170,146
                                                                 ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income .............                  --                   --
                                                                 ------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ............................         119,950,000           57,632,043
   Dividends issued on reinvestment of
      distributions .....................................                  --                   --
   Redemption Fees ......................................                  --                   --
   Cost of shares redeemed ..............................         (47,895,993)        (110,703,180)
                                                                 ------------        -------------
   Net increase (decrease) in net assets
      resulting from capital share transactions .........          72,054,007          (53,071,137)
                                                                 ------------        -------------
INCREASE (DECREASE) IN NET ASSETS .......................          74,485,711          (35,900,991)
NET ASSETS, BEGINNING OF PERIOD .........................         141,457,680          177,358,671
                                                                 ------------        -------------
NET ASSETS, END OF PERIOD ...............................        $215,943,391        $ 141,457,680
                                                                 ============        =============
SHARE TRANSACTIONS:
   Shares sold ..........................................           6,529,952            3,340,767
   Shares issued on reinvestment of distributions .......                  --                   --
   Shares redeemed ......................................          (2,569,504)          (6,486,300)
                                                                 ------------        -------------
   Net increase (decrease) in shares outstanding ........           3,960,448           (3,145,533)
                                                                 ============        =============

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             115

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          UBS                                   UBS
                                                                 EMERGING MARKETS DEBT               U.S. SECURITIZED MORTGAGE
                                                                   RELATIONSHIP FUND                     RELATIONSHIP FUND
                                                           ---------------------------------     ----------------------------------
                                                           SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                             JUNE 30, 2005     DECEMBER 31,        JUNE 30, 2005      DECEMBER 31,
                                                              (UNAUDITED)          2004             (UNAUDITED)            2004
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ...............................     $  3,458,064      $  7,819,059       $   23,329,003      $ 34,830,038
   Net realized gain (loss) ............................        5,047,944         8,668,276             (495,046)          711,009
   Change in net unrealized appreciation
      (depreciation) ...................................       (2,326,038)        1,066,542           (9,482,634)       (5,268,075)
                                                             ------------      ------------       --------------      ------------
   Net increase (decrease) in net assets
      from operations ..................................        6,179,970        17,553,877           13,351,323        30,272,972
                                                             ------------      ------------       --------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...........................              937        10,913,349          214,053,060       315,832,287
   Redemption Fees .....................................               --            54,624                   --                --
   Cost of shares redeemed .............................      (20,646,905)      (43,787,111)         (57,379,012)      (70,873,961)
                                                             ------------      ------------       --------------      ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions ........      (20,645,968)      (32,819,138)         156,674,048       244,958,326
                                                             ------------      ------------       --------------      ------------
INCREASE (DECREASE) IN NET ASSETS ......................      (14,465,998)      (15,265,261)         170,025,371       275,231,298
NET ASSETS, BEGINNING OF PERIOD ........................      110,042,613       125,307,874          976,591,901       701,360,603
                                                             ------------      ------------       --------------      ------------
NET ASSETS, END OF PERIOD ..............................     $ 95,576,615      $110,042,613       $1,146,617,272      $976,591,901
                                                             ============      ============       ==============      ============
SHARE TRANSACTIONS:
   Shares sold .........................................               18           245,389           18,125,009        27,441,693
   Shares redeemed .....................................         (393,680)         (971,740)          (4,842,145)       (6,170,906)
                                                             ------------      ------------       --------------      ------------
   Net increase (decrease) in shares outstanding .......         (393,662)         (726,351)          13,282,864        21,270,787
                                                             ============      ============       ==============      ============

   *The Fund re-commenced investment operations on April, 5 2004.

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                          UBS                                 UBS
                                                                    CORPORATE BOND                  OPPORTUNISTIC HIGH YIELD
                                                                   RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                           ---------------------------------   ---------------------------------
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005      DECEMBER 31,
                                                             (UNAUDITED)          2004            (UNAUDITED)          2004*
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ...............................     $  7,328,246      $ 13,223,554       $ 3,313,067       $ 3,010,289
   Net realized gain (loss) ............................         (929,593)        2,132,009          (935,770)         (540,747)
   Change in net unrealized appreciation
      (depreciation) ...................................          763,936         1,572,949        (2,101,387)          889,849
                                                             ------------      ------------       -----------       -----------
   Net increase (decrease) in net assets
      from operations ..................................        7,162,589        16,928,512           275,910         3,359,391
                                                             ------------      ------------       -----------       -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...........................       63,178,000        99,733,000        30,094,255        63,833,700
   Redemption Fees .....................................               --                --                --                --
   Cost of shares redeemed .............................      (58,510,000)      (76,978,000)       (1,889,336)           (9,455)
                                                             ------------      ------------       -----------       -----------
   Net increase (decrease) in net assets
      resulting from capital share transactions ........        4,668,000        22,755,000        28,204,919        63,824,245
                                                             ------------      ------------       -----------       -----------
INCREASE (DECREASE) IN NET ASSETS ......................       11,830,589        39,683,512        28,480,829        67,183,636
NET ASSETS, BEGINNING OF PERIOD ........................      289,782,252       250,098,740        67,183,647                11
                                                             ------------      ------------       -----------       -----------
NET ASSETS, END OF PERIOD ..............................     $301,612,841      $289,782,252       $95,664,476       $67,183,647
                                                             ============      ============       ===========       ===========
SHARE TRANSACTIONS:
   Shares sold .........................................        5,777,333         9,494,813         2,586,011         5,746,026
   Shares redeemed .....................................       (5,313,684)       (7,259,805)         (165,556)             (868)
                                                             ------------      ------------       -----------       -----------
   Net increase (decrease) in shares outstanding .......          463,649         2,235,008         2,420,455         5,745,158
                                                             ============      ============       ===========       ===========

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             117

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JUNE 30, 2005
UBS GLOBAL SECURITIES RELATIONSHIP FUND                     (UNAUDITED)        2004        2003       2002        2001       2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................    $  27.3346      $  23.7133   $18.2484   $18.6799    $18.0599   $16.8271
                                                            ----------      ----------   --------   --------    --------   --------
Income (loss) from investment operations:
  Net investment income ................................        0.3451*         0.5572*    0.4388*    0.3954*     0.4154*    0.4900*
  Net realized and unrealized gain (loss) ..............       (0.1598)         3.0641     5.0261    (0.8269)     0.2046     0.7428
                                                            ----------      ----------   --------   --------    --------   --------
    Total income (loss) from investment operations .....        0.1853          3.6213     5.4649    (0.4315)     0.6200     1.2328
                                                            ----------      ----------   --------   --------    --------   --------
Net asset value, end of period .........................    $  27.5199      $  27.3346   $23.7133   $18.2484    $18.6799   $18.0599
                                                            ==========      ==========   ========   ========    ========   ========
Total return@ ..........................................          0.69%          15.27%     29.95%     (2.31)%      3.42%      7.33%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................    $1,566,033      $1,259,899   $952,538   $660,951    $551,532   $485,602
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...        0.0873%+        0.0875%    0.0880%      0.08%       0.05%      0.05%
    After expense reimbursement and earnings credit ....        0.0873%+        0.0875%    0.0875%      0.07%       0.05%      0.05%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...          2.56%+          2.26%      2.16%      2.14%       2.30%      2.93%
    After expense reimbursement and earnings credit ....          2.56%+          2.26%      2.16%      2.15%       2.30%      2.93%
  Portfolio turnover rate ..............................            51%             71%        67%       100%         91%        62%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JUNE 30, 2005
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                 (UNAUDITED)       2004       2003       2002        2001       2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................      $16.3164      $14.2420   $10.8884   $12.8484    $12.4626   $11.9159
                                                              --------      --------   --------   --------    --------   --------
Income (loss) from investment operations:
  Net investment income ................................        0.1414*       0.2845*    0.2126*    0.2085*     0.1913*    1.2318
  Net realized and unrealized gain (loss) ..............        0.1663        1.7899     3.1410    (2.1685)     0.1945    (0.6851)
                                                              --------      --------   --------   --------    --------   --------
    Total income (loss) from investment operations .....        0.3077        2.0744     3.3536    (1.9600)     0.3858     0.5467
                                                              --------      --------   --------   --------    --------   --------
Net asset value, end of period .........................      $16.6241      $16.3164   $14.2420   $10.8884    $12.8484   $12.4626
                                                              ========      ========   ========   ========    ========   ========
Total return@ ..........................................          1.89%        14.57%     30.80%    (15.26)%      3.10%      4.59%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................      $489,697      $111,397   $ 65,756   $ 49,905    $ 49,512   $ 66,512
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...        0.0475%+      0.1236%    0.1231%      0.09%       0.05%      0.03%
    After expense reimbursement and earnings credit ....        0.0475%+      0.0475%    0.0475%      0.03%       0.01%      0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...          1.76%+        1.86%      1.76%      1.70%       1.50%      1.71%
    After expense reimbursement and earnings credit ....          1.76%+        1.94%      1.84%      1.76%       1.54%      1.73%
  Portfolio turnover rate ..............................            36%           52%        46%        45%         45%        72%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Annualized.

--------------------------------------------------------------------------------

118              See accompanying notes to financial statements.

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JUNE 30, 2005
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND               (UNAUDITED)       2004        2003       2002         2001        2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................    $10.5546        $ 9.1924    $7.1106    $ 8.4750     $ 8.4771    $8.1963
                                                            --------        --------    -------    --------     --------    -------
Income (loss) from investment operations:
  Net investment income ................................      0.0960*         0.1989*    0.1560*     0.1443       0.1431     0.1829
  Net realized and unrealized gain (loss) ..............      0.0251          1.1633     1.9258     (1.5087)     (0.1452)    0.0979
                                                            --------        --------    -------    --------     --------    -------
    Total income (loss) from investment operations .....      0.1211          1.3622     2.0818     (1.3644)     (0.0021)    0.2808
                                                            --------        --------    -------    --------     --------    -------
Net asset value, end of period .........................    $10.6757        $10.5546    $9.1924    $ 7.1106     $ 8.4750    $8.4771
                                                            ========        ========    =======    ========     ========    =======
Total return@ ..........................................        1.15%          14.82%     29.28%     (16.10)%      (0.02)%     3.43%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................    $ 12,501        $ 12,414    $14,646    $ 11,381     $ 13,701    $14,644
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...      0.5314%+        0.6834%    0.3177%       0.16%        0.13%      0.27%
    After expense reimbursement and earnings credit ....      0.0475%+        0.0475%    0.0475        0.02%        0.01%      0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...        1.37%+          1.45%      1.71%       1.67%        1.43%      1.62%
    After expense reimbursement and earnings credit ....        1.85%+          2.09%      1.98%       1.81%        1.55%      1.88%
  Portfolio turnover rate ..............................          15%             35%        26%         41%          50%        67%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            -------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                           JUNE 30, 2005
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND           (UNAUDITED)       2004       2003       2002         2001        2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................    $16.2998        $14.1723   $10.7950   $12.6885     $12.2579    $10.4550
                                                            --------        --------   --------   --------     --------    --------
Income (loss) from investment operations:
  Net investment income ................................      0.1753*         0.3054*    0.2736*    0.3804       0.2155      0.2834
  Net realized and unrealized gain (loss) ..............      0.2475          1.8221     3.1037    (2.2739)      0.2151      1.5195
                                                            --------        --------   --------   --------     --------    --------
    Total income (loss) from investment operations .....      0.4228          2.1275     3.3773    (1.8935)      0.4306      1.8029
                                                            --------        --------   --------   --------     --------    --------
Net asset value, end of period .........................    $16.7226        $16.2998   $14.1723   $10.7950     $12.6885    $12.2579
                                                            ========        ========   ========   ========     ========    ========
Total return@ ..........................................        2.59%          15.01%     31.29%    (14.92)%       3.51%      17.24%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................    $107,155        $110,090   $108,536   $ 91,019     $120,409    $114,083
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...      0.1045%+        0.1222%    0.0847%      0.06%        0.02%       0.04%
    After expense reimbursement and earnings credit ....      0.0475%+        0.0475%    0.0475%      0.03%        0.01%       0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...        2.12%+          2.00%      2.26%      2.16%        1.92%       2.43%
    After expense reimbursement and earnings credit ....        2.17%+          2.07%      2.30%      2.19%        1.93%       2.46%
  Portfolio turnover rate ..............................          13%             42%        26%        33%          48%         75%
-----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Annualized.

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             119

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          JUNE 30, 2005
UBS SMALL CAP EQUITY RELATIONSHIP FUND                     (UNAUDITED)       2004       2003       2002        2001       2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $39.3024        $32.9924   $23.9103   $24.9640    $21.3920   $19.4892
                                                           --------        --------   --------   --------    --------   --------
Income (loss) from investment operations:
  Net investment income ................................     0.2322*         0.4745*    0.4642*    1.9606      0.3903*    1.3404
  Net realized and unrealized gain (loss) ..............    (0.9455)         5.8355     8.6179    (3.0143)     3.1817     0.5624
                                                           --------        --------   --------   --------    --------   --------
    Total income (loss) from investment operations .....    (0.7133)         6.3100     9.0821    (1.0537)     3.5720     1.9028
                                                           --------        --------   --------   --------    --------   --------
Net asset value, end of period .........................   $38.5891        $39.3024   $32.9924   $23.9103    $24.9640   $21.3920
                                                           ========        ========   ========   ========    ========   ========
Total return@ ..........................................      (1.81)%         19.13%     37.98%     (4.22)%     16.70%      9.76%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................   $473,688        $349,900   $287,971   $136,446    $174,710   $361,797
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...     0.0508%+        0.0705%    0.0682%      0.05%       0.02%      0.02%
    After expense reimbursement and earnings credit ....     0.0375%+        0.0375%    0.0375%      0.02%       0.00%      0.00%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...       1.24%+          1.33%      1.65%      1.60%       1.67%      1.86%
    After expense reimbursement and earnings credit ....       1.25%+          1.36%      1.68%      1.63%       1.69%      1.88%
  Portfolio turnover rate ..............................         40%             58%        62%        82%         76%        60%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                           --------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          JUNE 30, 2005
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                 (UNAUDITED)       2004       2003       2002        2001        2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $14.1144        $11.9125   $ 8.9083   $10.0597    $11.6827    $12.5008
                                                           --------        --------   --------   --------    --------    --------
Income (loss) from investment operations:
  Net investment income ................................     0.2480*         0.2902*    0.2351*    0.1993*     0.2256      0.3289
  Net realized and unrealized gain (loss) ..............    (0.5899)         1.9117     2.7691    (1.3507)    (1.8486)    (1.1470)
                                                           --------        --------   --------   --------    --------    --------
    Total income (loss) from investment operations .....    (0.3419)         2.2019     3.0042    (1.1514)    (1.6230)    (0.8181)
                                                           --------        --------   --------   --------    --------    --------
Net asset value, end of period..........................   $13.7718        $14.1144   $11.9125   $ 8.9083    $10.0597    $11.6827
                                                           ========        ========   ========   ========    ========    ========
Total return@...........................................      (2.42)%         18.48%     33.72%    (11.45)%    (13.89)%     (6.54)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................   $315,661        $ 96,527   $ 95,947   $ 80,544    $ 62,609    $ 75,227
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...     0.0900%+        0.1925%    0.1754%      0.13%       0.10%       0.11%
    After expense reimbursement and earnings credit ....     0.0900%+        0.0900%    0.0900%      0.08%       0.06%       0.06%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...       3.60%+          2.24%      2.35%      2.09%       2.04%       1.64%
    After expense reimbursement and earnings credit ....       3.60%+          2.34%      2.44%      2.14%       2.08%       1.69%
  Portfolio turnover rate ..............................         65%             44%        46%        51%         85%         63%
-----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Annualized.

--------------------------------------------------------------------------------

120              See accompanying notes to financial statements.

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                           YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2005
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND             (UNAUDITED)       2004       2003       2002        2001         2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................   $15.8600        $12.3568   $ 7.9516   $ 8.2645    $  8.2869    $ 11.6039
                                                          --------        --------   --------   --------    ---------    ---------
Income (loss) from investment operations:
  Net investment income ...............................     0.2787*         0.2802*    0.2196*    0.1275*      0.1770       0.4255
  Net realized and unrealized gain (loss) .............     0.8400          3.1578     4.1119    (0.4404)     (0.1994)     (3.7425)
                                                          --------        --------   --------   --------    ---------    ---------
    Total income (loss) from investment operations ....     1.1187          3.4380     4.3315    (0.3129)     (0.0224)     (3.3170)
                                                          --------        --------   --------   --------    ---------    ---------
  Redemption fees .....................................         --          0.0652     0.0737         --           --           --
                                                          --------        --------   --------   --------    ---------    ---------
Net asset value, end of period ........................   $16.9787        $15.8600   $12.3568   $ 7.9516     $ 8.2645     $ 8.2869
                                                          ========        ========   ========   ========    =========    =========
Total return@ .........................................       7.05%          28.35%     55.40%     (3.79)%      (0.27)%     (28.59)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) ................   $637,332        $653,601   $372,034   $208,990     $260,670     $265,557
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ..     0.3045%+        0.3263%    0.4500%      0.42%        0.40%        0.49%
    After expense reimbursement and earnings credit ...     0.3045%+        0.3263%    0.4500%      0.42%        0.40%        0.48%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ..       3.10%+          2.11%      2.28%      1.51%        1.93%        1.36%
    After expense reimbursement and earnings credit ...       3.10%+          2.11%      2.28%      1.51%        1.93%        1.37%
  Portfolio turnover rate .............................         44%             45%        62%        61%          61%          67%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          JUNE 30, 2005
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND           (UNAUDITED)       2004       2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $ 1.0000        $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $  1.0000
                                                           --------        --------   --------   --------   --------   ---------
Income (loss) from investment operations:
  Net investment income ................................     0.0136          0.0140     0.0126     0.0185     0.0413      0.0645
Distributions:
  Net investment income ................................    (0.0136)        (0.0140)   (0.0126)   (0.0185)   (0.0413)    (0.0645)
                                                           --------        --------   --------   --------   --------   ---------
Net asset value, end of period .........................   $ 1.0000        $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $  1.0000
                                                           ========        ========   ========   ========   ========   =========
Total return@ ..........................................       1.35%           1.41%      1.23%      1.87%      4.21%       6.69%
Ratios / Supplemental data:
  Net assets, end of period (in 000's) .................   $928,266        $540,178   $247,719   $572,043   $791,332    $657,327
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit ...     0.0175%+        0.0334%    0.0200%      0.02%      0.01%       0.01%
    After expense reimbursement and earnings credit ....     0.0100%+        0.0100%    0.0100%      0.01%      0.01%       0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit ...       2.73%+          1.50%      1.25%      1.85%      4.27%       6.49%
    After expense reimbursement and earnings credit ....       2.74%+          1.52%      1.26%      1.86%      4.27%       6.49%
---------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Annualized.

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             121

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                 YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------
                                                 SIX MONTHS ENDED                                                     PERIOD ENDED
                                                   JUNE 30, 2005                                                       DECEMBER 31,
UBS U.S. BOND RELATIONSHIP FUND                     (UNAUDITED)       2004         2003         2002          2001        2000**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........      $14.3144       $13.6737     $13.0522     $11.8512      $10.8829     $10.0000
                                                     --------       --------     --------     --------      --------     --------
Income from investment operations:
   Net investment income ......................        0.3135*        0.6141*      0.6022*      0.6547*       0.8146       0.1842
   Net realized and unrealized gain ...........       (0.0177)        0.0266       0.0193       0.5463        0.1537       0.6987
                                                     --------       --------     --------     --------      --------     --------
    Total income from investment operations            0.2958         0.6407       0.6215       1.2010        0.9683       0.8829
                                                     --------       --------     --------     --------      --------     --------
Net asset value, end of period ................      $14.6102       $14.3144     $13.6737     $13.0522      $11.8512     $10.8829
                                                     ========       ========     ========     ========      ========     ========
Total return@ .................................          2.07%          4.69%        4.76%       10.13%         8.90%        8.83%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's) .......      $ 89,665       $ 96,611     $ 86,070     $ 78,599      $ 36,154     $ 43,890
   Ratio of expenses to average net assets:
      Before expense reimbursement and
         earnings credit ......................        0.1141%+       0.1535%      0.1119%        0.09%         0.07%        0.20%+
      After expense reimbursement and
         earnings credit ......................        0.0475%+       0.0475%      0.0475%        0.03%         0.01%        0.01%+
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement and
         earnings credit ......................          4.33%+         4.29%        4.44%        5.18%         6.30%        6.60%+
      After expense reimbursement and
         earnings credit ......................          4.39%+         4.40%        4.50%        5.24%         6.36%        6.79%+
   Portfolio turnover rate ....................           110%           182%         144%         173%          204%         231%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2005
UBS HIGH YIELD RELATIONSHIP FUND                    (UNAUDITED)        2004         2003         2002          2001        2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........      $18.7745       $16.6064     $13.4775     $13.6963      $13.2292     $13.7659
                                                     --------       --------     --------     --------      --------     --------
Income (loss) from investment operations:
   Net investment income ......................        0.7809*        1.5397*      1.4440*      1.3443*       1.4440*      1.1583
   Net realized and unrealized gain (loss) ....       (0.7696)        0.6284       1.6849      (1.5631)      (0.9769)     (1.6950)
                                                     --------       --------     --------     --------      --------     --------
         Total income (loss) from investment
            operations ........................        0.0113         2.1681       3.1289      (0.2188)       0.4671      (0.5367)
                                                     --------       --------     --------     --------      --------     --------
Net asset value, end of period ................      $18.7858       $18.7745     $16.6064     $13.4775      $13.6963     $13.2292
                                                     ========       ========     ========     ========      ========     ========
Total return@ .................................          0.05%         13.06%       23.22%       (1.60)%        3.53%       (3.90)%
Ratios / Supplemental data:
   Net assets, end of period (in 000's) .......      $215,943       $141,458     $177,359     $141,314      $231,984     $313,921
   Ratio of expenses to average net assets:
      Before expense reimbursement and
         earnings credit ......................        0.0817%+       0.1117%      0.0729%        0.04%         0.02%        0.01%
      After expense reimbursement and
         earnings credit ......................        0.0375%+       0.0375%      0.0375%        0.01%         0.00%        0.00%
   Ratio of net investment income to average
      net assets:
      Before expense reimbursement and
         earnings credit ......................          8.41%+         8.81%        9.57%        9.98%        10.51%       10.39%
      After expense reimbursement and
         earnings credit ......................          8.46%+         8.88%        9.61%       10.01%        10.53%       10.40%
  Portfolio turnover rate .....................            35%           109%          94%          72%           59%          65%
-----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

** For the period April 28, 2000 (commencement of investment operations) to December 31, 2000.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+  Annualized.

--------------------------------------------------------------------------------

122              See accompanying notes to financial statements.

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2005
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND         (UNAUDITED)       2004         2003         2002          2001        2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........      $50.9092       $43.3907     $33.7362     $29.9417      $27.0205     $23.0957
                                                     --------       --------     --------     --------      --------     --------
Income from investment operations:
   Net investment income ......................        1.6650*        3.3314*      3.1991*      3.3450*       3.9816*      2.7100*
   Net realized and unrealized gain (loss) ....        1.4885         4.1638       6.4116       0.4495       (1.0604)      1.2148
                                                     --------       --------     --------     --------      --------     --------
         Total income from investment
            operations ........................        3.1535         7.4952       9.6107       3.7945        2.9212       3.9248
                                                     --------       --------     --------     --------      --------     --------
   Redemption fees ............................            --         0.0233       0.0438           --            --           --
                                                     --------       --------     --------     --------      --------     --------
Net asset value, end of period ................      $54.0627       $50.9092     $43.3907     $33.7362      $29.9417     $27.0205
                                                     ========       ========     ========     ========      ========     ========
Total return@ .................................          6.20%         17.33%       28.62%       12.67%        10.81%       16.99%
Ratios / Supplemental data:
   Net assets, end of period (in 000's) .......      $ 95,577       $110,043     $125,308     $110,596      $141,545     $176,181
   Ratio of expenses to average net assets ....        0.2074%+       0.1755%      0.2300%        0.22%         0.15%        0.14%
   Ratio of net investment income to average
      net assets ..............................          6.49%+         7.32%        8.13%       10.61%        12.09%       10.93%
   Portfolio turnover rate ....................            86%           141%         146%         106%          163%         112%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                 ----------------------------------
                                                              SIX MONTHS ENDED                                       PERIOD ENDED
                                                                JUNE 30, 2005                                         DECEMBER 31,
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                  (UNAUDITED)       2004         2003         2002        2001**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........                   $  11.7333     $11.3193     $10.9469     $10.0625     $10.0000
                                                                  ----------     --------     --------     --------     --------
Income from investment operations:
   Net investment income ......................                       0.2594*      0.4750*      0.4435*      0.5202       0.1479
   Net realized and unrealized gain (loss) ....                      (0.1125)     (0.0610)     (0.0711)      0.3642       0.0854
                                                                  ----------     --------     --------     --------     --------
         Total income from investment
            operations ........................                       0.1469       0.4140       0.3724       0.8844       0.0625
                                                                  ----------     --------     --------     --------     --------
Net asset value, end of period.................                   $  11.8802     $11.7333     $11.3193     $10.9469     $10.0625
                                                                  ==========     ========     ========     ========     ========
Total return@ .................................                         1.25%        3.66%        3.40%        8.79%        0.63%
Ratios / Supplemental data:
   Net assets, end of period (in 000's) .......                   $1,146,617     $976,592     $701,361     $662,830     $509,099
   Ratio of expenses to average net assets ....                       0.1209%+     0.1277%      0.0600%        0.03%        0.10%+
   Ratio of net investment income to average
      net assets ..............................                         4.43%+       4.13%        3.99%        5.39%        5.64%+
   Portfolio turnover rate ....................                           44%          69%          72%          67%          12%
----------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

** For the period September 26, 2001 (commencement of investment operations) to December 31, 2001.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+  Annualized.

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.             123

    UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                          SIX MONTHS ENDED       YEAR ENDED      PERIOD ENDED
                                                                            JUNE 30, 2005        DECEMBER 31,     DECEMBER 31,
UBS CORPORATE BOND RELATIONSHIP FUND                                         (UNAUDITED)            2004             2003**
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........                               $10.9528            $10.3252          $10.0000
                                                                              --------            --------          --------
Income from investment operations:
   Net investment income ......................                                 0.2667*             0.5067*           0.1397*
                                                                              --------            --------          --------
   Net realized and unrealized gain ...........                                (0.0158)             0.1209            0.1855
                                                                              --------            --------          --------
         Total income from investment
            operations ........................                                 0.2509              0.6276            0.3252
                                                                              --------            --------          --------
Net asset value, end of period ................                               $11.2037            $10.9528          $10.3252
                                                                              ========            ========          ========
Total return@ .................................                                   2.29%               6.08%             3.25%
Ratios / Supplemental data:
   Net assets, end of period (in 000's) .......                               $301,613            $289,782          $250,099
      Ratio of expenses to average net assets .                                 0.1000%+            0.1000%           0.0798%+
      Ratio of net investment income to
          average net assets ..................                                   4.90%+              4.80%             4.64%+
   Portfolio turnover rate ....................                                     24%                 45%                4%
------------------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                        -------------------------------------
                                                         SIX MONTHS
                                                            ENDED                                                 PERIOD ENDED
                                                        JUNE 30, 2005                                             DECEMBER 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND           (UNAUDITED)              2004#               2003           2002***
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........           $11.6940            $10.9244            $10.1256          $10.0000
                                                          --------            --------            --------          --------
Income (loss) from investment operations:
   Net investment income ......................             0.4776*             0.9596*             0.3429            0.2721*
   Net realized and unrealized gain (loss) ....            (0.4551)            (0.1900)             0.4559           (0.1465)
                                                          --------            --------            --------          --------
         Total income (loss) from investment
            operations ........................             0.0225              0.7696              0.7988            0.1256
                                                          --------            --------            --------          --------
Net asset value, end of period.................           $11.7155            $11.6940            $10.9244          $10.1256
                                                          ========            ========            ========          ========
Total return@ .................................               0.19%               7.04%               7.89%             1.26%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's) .......           $ 95,664            $ 67,184            $     --^         $ 47,398
   Ratio of expenses to average net assets:
      Before expense reimbursement and
         earnings credit ......................             0.1375%+            0.1370%+            0.1520%             1.28%+
      After expense reimbursement and
         earnings credit ......................             0.1375%+            0.1370%+            0.1375%             0.14%+
   Ratio of net investment income to average
      net assets:
      Before expense reimbursement and
         earnings credit ......................               8.29%+              8.59%+              9.41%             7.10%+
      After expense reimbursement and
         earnings credit ......................               8.29%+              8.59%+              9.42%             8.24%+
   Portfolio turnover rate ....................                  9%                 22%                 84%               20%
------------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.

** For the period September 15, 2003 (commencement of investment operations) to December 31, 2003.

*** For the period September 4, 2002 (commencement of investment operations) to December 31, 2002.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^   Net assets are less than $1,000.

+   Annualized

# Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced operations.

--------------------------------------------------------------------------------

124              See accompanying notes to financial statements.

    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1.     SIGNIFICANT ACCOUNTING POLICIES

UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund which is diversified. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Corporate Bond Relationship Fund and UBS Opportunistic High Yield Relationship Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund's securities. The Funds may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency contracts in the Statements of Operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment and foreign exchange transactions are determined on an identified cost basis.

D. SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS: Certain Funds may from time to time purchase securities on to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2005 UBS Global Securities Relationship Fund and UBS U.S. Bond Relationship Fund were the only Funds that held TBA securities with a total cost of $4,408,600 and $2,434,323, respectively.

E. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

F. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

G. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

H. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds' net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

I. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

J. USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund ................................ 0.0875%
UBS U.S. Large Cap Equity Relationship Fund ............................ 0.0475
UBS Large Cap Select Equity Relationship Fund........................... 0.0475
UBS U.S. Large Cap Value Equity Relationship Fund ...................... 0.0475
UBS Small Cap Equity Relationship Fund ................................. 0.0375
UBS International Equity Relationship Fund ............................. 0.0900
UBS Emerging Markets Equity Relationship Fund .......................... 0.5000
UBS U.S. Cash Management Prime Relationship Fund ....................... 0.0100
UBS U.S. Bond Relationship Fund ........................................ 0.0475
UBS High Yield Relationship Fund ....................................... 0.0375
UBS Emerging Markets Debt Relationship Fund ............................ 0.5000
UBS U.S. Securitized Mortgage Relationship Fund ........................ 0.1375
UBS Corporate Bond Relationship Fund ................................... 0.1000
UBS Opportunistic High Yield Relationship Fund ......................... 0.1375

At June 30, 2005, the Advisor owed certain Funds for expense reimbursements as follows:

UBS Large Cap Select Equity Relationship Fund........................... $3,776
UBS U.S. Large Cap Value Equity Relationship Fund ......................  3,962
UBS Small Cap Equity Relationship Fund .................................  1,632
UBS U.S. Cash Management Prime Relationship Fund .......................    831
UBS U.S. Bond Relationship Fund  .......................................  3,943
UBS High Yield Relationship Fund .......................................  3,090

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

During the six months ended June 30, 2005, the Advisor paid certain Funds for expense reimbursements as follows:

UBS Large Cap Select Equity Relationship Fund .......................... $25,684
UBS U.S. Large Cap Value Equity Relationship Fund ......................  26,304
UBS Small Cap Equity Relationship Fund .................................  25,798
UBS U.S. Cash Management Prime Relationship Fund .......................  21,739
UBS U.S. Bond Relationship Fund  .......................................  26,137
UBS High Yield Relationship Fund .......................................  34,295

Each Fund will pay an administration fee to J.P. Morgan Investor Services Co., that is computed daily and paid monthly at an annual of 0.075% of daily net assets of such Fund to the extent the Fund's do not exceed the expense cap and only to the extent it does not cause a Fund to exceed its expense cap.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments, including investments of cash collateral for securities loaned, represented 9.59% of UBS Global Securities Relationship Fund's total net assets at June 30, 2005. Amounts relating to those investments for the six months ended June 30, 2005 are summarized as follows:

                                                                                                      NET
                                                                                                   UNREALIZED
                                                                       SALES      NET REALIZED    APPRECIATION/
AFFILIATES                                             PURCHASES      PROCEEDS        GAIN       (DEPRECIATION)      VALUE
----------                                            -----------   -----------   ------------   --------------   ------------
UBS Small Cap Equity Relationship Fund ............            --            --             --    $   (687,679)   $ 37,320,240
UBS Emerging Markets Equity Relationship Fund .....   $21,000,000   $46,000,000    $22,796,445     (15,334,975)     82,468,242
UBS High Yield Relationship Fund ..................    19,000,000                                      367,276      30,351,613
                                                      -----------   -----------    -----------    ------------    ------------
                                                      $40,000,000   $46,000,000    $22,796,445    $(15,655,378)   $150,140,095
                                                      ===========   ===========    ===========    ============    ============

The following Funds invest in shares of UBS Supplementary Trust U.S. -- Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as affiliated interest income on the Statements of Operations. Amounts relating to those investments at June 30, 2005 and for the period then ended are summarized as follows:

                                                                                                                        % of
                                                                           SALES          INTEREST                      NET
FUND                                                    PURCHASES         PROCEEDS         INCOME         VALUE        ASSETS
----                                                 --------------    --------------    ----------    ------------    ------
UBS Global Securities Relationship Fund ..........   $  494,574,705    $  386,086,614    $  517,314    $184,591,141     11.78%
UBS U.S. Large Cap Equity Relationship Fund ......       60,167,658        49,270,743       138,416      16,004,109      3.27
UBS Large Cap Select Equity
   Relationship Fund .......--....................          922,152         1,163,585         2,852         233,380      1.87
UBS U.S. Large Cap Value Equity
   Relationship Fund .............................       10,683,388         8,535,265        30,978       3,436,042      3.21
UBS Small Cap Equity Relationship Fund ...........       71,721,014        64,702,550       284,846      20,062,772      4.24
UBS International Equity Relationship Fund .......       71,471,580        71,328,345        19,101         891,855      0.28
UBS Emerging Markets Equity
   Relationship Fund .............................      148,761,496       152,849,005       100,904       6,352,675      1.00
UBS U.S. Cash Management Prime
   Relationship Fund .............................    1,723,020,023     1,334,934,960     8,268,838     928,324,699    100.01
UBS U.S. Bond Relationship Fund ..................       14,085,167        17,316,728        76,387       4,763,146      5.31
UBS High Yield Relationship Fund .................      105,627,654       105,576,384       108,028       3,338,028      1.55
UBS Emerging Markets Debt Relationship Fund ......       43,499,338        45,678,926        67,597         817,204      0.86

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128

    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                                         % OF
                                                                            SALES          INTEREST                       NET
FUND                                                     PURCHASES         PROCEEDS         INCOME         VALUE        ASSETS
----                                                   ------------      ------------      --------     -----------     ------
UBS U.S. Securitized Mortgage
   Relationship Fund ...............................   $438,005,953      $418,074,529      $659,533     $61,740,433      5.39%
UBS Corporate Bond Relationship Fund ...............     43,641,739        44,375,675        56,646       4,025,666      1.34
UBS Opportunistic High Yield
   Relationship Fund ...............................     25,049,942        23,856,870        21,808       1,649,221      1.72

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the six months ended June 30, 2005, were as follows:

FUND                                                          UBS SECURITIES LLC
----                                                          ------------------
UBS Global Securities Relationship Fund ...................        $23,940
UBS U.S. Large Cap Equity Relationship Fund ...............         19,849
UBS Large Cap Select Equity Relationship Fund .............            624
UBS U.S. Large Cap Value Equity Relationship Fund .........          4,598
UBS Small Cap Equity Relationship Fund ....................          1,737
UBS International Equity Relationship Fund ................            927
UBS Emerging Markets Equity Relationship Fund .............            824

3.     INVESTMENT TRANSACTIONS

Investment transactions for the six months ended June 30, 2005, excluding short-term investments, were as follows:

                                                                                          SALES
FUND                                                                 PURCHASES           PROCEEDS
----                                                               ------------        ------------
UBS Global Securities Relationship Fund........................    $598,564,689        $473,295,537
UBS U.S. Large Cap Equity Relationship Fund....................     467,969,359         111,058,300
UBS Large Cap Select Equity Relationship Fund..................       2,198,926           1,834,996
UBS U.S. Large Cap Value Equity Relationship Fund..............      13,756,455          18,202,977
UBS Small Cap Equity Relationship Fund.........................     283,978,804         157,712,297
UBS International Equity Relationship Fund.....................     373,080,498         148,553,454
UBS Emerging Markets Equity Relationship Fund..................     274,149,135         340,492,453
UBS U.S. Bond Relationship Fund................................      44,428,973          46,556,857
UBS High Yield Relationship Fund...............................     130,484,890          55,751,366
UBS Emerging Markets Debt Relationship Fund....................      85,880,742         100,368,808
UBS U.S. Securitized Mortgage Relationship Fund................     634,791,755         453,440,850
UBS Corporate Bond Relationship Fund...........................      77,137,740          63,405,477
UBS Opportunistic High Yield Relationship Fund.................      34,453,125           7,166,287

For the six months ended June 30, 2005, purchases and sales of long-term U.S. government securities were as follows:

                                                                                          SALES
FUND                                                                 PURCHASES           PROCEEDS
----                                                               ------------        ------------
UBS Global Securities Relationship Fund .......................    $211,065,157        $185,423,947
UBS U.S. Bond Relationship Fund ...............................      54,286,521          59,347,322
UBS Corporate Bond Relationship Fund...........................       8,464,156           8,474,125

4.     FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds may enter into forward foreign currency contracts. During the six months ended June 30, 2005, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, and UBS Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the six months ended June 30, 2005, was the Funds' custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract as of June 30, 2005.

5.     FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equalize cash.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

6.     TOTAL RETURN SWAP AGREEMENTS

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

At June 30, 2005, UBS Emerging Markets Debt Relationship Fund had outstanding total return swap contracts with the following terms:

                                                            TERMINATION     PAYMENTS MADE    PAYMENTS RECEIVED     UNREALIZED
                                         NOTIONAL AMOUNT        DATE        BY THE FUND         BY THE FUND       DEPRECIATION
                                         ---------------    ------------    -------------    -----------------    ------------
EURO ..................................    $ 1,290,000        07/27/07        2.06975%*           11.00%**         $(18,487)

 * Rate based on 12 month LIBOR (EUR-BBA)

** Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 07/27/2012.

BBA British Banking Association

7.     SECURITY LENDING

The Funds may lend portfolio securities up to 33 1/3% of its net assets to qualified broker-dealers or financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending

--------------------------------------------------------------------------------

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    UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

agent. The Fund earned negotiated lenders' fees, which are included in securities lending revenue in the Statements of Operations. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short-term, interest bearing securities, which are included in the Schedule of Investments. In addition, the UBS Global Securities Relationship Fund received U.S. Government Agency securities as collateral amounting to $33,349,574, which cannot be resold. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at June 30, 2005, were as follows:

                                                                                          MARKET
                                                                         TOTAL           VALUE OF
                                                        MARKET         COLLATERAL       INVESTMENTS
                                                       VALUE OF           FOR             OF CASH
                                                        LOANED         SECURITIES       COLLATERAL
                                                      SECURITIES         LOANED          RECEIVED
                                                      -----------      -----------      -----------
UBS Global Securities Relationship Fund               $85,025,110      $88,087,575      $54,732,001
                                                      ===========      ===========      ===========

Cash collateral is invested in UBS Supplementary Trust -- U.S. Cash Management Prime Fund, an affiliate.

8.     TRANSACTION CHARGES

Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 0.75% and 0.50%, respectively, of the Fund's offering price on Fund share purchases.

Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,815,860 and $2,449,474 and UBS Emerging Markets Debt Relationship Fund were $5 and $54,624 for the periods ended June 30, 2005 and December 31, 2004, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- GENERAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

PROXY VOTING POLICIES, PROCEDURES & RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds will file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647-1568.

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    UBS RELATIONSHIP FUNDS -- GENERAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

       At the meeting of the Board of Trustees (the "Board") of the UBS Relationship Funds (the "Trust"), held on May 26, 2005 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the series of the Trusts (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel on May 25, 2005 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Analytical Services, Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative performance for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings and other issues related to the continuation of the Advisory Agreements.

       At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

       NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients. The Board also evaluated the Advisor's portfolio management process and reviewed the information concerning the process that had been provided by the Advisor in advance of the Meeting. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

       In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars and portfolio valuations, among others. The Board also discussed the compliance program for the Advisor and its affiliates, including the Advisor's compliance with its code of ethics, trade allocation procedures and best execution procedures. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

       PERFORMANCE. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that most of the Funds had appeared in one of the top two performance quintiles for the one-, three-, and five-year performance periods and that each Fund, except the UBS Opportunistic High Yield Relationship Fund, had performed better than the average performance for its respective Lipper performance universe. In the case of the UBS Opportunistic High Yield Relationship Fund, which had appeared in the fourth performance quintile for the one-year period, in response to the Board's inquiry, the Advisor explained that the Fund is not designed to be a long-term investment option but

--------------------------------------------------------------------------------

    UBS RELATIONSHIP FUNDS -- GENERAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

rather is used to provide clients with opportunistic exposure to the high yield debt asset class, which affected its relative performance compared to the more traditional high yield funds in its peer universe. After analyzing the performance for each Fund, the Board determined that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

       COSTS AND EXPENSES. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements.

       PROFITABILITY. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

       ECONOMIES OF SCALE. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged.
The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

       After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------

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                                                                             135

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136

[LOGO OF UBS] UBS
                                                                   -------------
                                                                     Presorted
                                                                     Standard
              UBS GLOBAL ASSET MANAGEMENT                          U.S. Postage
              One North Wacker Drive                                   PAID
              Chicago, Illinois 60606                              Smithtown, NY
                                                                    Permit 700
                                                                   -------------

ITEM 2. CODE OF ETHICS.
-----------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

    (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  September 7, 2005
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  September 7, 2005
       -----------------

By:    /s/ Joseph T. Malone
       --------------------
       Joseph T. Malone
       Treasurer & Principal Accounting Officer

Date:  September 7, 2005
       -----------------